UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act File Number 811-01597

Steward Funds, Inc.

(Exact name of registrant as specified in charter)

15375 Memorial Drive

Suite 200

Houston, Texas 77079

(Address of principal executive offices) (Zip code)

John Marten

Vedder Price P.C.

222 North LaSalle Street

Chicago, Illinois 60601

(Name and address of agent for service)

Registrant’s telephone number, including area code: (800) 262-6631

Date of fiscal year end: April 30

Date of reporting period: April 30, 2021

Item 1. Reports to Stockholders.

(a)	The following is a copy of the report transmitted to shareholders pursuant to Rule 30e-1 under the Investment Company Act of 1940 (the “Act”) (17 CFR 270.30e-1):

CROSSMARKGLOBAL.COM

April 30, 2021

STEWARD FUNDS
ANNUAL REPORT

CROSSMARKGLOBAL.COM April 30, 2021 STEWARD FUNDS ANNUAL REPORT

Dear Shareholder:
It is our pleasure to present you with the 2021 Steward Funds, Inc. Annual Report. Within the pages of this report, you will see detailed information regarding the Funds, including performance, specific holdings within each Fund, and a summary of the key factors that have affected the Funds’ performance for the most recent fiscal year.
Dedicated to widely-held traditional values, our Steward Funds use a proprietary screening methodology that seeks to screen out companies recognized for their material business involvement, through direct participation and/or percentage of revenue, in abortion and abortifacients, adult entertainment, alcohol, embryonic stem cell research, gambling, recreational cannabis, and tobacco. We believe that investors do not need to sacrifice investment returns to align their investments with their values.
In that vein, we are excited to announce that for the seventh consecutive year our Steward Global Equity Income Fund (ticker SGISX) has received multiple Lipper Fund Awards for its performance. Specifically, the Steward Global Equity Income Fund was named the Best Global Equity Income Fund in the ten-year performance category for the period ended November 30, 2020, by Refinitiv. We are proud of this impressive track record.
In addition to receiving recognition for our investment product performance, we are also extremely proud of the recognition we have received related to the corporate culture at Crossmark Global Investments (the investment advisory firm that manages the Funds). As a faith-based firm, we are committed to operating according to the highest levels of excellence within our industry. Our commitment to our core values of integrity, courage, commitment, proficiency, and professionalism is unwavering. We believe that a vibrant, healthy corporate culture contributes substantially to the success of our clients.
During this last year we were honored to receive Houston’s Best and Brightest Companies to Work for Award given by the National Association for Business Resources (the fourth year in a row Crossmark has received this recognition), as well as being named one of the Best Companies to Work for in Texas by the joint efforts of the Texas Association of Business, Texas Society of Human Resource Management and Best Companies Group. These awards demonstrate our commitment to creating a positive work environment for our employees where our core philosophy of serving our clients with excellence can thrive.
On behalf of all of the professionals at the Steward Funds and Crossmark Global Investments, we sincerely thank you for the trust you have placed in us. We invite you to learn more about the Steward Funds, Crossmark Global Investments, and the various investment options available by visiting our website at crossmarkglobal.com. Additionally, if you are ever in the Houston, Texas area, we would love to meet you personally. Feel free to stop by our office at any time.
Again, thank you for choosing to invest in the Steward Funds.
Sincerely,
Michael L. Kern, III, CFA
President – Steward Funds, Inc.
President & CEO – Crossmark Global Investments, Inc.
15375 Memorial Drive, Suite 200, Houston, TX 77079 800-262-6631	crossmarkglobal.com/stewardfund s

NOTES FROM THE PORTFOLIO MANAGERS (Unaudited)
STEWARD COVERED CALL INCOME FUND
Paul Townsen, Managing Director, Portfolio Manager and Ryan Caylor, CFA, Head of Research, Portfolio Manager

Fund and Market Performance
For the year ended April 30, 2021, the Steward Covered Call Income Fund returned 32.27% for the Class A shares and 32.73% for the Institutional Class shares. For comparison purposes, the total return of the S&P 500 Index was 45.98% over the same period, representing the strongest April-to-April trailing twelve month performance for the U.S. stock market dating back to 1942-1943. Given that a covered call strategy intentionally caps upside equity exposure in return for guaranteed upfront option premium income, an equity recovery of this magnitude makes it nearly impossible for call option writing portfolios to keep pace with the overall equity market. However, over the same period, the Fund’s primary benchmark, CBOE S&P 500 BuyWrite Index (BXM), returned 27.36%, and when measured against the performance of the primary benchmark, the Institutional Class shares outperformed by 537 basis points.
Positive and Negative Contributors to Performance
With regard to performance attribution for the Fund during the fiscal year ended April 30, 2021, there are several sectors and individual stocks worth highlighting. All sectors returned positive performance over this period, but from a sector allocation standpoint, the sectors contributing the most to relative performance against the S&P 500 were Health Care and Real Estate (both underweight relative to the S&P 500), as well as Communication Services (overweight relative to the S&P 500). Detracting the most from relative performance were Consumer Staples (overweight) and Materials (underweight). Several stocks that contributed the most to relative performance were Paypal (1.4% of total net assets), General Motors (0.5% of total net assets) and FedEx (0.6% of total net assets). Stocks detracting the most from relative performance were Apple (4.3% of total net assets), PepsiCo (1.6% of total net assets), and Amgen (1.1% of total net assets). When considering the values based screens we apply, the net impact for the Fund by not owning the screened-out companies was a materially positive +159 basis points, with almost all of the positive net impact coming from our embryonic stem cell research and abortion screens.
Looking Ahead
As we look to the rest of the 2021 calendar year, we believe investors will continue to weigh – what appears to be – dueling equity market narratives of monetary/fiscal stimulus and an economic reopening/recovery in developed markets on the one hand, versus the specter of (hyper)/inflation, bubble territory in several asset classes, and the more virulent and more transmissible SARS-CoV2 variants on the other hand. How this plays out from an implied volatility vs. realized volatility standpoint (otherwise known as the volatility premium realized by writing covered calls) is yet to be determined. However, we do believe we’ve entered a new regime characterized by higher implied volatility compared to the historically low volatility regime bookended between the Great Financial Crisis of 2008/09 and the Pandemic of 2020/21.
Principal Investment Strategy
The Fund’s principal investment strategy is to invest in a portfolio of large-cap, dividend-paying, equity securities that are listed on U.S. exchanges and to write (sell) covered call options on those securities with the overall goal of providing options premium income and lowering volatility of the Fund’s portfolio when compared to the broader uncovered large-cap securities market, subject to the limitations of the Fund’s values-based screening policies.
Under normal market circumstances, the Fund will:
•  write (sell) call options on at least 80% of its equity securities
•  invest at least 80% of its assets in the securities of companies included in the Fund’s benchmark
The Fund’s equity investments will consist primarily of common stocks of large U.S. companies, most of which will pay dividends, with sufficient liquidity and option market interest to suggest that call options can be readily written on those securities.

STEWARD GLOBAL EQUITY INCOME FUND
John R. Wolf, Managing Director, Portfolio Manager, Brent Lium, CFA, Managing Director, Portfolio Manager and Ryan Caylor, CFA, Head of Research, Portfolio Manager
Fund and Market Performance
For the year ended April 30, 2021, the Steward Global Equity Income Fund returned 45.81% for the Class A shares and 46.24% for the Institutional Class shares. The return for the global market as represented by the S&P Global 1200 Index was 45.42% for the same period. For dividend income comparison purposes, the MSCI World High Dividend Yield Index returned 28.21%.
Positive and Negative Contributors to Performance
The Fund’s allocation at the end of the period was approximately 61% U.S. and 39% international with domestic stocks slightly outperforming their international counterparts during the year. The COVID-19 pandemic had a material impact on various sectors and industries for this entire reporting period. Industries that catered to the work from home environment did exceptionally well. The semiconductor industry was one of these benefactors as equipment for home offices was in high demand. This led to Taiwan Semiconductor Manufacturing Co., LTD rising 123.37% and being the Fund’s top contributor to relative performance for the year. Along this same theme were the actual manufacturers of personal computing equipment and related products. Shares of Fund holding HP Inc. climbed 127.45% as the company reported robust results across the board. Demand was so strong that the company actually experienced some supply challenges. Another area related to the pandemic that was positively impacted was home entertainment as the ability to go out to various entertainment venues was severely restricted. Shares of ViacomCBS rose 133.81% as the company is transitioning from a traditional cable network to a significant player in the streaming market. The massive programming catalog on Paramount+, the recently launched subscription streaming service, is providing the base for the company to become a major competitor. Adding to the positive momentum was the recent televised interview with Prince Harry and Meghan Markle which had blockbuster ratings further boosting the price of the stock.
Negative contributors to relative performance included Kellogg Co. Shares declined 1.25% for the year after missing analyst consensus for sales growth in the fourth quarter of 2020, however, earnings growth came in slightly higher than expected. The deceleration of growth over the past two quarters has been sharper than its food industry peers despite that at-home food consumption remains fairly high. Management attributes this to capacity constraints in the U.S. cereal market and expects to regain market share once this is addressed. Shares of PepsiCo Inc. underperformed, rising 12.30% for the year despite quarter results that beat both sales and earnings expectations along with a 5% dividend increase. The company also reported guidance for 2021 that was in line with its previous projections but slightly lower than analyst consensus on earnings. Other than the general COVID related volatility that has affected other similar large cap companies like PepsiCo, the only investor disappointment was related to a lack of buyback activity.
Performance of the Fund can also be affected by the Fund’s values-based screening policies. For the year ended April 30, 2021, the Fund’s values-based screening policies had a slight positive impact on performance.
Looking Ahead
With COVID vaccinations well underway, the growth to value rotation appears to be gathering momentum as local economies begin to open and another step to normalcy is being taken. Value stocks which dramatically underperformed during the pandemic last year are now beginning to outperform their growth counterparts. This reflects investor expectations of a powerful economic rebound. With general equity market valuations at their current high level, some investor caution however is warranted. We believe this makes a good case for quality and dividend income stocks which are well positioned to benefit from this type of equity market environment.
Principal Investment Strategy
The Fund pursues its investment objective through investment in U.S. and non-U.S. dividend-paying stocks that have demonstrated above-median yield and a positive trend in dividend payouts and favorable earnings growth, subject to the limitations of the Fund’s values-based screening policies. The Fund invests primarily in common stocks of companies that represent a broad spectrum of the global economy and a range of market capitalizations, including large-cap, mid-cap and small-cap. The Fund may also invest in other investment companies and real estate investment trusts. The Fund will invest in dividend-paying securities of issuers throughout the world and the Fund will generally seek to have 30% to 50% of its net assets, and, under normal market conditions, no less than 30% of its net assets, invested in securities of non-U.S. issuers. Under normal market conditions, the Fund will invest at least 80% (measured at the time of investment) of the value of its net assets, plus the amount of any borrowings for investment purposes, either directly or through other investment companies, in dividend-paying securities. The Fund will also, under normal market conditions, invest at least 80% (measured at the time of investment) of the value of its net assets, plus the amount of any borrowings for investment purposes, either directly or through other investment companies, in equity securities. (Any such other investment company will also have similar policies to invest at least 80% of the value of its net assets, plus the amount of any borrowings for investment purposes, in (a) dividend-paying securities and (b) equity securities.) The Fund will provide shareholders with at least 60 days’ prior notice of any change in these policies. The Fund may invest up to 80% of its total assets in securities of non-U.S. issuers and no more than 40% of its total assets in securities of companies in emerging market countries.
STEWARD INTERNATIONAL ENHANCED INDEX FUND
Brent Lium, CFA, Managing Director, Portfolio Manager and Ryan Caylor, CFA, Head of Research, Portfolio Manager

Fund and Market Performance
For the year ended April 30, 2021, the Steward International Enhanced Index Fund returned 46.20% for the Class A shares and 46.56% for the Institutional Class shares. When compared against the 42.56% total return of the S&P ADR Index (the Fund’s primary benchmark), the Fund's Institutional Class shares outperformed by 400 basis points. The Fund’s dual market strategy – which allocates to both non-U.S. developed market (DM) ADR securities and to emerging market (EM) ADR securities – remained unchanged throughout the year at 85% non-U.S. DM and 15% EM. These allocation weights continue to represent our relatively neutral outlook between non-U.S. DM and EM going forward.
Positive and Negative Contributors to Performance
And it was this allocation to EM that was the biggest driver of Fund outperformance (+250 basis points of net impact) during the year ended April 30, 2021, as EM ADRs returned 59.2% representing 1,664 basis points of outperformance relative to the primary benchmark. Individual EM ADR stocks in the portfolio that provided the biggest individual contributions to outperformance versus the primary benchmark included Pinduoduo (+182.3% total return), Infosys (+99.8% total return), and JD.com (+79.5% total return). On the other hand, Alibaba (+13.95% total return) was the biggest individual detractor from performance versus the primary benchmark.
Another sub-component affecting the Fund’s net performance relative to the primary benchmark is the Fund's values-based screens. For the year ended April 30, 2021, the companies included in the Fund’s values-based screens represented approximately 20% of the primary benchmark’s market capitalization. Not owning these screened-out companies had a materially positive net impact on the Fund’s relative performance against the primary benchmark. Overall, our restriction on stem cell research and abortion-related securities accounted for nearly all of the net relative positive impact, while the alcohol and tobacco screens provided a smaller positive net impact. Recreational cannabis was the only values-based screen that detracted from relative performance, but the net negative impact was immaterial in comparison to the positive impact from our other screens.
Looking Ahead
Going forward, we will continue to carefully examine the rationale of a neutral weighting between non-U.S. developed markets and emerging markets. Given the delayed rollout of COVID-19 vaccinations in EM countries, the abundance of more transmissive COVID-19 strains, changing views on China and Chinese securities on U.S. exchanges, what appears to be a global movement toward de-globalization, unprecedented monetary and fiscal policy interventions by central banks and governments worldwide (including EM central banks), and a new U.S. President backed by a Democrat majority in both the House and Senate, we will be monitoring the global macro situation closely to ensure the DM vs. EM allocation remains consistent with our global outlook going forward.
Principal Investment Strategy
The Fund is not a passively managed index Fund. The Fund pursues its objective by seeking to enhance its performance over that of its primary benchmark index by 1) changing the relative weighting in the Fund’s portfolio of equity securities of developed market companies and of emerging market companies, and 2) utilizing computer-aided, quantitative analysis of valuation, growth, dividend yield, industry, and other factors to attempt to compensate for the exclusion of certain index securities due to the Fund’s values-based screening policies.

Under normal circumstances, the Fund will invest at least 80% of its assets in the securities of companies included in the Fund’s primary benchmark and will invest at least 80% of its assets in the securities of non-U.S. companies. The Fund’s investments are allocated in an attempt to match the characteristics of a blend of the primary benchmark with varied weightings from time to time of a secondary broad-based index that includes only securities of issuers in emerging market countries.
STEWARD LARGE CAP ENHANCED INDEX FUND
Brent Lium, CFA, Managing Director, Portfolio Manager and Ryan Caylor, CFA, Head of Research, Portfolio Manager

Fund and Market Performance
For the year ended April 30, 2021, the Steward Large Cap Enhanced Index Fund returned 47.01% for the Class A shares and 47.40% for the Institutional Class shares. For comparison purposes, the return for the S&P 500 Index for the same period was 45.98%. The S&P 500 Pure Style Index returns were 48.90% for the S&P 500 Pure Growth Index and 72.32% for the S&P 500 Pure Value Index for the same period.
Positive and Negative Contributors to Performance
The Fund’s blended style structure was changed during the period. As of April 30, 2021, the blended style structure of the Fund was 60% large-cap core, 30% towards growth stocks, and 10% towards value stocks. The prior weighting had been 60% large-cap core, 22% value, and 18% growth. The precipitating factor for this allocation change was to bring the Fund to a more neutral sector weighting, eliminating the large underweight of the technology sector and large overweight of the financial sector that the prior tilts maintained, and to express a bias towards growth.
The Fund’s factor-focused growth and value components may impact performance. During this reporting period, growth outperformed and value underperformed the cap-weighted counterpart, contributing to the Fund’s outperformance. This was the most significant single measurable factor impacting performance for the period. Overall, the allocations towards value and growth added 169 basis points to performance when compared to the S&P 500. The tilt towards growth versus the neutral scenario detracted 28 basis points.
Performance of the Fund can also be affected by the Fund’s values-based screening policies. For the period ended April 30, 2021, the values-based screening policies had a positive performance impact on the Fund, adding 167 basis points. Companies such as General Electric (embryonic stem cell research), up 93.88%, HCA Healthcare (adult entertainment), up 83.45%, and MGM Resorts (gambling), up 142.04%, outperformed the S&P 500 benchmark. Screening out these three securities detracted 20 basis points from performance. Conversely, not owning companies such as Johnson & Johnson (embryonic stem cell research), up 11.40%, Merck (embryonic stem cell research), down 3.05%, and Pfizer (embryonic stem cell research), up 10.724%, positively impacted performance by 126 basis points.
Principal Investment Strategy
The Fund is not a passively managed index Fund. The Fund pursues its objective by seeking to enhance its performance over that of its primary benchmark index by 1) changing the relative weighting in the Fund’s portfolio of growth versus value style securities in the index (style tilt) and 2) utilizing computer-aided, quantitative analysis of valuation, growth, dividend yield, industry and other factors to attempt to compensate for the exclusion of certain index securities due to the Fund’s values-based screening policies.
Under normal circumstances, the Fund will invest at least 80% of its assets in the securities of companies included in the Fund’s benchmark.
STEWARD SELECT BOND FUND
Victoria Fernandez, CFA, Chief Market Strategist, Portfolio Manager
Fund and Market Performance
For the year ended April 30, 2021, the bond market definitely experienced volatility as the world attempted to recover from the effects of the COVID-19 pandemic. This time period began with the U.S. 10yr treasury yield at a 0.61% dropping to an all-time low of 0.51% at the beginning of August, 2020. It took until January 6, 2021 before that yield moved north of 1.00% and then we saw bouts of volatility with a yield of 1.63% to finish up the month of April. This shift in rates was a key component in how fixed income securities reacted during the past twelve months and the positioning in the Steward Select Bond Fund took advantage of these movements. For the year ended April 30, 2021, the Fund returned 0.04% for the Class A shares and 0.26% for the Institutional Class shares. The Bloomberg Barclays Capital U.S. Government Credit Bond Index, the Fund's benchmark index, returned -0.46% over the same period.
Positive and Negative Contributors to Performance
For the Steward Select Bond Fund, our investment process led us to maintain a shorter duration positioning during the year. This positioning, along with the allocation and yield curve placement effects, were the largest positive contributors to outperformance for the Fund, reporting a return of +0.41% for the twelve-month period versus the index, reporting a return of (0.30%). The allocation decisions in the strategy had a strong positive contribution to performance based on our overweight of the investment-grade corporate sector and an underweight to the U.S. Treasury sector. In addition, having a much shorter duration within the U.S. Treasury sector added to the benefit of the underweight. The selection effect within the individual sectors was the only negative contributor and usually corresponds to the fact that the Fund has only a fraction of the number of holdings as the index. At the sector level, names in the energy sector like Apache, Gulf South Pipeline and Valero, regardless of duration, were some of the strongest performers on an absolute basis as energy rebounded from the devastating declines in March and April of 2020.
As we progress through 2021, we continue our move to extend duration in the strategy. Our four-step investment process begins with evaluating many factors including central bank actions and economic reports to determine our duration target versus the comparable index. As yields have moved higher and our outlook for rates has this trend continuing for the coming quarter, we will maintain a shorter duration as compared to the index but will keep shifting that position closer to neutral. We maintain our focus on investment-grade securities that provide steady cash flow for the Fund which we see as a positive contribution for the Fund over the coming year.
Principal Investment Strategy
The Fund invests primarily in fixed-income securities, including, but not limited to, corporate bonds, mortgage-backed securities and government and agency bonds and notes, subject to the limitations of the Fund’s values-based screening policies. The Fund’s investments may include U.S. dollar-denominated instruments issued in the U.S. by foreign banks and branches and foreign corporations. Other security types may include fixed-rate preferred stock and municipal bonds. Normally, the Fund will invest at least 80% (measured at the time of investment) of the value of its net assets, plus the amount of any borrowings for investment purposes, either directly or through other investment companies, in these types of instruments.
STEWARD SMALL-MID CAP ENHANCED INDEX FUND
Brent Lium, CFA, Managing Director, Portfolio Manager and Ryan Caylor, CFA, Head of Research, Portfolio Manager

Fund and Market Performance
For the year ended April 30, 2021, the total return for the Steward Small-Mid Cap Enhanced Index Fund was 72.56% for the Class A shares and 73.0% for the Institutional Class shares. When compared against the 70.49% total return of the S&P 1000 Index (the Fund’s primary benchmark), the Fund's Institutional Class shares outperformed by +251 basis points. For comparison purposes in the U.S. small and mid-cap (SMID) space over the same period, the total return on pure value stocks was 106.9% while the total return on pure growth stocks was 78.8%.
Positive and Negative Contributors to Performance
As mentioned in our semi-annual letter, the Fund’s blended style structure was changed during the year. As of April 30, 2021, the blended style structure of the Fund was 60% SMID core stocks, 30% SMID growth stocks, and 10% SMID value stocks. The prior weighting had been 60% SMID core stocks, 18% SMID growth stocks, and 22% SMID value stocks. The precipitating factor for this allocation change was to express a bias towards growth.
The Fund’s factor-focused growth and value components may impact performance. During this reporting period, both growth and valued outperformed the primary benchmark. Value’s outperformance contributed approximately 20 basis points to the Fund’s outperformance, and growth’s outperformance added approximately 385 basis points to outperformance. Combined, the net impact of our growth and value allocations added 405 basis points of outperformance against the primary benchmark. The other material source of relative performance often comes from our values-based screens. For the year ended April 30, 2021, the net impact of not owning the stocks captured by our values-based screens had a negative net impact on Fund relative performance equal to -90 basis points, driven mainly by the Fund’s alcohol and gambling screens.

Looking Ahead
The Fund’s style allocation to pure growth and pure value continue to be the biggest focus of our time, thought, and research. Despite the underperformance of pure growth relative to pure value for the past 6 and 12 months, we continue to prefer our current overallocation toward sectors with long term secular growth opportunities over cyclical value sectors like Energy and Financials that have done well recently.
Principal Investment Strategy
The Fund is not a passively managed index Fund. The Fund pursues its objective by seeking to enhance its performance over that of its benchmark index by 1) changing the relative weighting in the Fund’s portfolio of growth versus value style securities in the index (style tilt) and 2) utilizing computer-aided, quantitative analysis of valuation, growth, dividend yield, industry, and other factors to attempt to compensate for the exclusion of certain index securities due to the Fund’s values-based screening policies.
Under normal circumstances, the Fund will invest at least 80% of its assets in the securities of companies included in the Fund’s benchmark.

STEWARD FUNDS

Comparison of Change in Value of a Hypothetical $10,000 Investment in Class A Shares of the Steward Covered Call Income Fund*, the S&P 500 Index**, and the Cboe S&P 500 BuyWrite Index.*** (Unaudited)
Past performance is no guarantee of future results. The performance data quoted represents past performance and current returns may be lower or higher. The investment return and principal value will fluctuate so that an investor’s shares, when redeemed may be worth more or less than original cost. To obtain performance information current to the most recent month end, please call 800-262-6631.
Average Annual Total Return as of April 30, 2021
	One Year	Since Inception****	Expense Ratio‡
Steward Covered Call Income Fund — Class A	32.27%	9.40%	1.25%
S&P 500 Index	45.98%	16.60%	N/A
Cboe S&P 500 BuyWrite Index	27.36%	4.15%	N/A

*  The investment return and principal value of an investment will fluctuate and, therefore, an investor’s shares, when redeemed, may be worth more or less than their original cost. The Steward Covered Call Income Fund’s performance assumes the reinvestment of all income dividends and capital gains distributions, if any, but does not reflect the impact of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. All market indices are unmanaged and do not reflect expenses that affect performance results. It is not possible to invest directly in any index. The performance above reflects any fee reductions during the applicable periods. If such fee reductions had not occurred, the quoted performance would be lower.
**  The Standard and Poor’s 500 Index is a capitalization-weighted index of 500 stocks. The index is designed to measure performance of the broad domestic economy through changes in the aggregate market of 500 stocks representing all major industries.
***  The Cboe Standard and Poor’s 500 BuyWrite Index (‘‘BXM’’) is a capitalization-weighted index of 500 stocks. BXM is a passive total return index based on buying an S&P 500 stock index portfolio and ‘‘writing’’ (or selling) the near-term S&P 500 Index ‘‘covered’’ call option. BXM is designed to show the hypothetical performance of a portfolio that engages in a buy-write strategy using S&P 500 index call options.
****  Effective date of registration and commencement of operations are the same: December 14, 2017.
‡ See the August 31, 2020 prospectus for details. The Adviser has contractually agreed to waive a portion of its management fee and/or reimburse certain expenses through August 30, 2021. The Adviser has also voluntarily reimbursed certain expenses. Additional information pertaining to the April 30, 2021 expense ratio can be found in the Financial Highlights.

STEWARD FUNDS

Comparison of Change in Value of a Hypothetical $10,000 Investment in Class A Shares of the Steward Global Equity Income Fund*, the S&P Global 1200 Index** and the MSCI World High Dividend Yield Index.*** (Unaudited)
Past performance is no guarantee of future results. The performance data quoted represents past performance and current returns may be lower or higher. The investment return and principal value will fluctuate so that an investor’s shares, when redeemed may be worth more or less than original cost. To obtain performance information current to the most recent month end, please call 800-262-6631.
Average Annual Total Return as of April 30, 2021
	One Year	Five Year	Ten Year	Expense Ratio‡
Steward Global Equity Income Fund — Class A	45.81%	12.77%	10.02%	1.29%
S&P Global 1200 Index	45.42%	14.68%	10.39%	N/A
MSCI World High Dividend Yield Index	28.21%	8.51%	7.19%	N/A

*  The investment return and principal value of an investment will fluctuate and, therefore, an investor’s shares, when redeemed, may be worth more or less than their original cost. The Steward Global Equity Income Fund’s performance assumes the reinvestment of all income dividends and capital gains distributions, if any, but does not reflect the impact of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. All market indices are unmanaged and do not reflect expenses that affect performance results. It is not possible to invest directly in any index.
**  The Standard & Poor’s Global 1200 Index is a global index of 1200 stocks comprised of the following seven S&P regional indices: S&P 500 Index (United States), S&P Europe 350 Index (Europe), S&P/TOPIX 150 Index (Japan), S&P/TSX 60 Index (Canada), S&P/ASX All Australia 50 Index (Australia), S&P Asia 50C Index (Asia Ex-Japan) and the S&P Latin America 40 Index (Latin America).
***  The MSCI World High Dividend Yield Index is based on the MSCI World Index, its parent index, and includes large and mid cap stocks across 23 Developed Markets countries. The index is designed to reflect the performance of equities in the parent index (excluding REITs) with higher dividend income and quality characteristics than average dividend yields that are both sustainable and persistent. The MSCI World High Dividend Yield Index is the Fund's secondary index.
‡ See the August 31, 2020 prospectus for details.

STEWARD FUNDS

Comparison of Change in Value of a Hypothetical $10,000 Investment in Class A Shares of the Steward International Enhanced Index Fund* and the S&P ADR Index.** (Unaudited)
Past performance is no guarantee of future results. The performance data quoted represents past performance and current returns may be lower or higher. The investment return and principal value will fluctuate so that an investor’s shares, when redeemed may be worth more or less than original cost. To obtain performance information current to the most recent month end, please call 800-262-6631.
Average Annual Total Return as of April 30, 2021
	One Year	Five Year	Ten Year	Expense Ratio‡
Steward International Enhanced Index Fund — Class A	46.20%	8.55%	2.50%	1.07%
S&P ADR Index	42.56%	8.63%	4.07%	N/A

*  The investment return and principal value of an investment will fluctuate and, therefore, an investor’s shares, when redeemed, may be worth more or less than their original cost. The Steward International Enhanced Index Fund’s performance assumes the reinvestment of all income dividends and capital gains distributions, if any, but does not reflect the impact of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. All market indices are unmanaged and do not reflect expenses that affect performance results. It is not possible to invest directly in any index.
**  The Standard & Poor’s ADR Index, the Fund’s designated broad-based index, is based on the non-U.S. stocks comprising the S&P Global 1200 Index. The index is made up of those companies from the S&P Global 1200 Index that offer either Level II or Level III ADRs, global shares or ordinary shares in the case of Canadian equities. The index was developed with a base value of 1000 on December 31, 1997.
‡ See the August 31, 2020 prospectus for details.

STEWARD FUNDS

Comparison of Change in Value of a Hypothetical $10,000 Investment in Class A Shares of the Steward Large Cap Enhanced Index Fund* and the S&P 500 Index.** (Unaudited)
Past performance is no guarantee of future results. The performance data quoted represents past performance and current returns may be lower or higher. The investment return and principal value will fluctuate so that an investor’s shares, when redeemed may be worth more or less than original cost. To obtain performance information current to the most recent month end, please call 800-262-6631.
Average Annual Total Return as of April 30, 2021
	One Year	Five Year	Ten Year	Expense Ratio‡
Steward Large Cap Enhanced Index Fund — Class A	47.01%	14.57%	12.28%	0.85%
S&P 500 Index	45.98%	17.42%	14.17%	N/A

*  The investment return and principal value of an investment will fluctuate and, therefore, an investor’s shares, when redeemed, may be worth more or less than their original cost. The Steward Large Cap Enhanced Index Fund’s performance assumes the reinvestment of all income dividends and capital gains distributions, if any, but does not reflect the impact of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. All market indices are unmanaged and do not reflect expenses that affect performance results. It is not possible to invest directly in any index.
**  The Standard and Poor’s 500 Index is a capitalization-weighted index of 500 stocks. The index is designed to measure performance of the broad domestic economy through changes in the aggregate market of 500 stocks representing all major industries.
‡ See the August 31, 2020 prospectus for details.

STEWARD FUNDS

Comparison of Change in Value of a Hypothetical $10,000 Investment in Class A Shares of the Steward Select Bond Fund* and the Bloomberg Barclays Capital U.S. Government/Credit Bond Index.** (Unaudited)
Past performance is no guarantee of future results. The performance data quoted represents past performance and current returns may be lower or higher. The investment return and principal value will fluctuate so that an investor’s shares, when redeemed may be worth more or less than original cost. To obtain performance information current to the most recent month end, please call 800-262-6631.
Average Annual Total Return as of April 30, 2021
	One Year	Five Year	Ten Year	Expense Ratio‡
Steward Select Bond Fund — Class A	0.04%	1.82%	1.90%	1.00%
Bloomberg Barclays Capital U.S. Government/Credit Bond Index	-0.46%	3.45%	3.66%	N/A

*  The investment return and principal value of an investment will fluctuate and, therefore, an investor’s shares, when redeemed, may be worth more or less than their original cost. The Steward Select Bond Fund’s performance assumes the reinvestment of all income dividends and capital gains distributions, if any, but does not reflect the impact of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. All market indices are unmanaged and do not reflect expenses that affect performance results. It is not possible to invest directly in any index.
**  The Bloomberg Barclays Capital U.S. Government/Credit Bond Index represents the government portion of the index, and includes publicly issued U.S. corporate and foreign debentures and secured notes that meet specified maturity, liquidity and quality requirements to represent the credit interests.
‡ See the August 31, 2020 prospectus for details.

STEWARD FUNDS

Comparison of Change in Value of a Hypothetical $10,000 Investment in Class A Shares of the Steward Small-Mid Cap Enhanced Index Fund* and the S&P 1000 Index.** (Unaudited)
Past performance is no guarantee of future results. The performance data quoted represents past performance and current returns may be lower or higher. The investment return and principal value will fluctuate so that an investor’s shares, when redeemed may be worth more or less than original cost. To obtain performance information current to the most recent month end, please call 800-262-6631.
Average Annual Total Return as of April 30, 2021
	One Year	Five Year	Ten Year	Expense Ratio‡
Steward Small-Mid Cap Enhanced Index Fund — Class A	72.56%	13.10%	10.79%	0.82%
S&P 1000 Index	70.49%	15.31%	12.36%	N/A

*  The investment return and principal value of an investment will fluctuate and, therefore, an investor’s shares, when redeemed, may be worth more or less than their original cost. The Steward Small-Mid Cap Enhanced Index Fund’s performance assumes the reinvestment of all income dividends and capital gains distributions, if any, but does not reflect the impact of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. All market indices are unmanaged and do not reflect expenses that affect performance results. It is not possible to invest directly in any index.
**  The Standard and Poor’s 1000 Index is a capitalization-weighted index combining the Standard and Poor’s Mid Cap 400 Index and the Standard and Poor’s Small Cap 600 Index. Both indices represent stocks chosen for market size, liquidity and industry group representation.
‡ See the August 31, 2020 prospectus for details.

STEWARD FUNDS
SCHEDULE OF PORTFOLIO INVESTMENTS — April 30, 2021
STEWARD COVERED CALL INCOME FUND

The table below sets forth the diversification of the Steward Covered Call Income Fund investments by Industry.

Industry Diversification	Percent*
Software	7.6%
IT Services	7.0
Semiconductors & Semiconductor Equipment	6.8
Interactive Media & Services	6.7
Banks	5.9
Technology Hardware, Storage & Peripherals	4.7
Health Care Equipment & Supplies	4.2
Hotels, Restaurants & Leisure	3.8
Internet & Direct Marketing Retail	3.8
Electric Utilities	3.0
Biotechnology	2.9
Automobiles	2.9
Capital Markets	2.7
Aerospace & Defense	2.7
Beverages	2.6
Household Products	2.4
Oil, Gas & Consumable Fuels	2.3
Specialty Retail	2.3
Food & Staples Retailing	2.2
Diversified Telecommunication Services	2.2
Entertainment	2.1
Industry Diversification	Percent*
Diversified Financial Services	2.0%
Chemicals	2.0
Media	1.9
Industrial Conglomerates	1.9
Consumer Finance	1.4
Insurance	1.3
Communications Equipment	1.2
Air Freight & Logistics	1.2
Money Market Fund	1.2
Electrical Equipment	1.1
Road & Rail	1.0
Food Products	1.0
Equity Real Estate Investment Trusts	1.0
Textiles, Apparel & Luxury Goods	0.9
Pharmaceuticals	0.9
Machinery	0.7
Wireless Telecommunication Services	0.7
Health Care Providers & Services	0.6
Multiline Retail	0.5
Total Investments	103.3%

*	Percentages indicated are based on net assets as of April 30, 2021.
See notes to financial statements.

STEWARD FUNDS
SCHEDULE OF PORTFOLIO INVESTMENTS — April 30, 2021
STEWARD COVERED CALL INCOME FUND

	Shares	Value
COMMON STOCKS (102.1%)
AEROSPACE & DEFENSE (2.7%)
Boeing Co. (The)(a)	800	$ 187,448
General Dynamics Corp.	1,600	304,368
Lockheed Martin Corp.	500	190,280
Raytheon Technologies Corp.	3,599	299,580
		981,676
AIR FREIGHT & LOGISTICS (1.2%)
FedEx Corp.	500	145,155
United Parcel Service, Inc., Class B	1,500	305,790
		450,945
AUTOMOBILES (2.9%)
Ford Motor Co.(a)	20,100	231,954
General Motors Co.(a)	3,200	183,104
Tesla, Inc.(a)	900	638,496
		1,053,554
BANKS (5.9%)
Bank of America Corp.	15,000	607,950
Citigroup, Inc.	4,000	284,960
JPMorgan Chase & Co.	4,600	707,526
U.S. Bancorp	4,600	273,010
Wells Fargo & Co.	5,800	261,290
		2,134,736
BEVERAGES (2.6%)
Coca-Cola Co. (The)	8,500	458,830
PepsiCo, Inc.	3,500	504,560
		963,390
BIOTECHNOLOGY (2.9%)
AbbVie, Inc.	3,000	334,500
Amgen, Inc.	1,100	263,604
Biogen, Inc.(a)	1,000	267,330
Gilead Sciences, Inc.	3,200	203,104
		1,068,538
CAPITAL MARKETS (2.7%)
Bank of New York Mellon Corp. (The)	3,000	149,640
BlackRock, Inc.	300	245,790
Goldman Sachs Group, Inc. (The)	900	313,605
Morgan Stanley	3,500	288,925
		997,960
CHEMICALS (2.0%)
Dow, Inc.	3,200	200,000
	Shares	Value
DuPont de Nemours, Inc.	3,000	$ 231,330
Linde PLC	1,000	285,840
		717,170
COMMUNICATIONS EQUIPMENT (1.2%)
Cisco Systems, Inc.	8,500	432,735
CONSUMER FINANCE (1.4%)
American Express Co.	1,600	245,360
Capital One Financial Corp.	1,700	253,436
		498,796
DIVERSIFIED FINANCIAL SERVICES (2.0%)
Berkshire Hathaway, Inc., Class B(a)	2,700	742,365
DIVERSIFIED TELECOMMUNICATION SERVICES (2.2%)
AT&T, Inc.	12,500	392,625
Verizon Communications, Inc.	7,000	404,530
		797,155
ELECTRIC UTILITIES (3.0%)
Duke Energy Corp.	1,900	191,311
Exelon Corp.	4,200	188,748
NextEra Energy, Inc.	5,000	387,550
Southern Co. (The)	4,700	310,999
		1,078,608
ELECTRICAL EQUIPMENT (1.1%)
Emerson Electric Co.	4,300	389,107
ENTERTAINMENT (2.1%)
Netflix, Inc.(a)	600	308,082
Walt Disney Co. (The)(a)	2,500	465,050
		773,132
EQUITY REAL ESTATE INVESTMENT TRUSTS (1.0%)
American Tower Corp.	800	203,816
Simon Property Group, Inc.	1,200	146,088
		349,904
FOOD & STAPLES RETAILING (2.2%)
Costco Wholesale Corp.	1,000	372,090
Walgreens Boots Alliance, Inc.	1,700	90,270
Walmart, Inc.	2,500	349,775
		812,135

See notes to financial statements.

STEWARD FUNDS
SCHEDULE OF PORTFOLIO INVESTMENTS — April 30, 2021
STEWARD COVERED CALL INCOME FUND

	Shares	Value
FOOD PRODUCTS (1.0%)
Kraft Heinz Co. (The)	3,000	$ 123,870
Mondelez International, Inc., Class A	4,100	249,321
		373,191
HEALTH CARE EQUIPMENT & SUPPLIES (4.2%)
Abbott Laboratories	3,100	372,248
Danaher Corp.	2,500	634,850
Medtronic PLC	3,900	510,588
		1,517,686
HEALTH CARE PROVIDERS & SERVICES (0.6%)
CVS Health Corp.	3,100	236,840
HOTELS, RESTAURANTS & LEISURE (3.8%)
Booking Holdings, Inc.(a)	200	493,216
McDonald's Corp.	2,000	472,160
Starbucks Corp.	3,600	412,164
		1,377,540
HOUSEHOLD PRODUCTS (2.4%)
Colgate-Palmolive Co.	3,200	258,240
Procter & Gamble Co. (The)	4,500	600,390
		858,630
INDUSTRIAL CONGLOMERATES (1.9%)
3M Co.	1,200	236,568
Honeywell International, Inc.	2,000	446,080
		682,648
INSURANCE (1.3%)
American International Group, Inc.	3,600	174,420
MetLife, Inc.	4,700	299,061
		473,481
INTERACTIVE MEDIA & SERVICES (6.7%)
Alphabet, Inc., Class A(a)	400	941,400
Alphabet, Inc., Class C†(a)	200	482,024
Facebook, Inc., Class A(a)	3,100	1,007,748
		2,431,172
INTERNET & DIRECT MARKETING RETAIL (3.8%)
Amazon.com, Inc.(a)	400	1,386,968
IT SERVICES (7.0%)
Accenture PLC, Class A	1,700	492,949
International Business Machines Corp.	2,000	283,760
	Shares	Value
Mastercard, Inc., Class A	1,300	$ 496,678
PayPal Holdings, Inc.(a)	2,000	524,580
Visa, Inc., Class A	3,200	747,392
		2,545,359
MACHINERY (0.7%)
Caterpillar, Inc.	1,200	273,732
MEDIA (1.9%)
Charter Communications, Inc., Class A(a)	500	336,725
Comcast Corp., Class A	6,300	353,745
		690,470
MULTILINE RETAIL (0.5%)
Target Corp.	800	165,808
OIL, GAS & CONSUMABLE FUELS (2.3%)
Chevron Corp.	2,600	267,982
ConocoPhillips	3,000	153,420
Exxon Mobil Corp.	7,000	400,680
		822,082
PHARMACEUTICALS (0.9%)
Eli Lilly and Co.	1,700	310,709
ROAD & RAIL (1.0%)
Union Pacific Corp.	1,600	355,344
SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT (6.8%)
Broadcom, Inc.	800	364,960
Intel Corp.	6,500	373,945
NVIDIA Corp.	1,500	900,570
QUALCOMM, Inc.	2,100	291,480
Texas Instruments, Inc.	3,000	541,530
		2,472,485
SOFTWARE (7.6%)
Adobe, Inc.(a)	900	457,506
Microsoft Corp.	6,400	1,613,952
Oracle Corp.	4,500	341,055
salesforce.com, Inc.(a)	1,600	368,512
		2,781,025
SPECIALTY RETAIL (2.3%)
Home Depot, Inc. (The)	1,700	550,239
Lowe’s Cos., Inc.	1,500	294,375
		844,614

See notes to financial statements.

STEWARD FUNDS
SCHEDULE OF PORTFOLIO INVESTMENTS — April 30, 2021
STEWARD COVERED CALL INCOME FUND

	Shares	Value
TECHNOLOGY HARDWARE, STORAGE & PERIPHERALS (4.7%)
Apple, Inc.	13,000	$ 1,708,980
TEXTILES, APPAREL & LUXURY GOODS (0.9%)
NIKE, Inc., Class B	2,600	344,812
WIRELESS TELECOMMUNICATION SERVICES (0.7%)
T-Mobile U.S., Inc.(a)	2,000	264,260
TOTAL COMMON STOCKS (COST $33,123,729)		37,159,742
MONEY MARKET FUND (1.2%)
Northern Institutional Treasury Portfolio (Premier Class), 0.01%(b)	451,068	451,068
TOTAL MONEY MARKET FUND (COST $451,068)		451,068
TOTAL INVESTMENTS (COST $33,574,797) 103.3%		37,610,810

Value
WRITTEN CALL OPTIONS -3.5% (PREMIUMS RECEIVED $(772,910))	$ (1,264,243)
OTHER ASSETS IN EXCESS OF LIABILITIES 0.2%	45,647
NET ASSETS 100.0%	$ 36,392,214
Securities in this Fund are pledged as collateral for call options written.

†	Security is not pledged as collateral for call options written.
(a)	Represents non-income producing security.
(b)	7-day current yield as of April 30, 2021 is disclosed.

PLC — Public Limited Company

See notes to financial statements.

STEWARD FUNDS
SCHEDULE OF PORTFOLIO INVESTMENTS — April 30, 2021
STEWARD COVERED CALL INCOME FUND

Exchange-traded options written as of April 30, 2021 were as follows:
Description	Type	Number of Contracts	Notional Amount*	Exercise Price	Expiration Date	Value
3M Co.	Call	10	$ (200,000)	$ 200.00	5/21/21	$ (1,850)
Abbott Laboratories	Call	25	(312,500)	125.00	5/21/21	(1,400)
AbbVie, Inc.	Call	25	(275,000)	110.00	5/21/21	(7,263)
Accenture PLC, Class A	Call	15	(412,500)	275.00	5/21/21	(25,200)
Adobe, Inc.	Call	5	(275,000)	550.00	7/16/21	(4,840)
Alphabet, Inc., Class A	Call	2	(460,000)	2,300.00	5/21/21	(25,400)
Amazon.com, Inc.	Call	3	(990,000)	3,300.00	5/21/21	(59,340)
American Express Co.	Call	15	(232,500)	155.00	7/16/21	(9,338)
American International Group, Inc.	Call	30	(138,000)	46.00	7/16/21	(11,625)
American Tower Corp.	Call	5	(135,000)	270.00	7/16/21	(1,650)
Amgen, Inc.	Call	10	(275,000)	275.00	7/16/21	(795)
Apple, Inc.	Call	115	(1,495,000)	130.00	5/21/21	(42,550)
AT&T, Inc.	Call	100	(300,000)	30.00	6/18/21	(16,600)
Bank of America Corp.	Call	125	(425,000)	34.00	5/21/21	(82,187)
Bank of New York Mellon Corp. (The)	Call	15	(67,500)	45.00	6/18/21	(8,100)
Berkshire Hathaway, Inc., Class B	Call	25	(650,000)	260.00	6/18/21	(44,300)
Biogen, Inc.	Call	7	(231,000)	330.00	6/18/21	(9,449)
BlackRock, Inc.	Call	2	(170,000)	850.00	6/18/21	(2,342)
Boeing Co. (The)	Call	5	(130,000)	260.00	6/18/21	(1,850)
Booking Holdings, Inc.	Call	2	(520,000)	2,600.00	6/18/21	(11,486)
Broadcom, Inc.	Call	5	(260,000)	520.00	7/16/21	(2,100)
Capital One Financial Corp.	Call	15	(202,500)	135.00	6/18/21	(24,150)
Caterpillar, Inc.	Call	10	(240,000)	240.00	6/18/21	(3,950)
Charter Communications, Inc., Class A	Call	5	(330,000)	660.00	6/18/21	(15,450)
Chevron Corp.	Call	20	(200,000)	100.00	6/18/21	(9,750)
Cisco Systems, Inc.	Call	75	(412,500)	55.00	7/16/21	(5,100)
Citigroup, Inc.	Call	35	(280,000)	80.00	7/16/21	(3,675)
Coca-Cola Co. (The)	Call	80	(420,000)	52.50	5/21/21	(13,520)
Colgate-Palmolive Co.	Call	30	(232,500)	77.50	5/21/21	(10,800)
Comcast Corp., Class A	Call	55	(302,500)	55.00	6/18/21	(13,392)
ConocoPhillips	Call	25	(125,000)	50.00	5/21/21	(5,675)
Costco Wholesale Corp.	Call	5	(180,000)	360.00	6/18/21	(9,000)
CVS Health Corp.	Call	30	(225,000)	75.00	5/21/21	(7,740)
Danaher Corp.	Call	20	(460,000)	230.00	6/18/21	(52,900)
Dow, Inc.	Call	25	(150,000)	60.00	6/18/21	(9,425)
Duke Energy Corp.	Call	15	(157,500)	105.00	7/16/21	(1,425)
DuPont de Nemours, Inc.	Call	20	(150,000)	75.00	5/21/21	(6,800)
Eli Lilly & Co.	Call	15	(292,500)	195.00	6/18/21	(3,555)
Emerson Electric Co.	Call	35	(315,000)	90.00	6/18/21	(11,235)
Exelon Corp.	Call	35	(154,000)	44.00	7/16/21	(6,650)
Exxon Mobil Corp.	Call	60	(345,000)	57.50	7/16/21	(14,880)
Facebook, Inc., Class A	Call	25	(725,000)	290.00	5/21/21	(91,000)
FedEx Corp.	Call	5	(145,000)	290.00	6/18/21	(5,725)
Ford Motor Co.	Call	175	(210,000)	12.00	6/18/21	(8,750)
General Dynamics Corp.	Call	15	(292,500)	195.00	8/20/21	(9,600)
See notes to financial statements.

STEWARD FUNDS
SCHEDULE OF PORTFOLIO INVESTMENTS — April 30, 2021
STEWARD COVERED CALL INCOME FUND

Description	Type	Number of Contracts	Notional Amount*	Exercise Price	Expiration Date	Value
General Motors Co.	Call	25	$ (162,500)	$ 65.00	6/18/21	$ (1,950)
Gilead Sciences, Inc.	Call	25	(168,750)	67.50	7/16/21	(3,125)
Goldman Sachs Group, Inc. (The)	Call	5	(177,500)	355.00	5/21/21	(2,638)
Home Depot, Inc. (The)	Call	15	(510,000)	340.00	6/18/21	(5,475)
Honeywell International, Inc.	Call	15	(345,000)	230.00	6/18/21	(4,508)
Intel Corp.	Call	60	(375,000)	62.50	7/16/21	(5,850)
International Business Machines Corp.	Call	15	(202,500)	135.00	6/18/21	(11,212)
JPMorgan Chase & Co.	Call	40	(640,000)	160.00	6/18/21	(10,560)
Kraft Heinz Co. (The)	Call	30	(120,000)	40.00	7/16/21	(6,900)
Linde PLC	Call	5	(145,000)	290.00	7/16/21	(4,800)
Lockheed Martin Corp.	Call	3	(108,000)	360.00	6/18/21	(6,600)
Lowe’s Cos., Inc.	Call	10	(220,000)	220.00	7/16/21	(2,090)
Mastercard, Inc., Class A	Call	10	(395,000)	395.00	6/18/21	(8,150)
McDonald's Corp.	Call	15	(330,000)	220.00	5/21/21	(23,175)
Medtronic PLC	Call	35	(420,000)	120.00	5/21/21	(39,987)
MetLife, Inc.	Call	40	(250,000)	62.50	6/18/21	(11,540)
Microsoft Corp.	Call	55	(1,512,500)	275.00	7/16/21	(14,520)
Mondelez International, Inc., Class A	Call	35	(210,000)	60.00	6/18/21	(6,563)
Morgan Stanley	Call	25	(193,750)	77.50	5/21/21	(13,875)
Netflix, Inc.	Call	3	(160,500)	535.00	6/18/21	(3,120)
NextEra Energy, Inc.	Call	45	(360,000)	80.00	6/18/21	(5,175)
NIKE, Inc., Class B	Call	20	(280,000)	140.00	7/16/21	(6,650)
NVIDIA Corp.	Call	10	(550,000)	550.00	5/21/21	(56,100)
Oracle Corp.	Call	40	(280,000)	70.00	6/18/21	(26,400)
PayPal Holdings, Inc.	Call	15	(375,000)	250.00	5/21/21	(26,175)
PepsiCo, Inc.	Call	30	(420,000)	140.00	6/18/21	(16,350)
Procter & Gamble Co. (The)	Call	9	(117,000)	130.00	5/21/21	(3,735)
QUALCOMM, Inc.	Call	15	(210,000)	140.00	6/18/21	(7,500)
Raytheon Technologies Corp.	Call	30	(225,000)	75.00	5/21/21	(25,050)
salesforce.com, Inc.	Call	10	(220,000)	220.00	5/21/21	(12,125)
Simon Property Group, Inc.	Call	10	(120,000)	120.00	7/16/21	(9,000)
Southern Co. (The)	Call	40	(240,000)	60.00	5/21/21	(25,000)
Starbucks Corp.	Call	30	(360,000)	120.00	7/16/21	(6,510)
Target Corp.	Call	5	(110,000)	220.00	6/18/21	(1,700)
Tesla, Inc.	Call	5	(387,500)	775.00	5/21/21	(5,575)
Texas Instruments, Inc.	Call	25	(475,000)	190.00	6/18/21	(6,900)
T-Mobile U.S., Inc.	Call	17	(229,500)	135.00	5/21/21	(3,978)
U.S. Bancorp	Call	40	(230,000)	57.50	6/18/21	(13,400)
Union Pacific Corp.	Call	10	(220,000)	220.00	5/21/21	(5,775)
United Parcel Service, Inc., Class B	Call	10	(170,000)	170.00	6/18/21	(34,800)
Verizon Communications, Inc.	Call	60	(345,000)	57.50	6/18/21	(8,490)
Visa, Inc., Class A	Call	30	(675,000)	225.00	5/21/21	(31,200)
Walgreens Boots Alliance, Inc.	Call	15	(86,250)	57.50	7/16/21	(1,455)
Walmart, Inc.	Call	20	(280,000)	140.00	5/21/21	(5,860)
Walt Disney Co. (The)	Call	20	(400,000)	200.00	6/18/21	(6,140)
See notes to financial statements.

STEWARD FUNDS
SCHEDULE OF PORTFOLIO INVESTMENTS — April 30, 2021
STEWARD COVERED CALL INCOME FUND

Description	Type	Number of Contracts	Notional Amount*	Exercise Price	Expiration Date	Value
Wells Fargo & Co.	Call	50	$ (225,000)	$ 45.00	7/16/21	$ (12,750)
Total (Premiums received $772,910)						$(1,264,243)

*	Notional amount is expressed as the number of contracts multiplied by the strike price multiplied by 100.
See notes to financial statements.

STEWARD FUNDS
SCHEDULE OF PORTFOLIO INVESTMENTS — April 30, 2021
STEWARD GLOBAL EQUITY INCOME FUND

The table below sets forth the diversification of the Steward Global Equity Income Fund investments by Country.

Country Diversification	Percent*
United States	60.7%
Canada	15.7
United Kingdom	5.2
Ireland (Republic of)	3.7
Republic of Korea (South)	3.3
Japan	3.1
India	2.4
Taiwan	2.4
Switzerland	1.4
Chile	1.1
Belgium	1.0
Total Investments	100.0%

*	Percentages indicated are based on net assets as of April 30, 2021.
See notes to financial statements.

STEWARD FUNDS
SCHEDULE OF PORTFOLIO INVESTMENTS — April 30, 2021
STEWARD GLOBAL EQUITY INCOME FUND

	Shares	Value
COMMON STOCKS (98.6%)
AEROSPACE & DEFENSE (1.0%)
General Dynamics Corp.	17,190	$ 3,270,054
AIR FREIGHT & LOGISTICS (1.7%)
C.H. Robinson Worldwide, Inc.	61,450	5,965,566
AUTO COMPONENTS (1.2%)
BorgWarner, Inc.	83,330	4,048,171
BANKS (12.1%)
Bank of Nova Scotia (The)	56,350	3,588,932
Canadian Imperial Bank of Commerce	45,120	4,690,675
Huntington Bancshares, Inc.	231,490	3,546,427
KB Financial Group, Inc., ADR	117,150	5,730,978
People's United Financial, Inc.	150,080	2,720,950
Royal Bank of Canada	46,240	4,411,296
Shinhan Financial Group Co. Ltd., ADR	158,090	5,650,137
Sumitomo Mitsui Financial Group, Inc., Sponsored ADR	729,150	5,133,216
Toronto-Dominion Bank (The)	89,430	6,148,312
		41,620,923
BEVERAGES (1.9%)
PepsiCo, Inc.	45,070	6,497,291
BIOTECHNOLOGY (3.3%)
AbbVie, Inc.	45,900	5,117,850
Amgen, Inc.	26,640	6,384,010
		11,501,860
CAPITAL MARKETS (1.6%)
Nomura Holdings, Inc., Sponsored ADR	1,025,020	5,576,109
COMMUNICATIONS EQUIPMENT (1.7%)
Cisco Systems, Inc.	113,670	5,786,940
CONSTRUCTION MATERIALS (1.7%)
CRH PLC, Sponsored ADR	123,750	5,849,662
DIVERSIFIED TELECOMMUNICATION SERVICES (3.3%)
BCE, Inc.	107,120	5,061,420
TELUS Corp.	296,050	6,143,038
		11,204,458
ELECTRIC UTILITIES (4.0%)
Duke Energy Corp.	45,180	4,549,174
Enel Americas SA, ADR	504,400	3,621,592
Fortis, Inc.	127,810	5,700,326
		13,871,092
	Shares	Value
ELECTRONIC EQUIPMENT, INSTRUMENTS & COMPONENTS (1.0%)
National Instruments Corp.	82,040	$ 3,397,276
EQUITY REAL ESTATE INVESTMENT TRUSTS (2.1%)
Medical Properties Trust, Inc.	149,050	3,286,553
Physicians Realty Trust	211,180	3,955,401
		7,241,954
FOOD PRODUCTS (1.9%)
General Mills, Inc.	52,000	3,164,720
Kellogg Co.	56,020	3,496,768
		6,661,488
HEALTH CARE EQUIPMENT & SUPPLIES (3.7%)
Medtronic PLC	53,730	7,034,332
Smith & Nephew PLC, Sponsored ADR	133,390	5,758,446
		12,792,778
HEALTH CARE PROVIDERS & SERVICES (2.0%)
Quest Diagnostics, Inc.	50,710	6,687,635
HOTELS, RESTAURANTS & LEISURE (2.5%)
McDonald's Corp.	36,380	8,588,590
HOUSEHOLD DURABLES (5.5%)
Garmin Ltd.	36,310	4,983,184
KB Home	156,260	7,536,420
Leggett & Platt, Inc.	59,950	2,977,717
Whirlpool Corp.	14,920	3,527,834
		19,025,155
INDUSTRIAL CONGLOMERATES (1.3%)
3M Co.	22,570	4,449,450
IT SERVICES (5.4%)
Amdocs Ltd.	59,780	4,587,517
Infosys Ltd., Sponsored ADR	449,980	8,135,638
Paychex, Inc.	61,630	6,008,309
		18,731,464
MACHINERY (3.5%)
Cummins, Inc.	28,030	7,064,681
Snap-on, Inc.	21,460	5,098,896
		12,163,577
MEDIA (5.2%)
Comcast Corp., Class A	132,280	7,427,522

See notes to financial statements.

STEWARD FUNDS
SCHEDULE OF PORTFOLIO INVESTMENTS — April 30, 2021
STEWARD GLOBAL EQUITY INCOME FUND

	Shares	Value
Interpublic Group of Cos., Inc. (The)	152,950	$ 4,856,162
ViacomCBS, Inc., Class B	132,430	5,432,279
		17,715,963
METALS & MINING (1.8%)
Kirkland Lake Gold Ltd.	168,810	6,256,099
OIL, GAS & CONSUMABLE FUELS (3.4%)
Euronav N.V.	420,930	3,586,324
Pembina Pipeline Corp.	158,550	4,892,853
TC Energy Corp.	64,650	3,198,235
		11,677,412
PERSONAL PRODUCTS (1.6%)
Unilever PLC, Sponsored ADR	96,070	5,641,230
PHARMACEUTICALS (2.2%)
Eli Lilly and Co.	42,190	7,711,066
PROFESSIONAL SERVICES (1.9%)
RELX PLC, Sponsored ADR	253,790	6,618,843
SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT (10.8%)
Analog Devices, Inc.	42,780	6,552,185
Intel Corp.	105,940	6,094,728
KLA Corp.	12,760	4,023,866
Silicon Motion Technology Corp. ADR	56,870	4,084,403
Taiwan Semiconductor Manufacturing Co. Ltd., Sponsored ADR	69,390	8,100,589
Texas Instruments, Inc.	47,020	8,487,580
		37,343,351
SOFTWARE (2.5%)
Open Text Corp.	84,980	4,002,558
Oracle Corp.	62,450	4,733,086
		8,735,644
	Shares	Value
SPECIALTY RETAIL (2.4%)
Best Buy Co., Inc.	25,480	$ 2,962,560
Home Depot, Inc. (The)	16,060	5,198,140
		8,160,700
TECHNOLOGY HARDWARE, STORAGE & PERIPHERALS (4.4%)
HP, Inc.	223,740	7,631,771
NetApp, Inc.	99,030	7,396,551
		15,028,322
TOTAL COMMON STOCKS (COST $265,923,424)		339,820,123
MONEY MARKET FUND (1.4%)
Northern Institutional Treasury Portfolio (Premier Class), 0.01%(a)	4,849,202	4,849,202
TOTAL MONEY MARKET FUND (COST $4,849,202)		4,849,202
TOTAL INVESTMENTS (COST $270,772,626) 100.0%		344,669,325
OTHER ASSETS IN EXCESS OF LIABILITIES 0.0%		169,321
NET ASSETS 100.0%		$ 344,838,646

(a)	7-day current yield as of April 30, 2021 is disclosed.

ADR — American Depositary Receipt
PLC — Public Limited Company

See notes to financial statements.

STEWARD FUNDS
SCHEDULE OF PORTFOLIO INVESTMENTS — April 30, 2021
STEWARD INTERNATIONAL ENHANCED INDEX FUND

The table below sets forth the diversification of the Steward International Enhanced Index Fund investments by Country.

Country Diversification	Percent*
Canada	28.1%
United Kingdom	14.9
United States	9.8
Netherlands	8.3
Taiwan	6.2
Japan	5.7
Switzerland	3.7
Brazil	3.6
Germany	3.0
India	2.6
Australia	2.5
France	1.9
Republic of Korea (South)	1.6
Spain	1.3
Mexico	1.3
Ireland (Republic of)	1.0
China	0.8
Sweden	0.6
Denmark	0.5
Chile	0.5
Italy	0.4
Finland	0.3
Norway	0.3
Jersey	0.3
South Africa	0.2
Indonesia	0.2
Belgium	0.1
Colombia	0.1
Total Investments	99.8%

*	Percentages indicated are based on net assets as of April 30, 2021.
See notes to financial statements.

STEWARD FUNDS
SCHEDULE OF PORTFOLIO INVESTMENTS — April 30, 2021
STEWARD INTERNATIONAL ENHANCED INDEX FUND

	Shares	Value
COMMON STOCKS (96.6%)
AIR FREIGHT & LOGISTICS (0.3%)
ZTO Express Cayman, Inc., ADR	14,390	$ 462,782
AIRLINES (0.2%)
Ryanair Holdings PLC, Sponsored ADR(a)	2,828	330,452
AUTO COMPONENTS (0.5%)
Magna International, Inc., ADR	8,970	846,947
AUTOMOBILES (2.3%)
Ferrari N.V.	4,880	1,041,343
Honda Motor Co. Ltd., Sponsored ADR	48,650	1,450,743
NIO, Inc., ADR(a)	18,030	718,315
Stellantis N.V.	54,910	909,859
Tata Motors Ltd., Sponsored ADR(a)	6,170	119,390
		4,239,650
BANKS (17.0%)
Banco Bilbao Vizcaya Argentaria SA, Sponsored ADR(a)	130,110	728,616
Banco de Chile, ADR	9,779	212,987
Banco Santander Chile, ADR	5,574	123,966
Banco Santander SA, Sponsored ADR(a)	310,085	1,181,424
Bank of Montreal	19,410	1,831,139
Bank of Nova Scotia (The)	35,430	2,256,537
Barclays PLC, Sponsored ADR	81,079	775,926
Canadian Imperial Bank of Commerce	15,600	1,621,776
Credicorp Ltd.	2,537	302,918
HDFC Bank Ltd., ADR(a)	18,940	1,331,103
HSBC Holdings PLC, Sponsored ADR	102,551	3,201,642
ICICI Bank Ltd., Sponsored ADR(a)	41,800	681,340
ING Groep N.V., Sponsored ADR	86,940	1,107,616
KB Financial Group, Inc., ADR	16,310	797,885
Lloyds Banking Group PLC, ADR	305,785	761,405
Mitsubishi UFJ Financial Group, Inc., Sponsored ADR	297,360	1,596,823
Mizuho Financial Group, Inc., ADR	239,140	695,897
Natwest Group PLC, Sponsored ADR	33,078	178,952
Royal Bank of Canada	44,710	4,265,334
Shinhan Financial Group Co. Ltd., ADR	14,890	532,169
Sumitomo Mitsui Financial Group, Inc., Sponsored ADR	173,710	1,222,918
Toronto-Dominion Bank (The)	51,710	3,555,062
Westpac Banking Corp., Sponsored ADR	89,465	1,726,675
		30,690,110
BEVERAGES (0.5%)
Fomento Economico Mexicano SAB de CV, Sponsored ADR	11,440	886,600
	Shares	Value
BIOTECHNOLOGY (1.4%)
Argenx SE, ADR(a)	2,290	$ 656,566
BeiGene Ltd., ADR(a)	950	326,363
Galapagos N.V., Sponsored ADR(a)	2,530	196,758
Genmab A/S, Sponsored ADR(a)	26,680	983,691
Zai Lab Ltd. ADR(a)	1,680	279,233
		2,442,611
CAPITAL MARKETS (2.7%)
Brookfield Asset Management, Inc., Class A	35,947	1,638,464
Credit Suisse Group, Sponsored ADR	52,549	555,443
Deutsche Bank AG(a)	47,520	665,280
Nomura Holdings, Inc., Sponsored ADR	75,430	410,339
UBS Group AG	103,500	1,582,515
		4,852,041
CHEMICALS (0.5%)
Nutrien Ltd.	17,423	961,575
COMMERCIAL SERVICES & SUPPLIES (1.2%)
Waste Connections, Inc.	17,550	2,090,380
COMMUNICATIONS EQUIPMENT (1.0%)
Nokia Oyj, Sponsored ADR(a)	130,990	613,033
Telefonaktiebolaget LM Ericsson, Sponsored ADR	83,330	1,149,121
		1,762,154
CONSTRUCTION MATERIALS (1.1%)
CEMEX SAB de CV, Sponsored ADR(a)	55,045	434,305
CRH PLC, Sponsored ADR	22,920	1,083,429
James Hardie Industries PLC, Sponsored ADR	12,070	401,086
		1,918,820
DIVERSIFIED CONSUMER SERVICES (0.4%)
GSX Techedu, Inc., ADR(a)	1,620	51,759
New Oriental Education & Technology Group Inc., Sponsored ADR(a)	26,400	402,864
TAL Education Group, ADR(a)	6,270	357,077
		811,700
DIVERSIFIED FINANCIAL SERVICES (0.4%)
ORIX Corp., Sponsored ADR	7,980	645,103
DIVERSIFIED TELECOMMUNICATION SERVICES (3.7%)
BCE, Inc.	45,525	2,151,056
Chunghwa Telecom Co. Ltd., Sponsored ADR	35,365	1,444,660
Orange SA, Sponsored ADR	66,020	826,570
Telefonica SA, Sponsored ADR(a)	100,553	471,594

See notes to financial statements.

STEWARD FUNDS
SCHEDULE OF PORTFOLIO INVESTMENTS — April 30, 2021
STEWARD INTERNATIONAL ENHANCED INDEX FUND

	Shares	Value
Telkom Indonesia Persero Tbk PT, ADR	14,830	$ 327,150
TELUS Corp.	66,420	1,378,215
		6,599,245
ELECTRIC UTILITIES (0.9%)
Enel Americas SA, ADR	37,710	270,758
Enel Chile SA, ADR	14,260	49,767
Fortis, Inc.	28,600	1,275,560
		1,596,085
ELECTRICAL EQUIPMENT (1.2%)
ABB Ltd., Sponsored ADR	64,430	2,089,465
ENTERTAINMENT (0.8%)
Bilibili, Inc., Sponsored ADR(a)	2,570	284,910
iQIYI, Inc., ADR(a)	7,300	107,383
NetEase, Inc., ADR	7,555	846,614
Tencent Music Entertainment Group, ADR(a)	10,750	187,265
		1,426,172
FOOD PRODUCTS (0.1%)
BRF SA, ADR(a)	30,790	119,465
HEALTH CARE EQUIPMENT & SUPPLIES (2.5%)
Alcon, Inc.(a)	20,870	1,574,224
Koninklijke Philips N.V., Sponsored NYS(a)	38,685	2,191,119
Smith & Nephew PLC, Sponsored ADR	19,530	843,110
		4,608,453
HEALTH CARE PROVIDERS & SERVICES (0.4%)
Fresenius Medical Care AG & Co. KGaA, ADR	17,830	711,239
HOTELS, RESTAURANTS & LEISURE (0.5%)
Huazhu Group Ltd. ADR(a)	1,820	107,307
InterContinental Hotels Group PLC, ADR(a)	3,223	229,188
Restaurant Brands International, Inc.	8,505	583,528
		920,023
HOUSEHOLD DURABLES (1.8%)
Sony Corp., Sponsored ADR	33,280	3,333,325
INSURANCE (2.6%)
Aegon N.V., Sponsored NYS	32,878	150,910
China Life Insurance Co. Ltd., ADR	76,810	784,230
Manulife Financial Corp.	57,000	1,245,450
Prudential PLC, ADR	33,530	1,423,684
Sun Life Financial, Inc.	21,720	1,171,577
		4,775,851
	Shares	Value
INTERACTIVE MEDIA & SERVICES (0.5%)
Baidu, Inc., Sponsored ADR(a)	4,353	$ 915,566
INTERNET & DIRECT MARKETING RETAIL (4.3%)
Alibaba Group Holding Ltd., Sponsored ADR(a)	23,220	5,362,659
JD.com, Inc., ADR(a)	14,760	1,141,833
Pinduoduo, Inc., ADR(a)	5,360	717,865
Trip.com Group Ltd., ADR(a)	9,570	373,996
Vipshop Holdings Ltd., ADR(a)	7,640	235,083
		7,831,436
IT SERVICES (3.6%)
CGI, Inc.(a)	10,050	889,023
GDS Holdings Ltd., ADR(a)	2,360	195,809
Infosys Ltd., Sponsored ADR	79,710	1,441,157
Pagseguro Digital Ltd., Class A(a)	4,210	192,565
Shopify, Inc., Class A(a)	2,690	3,180,952
StoneCo Ltd., Class A(a)	4,190	270,842
Wipro Ltd., ADR	56,023	401,125
		6,571,473
LIFE SCIENCES TOOLS & SERVICES (0.4%)
QIAGEN N.V.(a)	15,624	751,983
MACHINERY (0.2%)
CNH Industrial N.V.	24,760	367,438
MEDIA (0.9%)
Grupo Televisa SAB, Sponsored ADR(a)	13,510	167,254
Pearson PLC, Sponsored ADR	27,360	314,640
Shaw Communications, Inc., Class B	23,550	681,301
WPP PLC, Sponsored ADR	7,280	491,546
		1,654,741
METALS & MINING (8.6%)
Agnico-Eagle Mines Ltd.	7,540	470,798
AngloGold Ashanti Ltd., Sponsored ADR	7,390	152,086
ArcelorMittal SA, Sponsored NYS(a)	14,583	427,136
Barrick Gold Corp., ADR	53,503	1,136,939
BHP Group Ltd., Sponsored ADR	37,960	2,761,969
BHP Group PLC, ADR	26,820	1,622,610
Franco Nevada Corp.	7,690	1,070,756
Gold Fields Ltd., Sponsored ADR	12,570	117,907
Kinross Gold Corp.	28,810	202,822
Kirkland Lake Gold Ltd.	7,790	288,697
POSCO, Sponsored ADR	13,210	1,075,426
Rio Tinto PLC, Sponsored ADR	27,292	2,321,457
Sibanye Stillwater Ltd., ADR	6,250	116,562

See notes to financial statements.

STEWARD FUNDS
SCHEDULE OF PORTFOLIO INVESTMENTS — April 30, 2021
STEWARD INTERNATIONAL ENHANCED INDEX FUND

	Shares	Value
Southern Copper Corp.	3,343	$ 232,038
Teck Resources Ltd., Class B	7,223	152,911
Vale SA, Sponsored ADR	134,930	2,714,792
Wheaton Precious Metals Corp.	15,380	635,502
		15,500,408
MULTI-UTILITIES (1.4%)
Algonquin Power & Utilities Corp.	41,230	665,452
National Grid PLC, Sponsored ADR	29,659	1,867,924
		2,533,376
OIL, GAS & CONSUMABLE FUELS (9.4%)
BP PLC, Sponsored ADR	78,282	1,969,575
Cameco Corp.	11,350	190,793
Canadian Natural Resources, Ltd.	25,710	781,070
Cenovus Energy, Inc.	15,050	116,939
China Petroleum & Chemical Corp., ADR	13,666	672,231
Ecopetrol SA, Sponsored ADR	6,810	80,562
Enbridge, Inc.	61,470	2,370,898
Eni S.p.A., Sponsored ADR	30,250	721,160
Equinor ASA, Sponsored ADR	28,377	575,202
Imperial Oil Ltd.	4,170	120,721
Pembina Pipeline Corp.	10,600	327,116
Petroleo Brasileiro SA, Sponsored ADR	65,590	556,203
Royal Dutch Shell PLC, Class A, Sponsored ADR	48,535	1,844,330
Royal Dutch Shell PLC, Class B, Sponsored ADR	43,650	1,563,106
Suncor Energy, Inc.	35,148	752,870
TC Energy Corp.	32,500	1,607,775
TOTAL SE, Sponsored ADR	60,560	2,681,597
Ultrapar Participacoes SA, Sponsored ADR	29,720	115,314
		17,047,462
PAPER & FOREST PRODUCTS (0.1%)
Suzano SA, Sponsored ADR(a)	13,980	177,266
PERSONAL PRODUCTS (2.8%)
Natura & Co. Holding SA, ADR(a)	16,480	293,509
Unilever PLC, Sponsored ADR	82,014	4,815,862
		5,109,371
PHARMACEUTICALS (0.6%)
Bausch Health Cos., Inc.(a)	12,258	394,340
Dr. Reddy's Laboratories Ltd., ADR	10,790	744,726
		1,139,066
	Shares	Value
PROFESSIONAL SERVICES (1.7%)
RELX PLC, Sponsored ADR	70,513	$ 1,838,979
Thomson Reuters Corp.	12,864	1,192,621
		3,031,600
REAL ESTATE MANAGEMENT & DEVELOPMENT (0.1%)
KE Holdings, Inc.(a)	2,920	151,986
ROAD & RAIL (2.6%)
Canadian National Railway Co.	26,470	2,849,495
Canadian Pacific Railway, Ltd.	4,890	1,824,606
		4,674,101
SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT (9.8%)
ASE Industrial Holding Co. Ltd., ADR	55,075	457,673
ASML Holding N.V., Sponsored NYS	10,907	7,068,827
STMicroelectronics N.V., Sponsored NYS	21,720	809,939
Taiwan Semiconductor Manufacturing Co. Ltd., Sponsored ADR	71,490	8,345,742
United Microelectronics Corp., Sponsored ADR	97,750	969,680
		17,651,861
SOFTWARE (2.7%)
Open Text Corp.	19,470	917,037
SAP SE, Sponsored ADR	28,550	3,995,287
		4,912,324
TECHNOLOGY HARDWARE, STORAGE & PERIPHERALS (1.0%)
Canon, Inc., Sponsored ADR	40,040	950,149
Logitech International SA	8,170	905,890
		1,856,039
TEXTILES, APPAREL & LUXURY GOODS (0.1%)
Gildan Activewear, Inc.(a)	3,940	136,679
WIRELESS TELECOMMUNICATION SERVICES (1.8%)
America Movil SAB de CV, Class L, Sponsored ADR	57,060	795,417
Rogers Communications, Inc., Class B	17,010	837,402
SK Telecom Co. Ltd., Sponsored ADR	14,160	425,366
Vodafone Group PLC, Sponsored ADR	65,639	1,243,859
		3,302,044
TOTAL COMMON STOCKS (COST $145,729,307)		174,436,468

See notes to financial statements.

STEWARD FUNDS
SCHEDULE OF PORTFOLIO INVESTMENTS — April 30, 2021
STEWARD INTERNATIONAL ENHANCED INDEX FUND

	Shares	Value
MASTER LIMITED PARTNERSHIPS (0.3%)
MULTI-UTILITIES (0.3%)
Brookfield Infrastructure Partners LP	10,100	$ 543,077
REAL ESTATE MANAGEMENT & DEVELOPMENT (0.0%)
Brookfield Property Partners LP	4,170	75,018
TOTAL MASTER LIMITED PARTNERSHIPS (COST $547,235)		618,095
MONEY MARKET FUND (1.3%)
Northern Institutional Treasury Portfolio (Premier Class), 0.01%(b)	2,378,046	2,378,046
TOTAL MONEY MARKET FUND (COST $2,378,046)		2,378,046
PREFERRED STOCKS (1.6%)
BANKS (1.1%)
Banco Bradesco SA, ADR, (a)	199,171	866,396
Bancolombia SA, Sponsored ADR, 0.88%(c)	2,090	62,554
Itau Unibanco Holding SA, Sponsored ADR, 0.62%(c)	197,327	986,635
		1,915,585
CHEMICALS (0.1%)
Sociedad Quimica y Minera de Chile SA, Sponsored ADR, 0.13%(c)	4,080	215,179
	Shares	Value
METALS & MINING (0.0%)
Gerdau SA, Sponsored ADR, 1.49%(c)	7,250	$ 44,515
OIL, GAS & CONSUMABLE FUELS (0.4%)
Petroleo Brasileiro SA, Sponsored ADR, 3.40%(c)	76,930	665,445
TOTAL PREFERRED STOCKS (COST $3,155,141)		2,840,724
TOTAL INVESTMENTS (COST $151,809,729) 99.8%		180,273,333
OTHER ASSETS IN EXCESS OF LIABILITIES 0.2%		319,784
NET ASSETS 100.0%		$ 180,593,117

(a)	Represents non-income producing security.
(b)	7-day current yield as of April 30, 2021 is disclosed.
(c)	Current yield is disclosed. Dividends are calculated based on a percentage of the issuer’s net income.

ADR — American Depositary Receipt
LP — Limited Partnership
NYS — New York Shares
PLC — Public Limited Company

See notes to financial statements.

STEWARD FUNDS
SCHEDULE OF PORTFOLIO INVESTMENTS — April 30, 2021
STEWARD LARGE CAP ENHANCED INDEX FUND

The table below sets forth the diversification of the Steward Large Cap Enhanced Index Fund investments by Industry.

Industry Diversification	Percent*
Software	10.0%
Semiconductors & Semiconductor Equipment	8.2
Health Care Equipment & Supplies	5.7
Interactive Media & Services	5.0
Banks	4.9
Technology Hardware, Storage & Peripherals	4.6
Internet & Direct Marketing Retail	4.4
IT Services	4.1
Capital Markets	3.5
Insurance	3.1
Health Care Providers & Services	2.5
Oil, Gas & Consumable Fuels	2.4
Automobiles	2.2
Chemicals	2.1
Specialty Retail	2.0
Hotels, Restaurants & Leisure	1.9
Life Sciences Tools & Services	1.8
Entertainment	1.7
Equity Real Estate Investment Trusts	1.6
Media	1.5
Aerospace & Defense	1.3
Food Products	1.3
Electric Utilities	1.3
Beverages	1.3
Pharmaceuticals	1.3
Food & Staples Retailing	1.2
Biotechnology	1.2
Diversified Telecommunication Services	1.2
Diversified Financial Services	1.1
Machinery	1.1
Road & Rail	1.0
Household Products	1.0
Communications Equipment	0.9
Electrical Equipment	0.9
Industry Diversification	Percent*
Commercial Services & Supplies	0.9%
Electronic Equipment, Instruments & Components	0.8
Trading Companies & Distributors	0.7
Multi-Utilities	0.7
Multiline Retail	0.7
Money Market Fund	0.7
Consumer Finance	0.6
Distributors	0.6
Industrial Conglomerates	0.6
Household Durables	0.5
Air Freight & Logistics	0.5
Textiles, Apparel & Luxury Goods	0.5
Professional Services	0.5
Building Products	0.4
Metals & Mining	0.4
Containers & Packaging	0.4
Airlines	0.2
Wireless Telecommunication Services	0.2
Auto Components	0.1
Real Estate Management & Development	0.1
Energy Equipment & Services	0.1
Independent Power and Renewable Electricity Producers	0.1
Health Care Technology	0.1
Water Utilities	0.1
Personal Products	0.1
Construction Materials	0.1
Gas Utilities	0.0
Construction & Engineering	0.0
Leisure Products	0.0
Total Investments	100.0%

*	Percentages indicated are based on net assets as of April 30, 2021.
See notes to financial statements.

STEWARD FUNDS
SCHEDULE OF PORTFOLIO INVESTMENTS — April 30, 2021
STEWARD LARGE CAP ENHANCED INDEX FUND

	Shares	Value
COMMON STOCKS (99.3%)
AEROSPACE & DEFENSE (1.3%)
Boeing Co. (The)(a)	3,744	$ 877,257
General Dynamics Corp.	2,444	464,922
Howmet Aerospace, Inc.(a)	7,173	229,249
Huntington Ingalls Industries, Inc.	1,272	270,071
L3Harris Technologies, Inc.	1,548	323,888
Lockheed Martin Corp.	1,819	692,239
Northrop Grumman Corp.	1,137	402,998
Raytheon Technologies Corp.	12,841	1,068,885
Teledyne Technologies, Inc.(a)	210	94,027
Textron, Inc.	5,370	344,969
TransDigm Group, Inc.(a)	328	201,307
		4,969,812
AIR FREIGHT & LOGISTICS (0.5%)
C.H. Robinson Worldwide, Inc.	1,190	115,525
Expeditors International of Washington, Inc.	1,540	169,184
FedEx Corp.	1,596	463,335
United Parcel Service, Inc., Class B	5,260	1,072,304
		1,820,348
AIRLINES (0.2%)
Alaska Air Group, Inc.(a)	620	42,867
American Airlines Group, Inc.(a)	7,840	170,285
Delta Air Lines, Inc.(a)	4,770	223,808
Southwest Airlines Co.(a)	4,660	292,555
United Airlines Holdings, Inc.(a)	1,020	55,488
		785,003
AUTO COMPONENTS (0.1%)
Aptiv PLC(a)	1,680	241,735
BorgWarner, Inc.	6,420	311,884
		553,619
AUTOMOBILES (2.2%)
Ford Motor Co.(a)	95,990	1,107,725
General Motors Co.(a)	16,960	970,451
Tesla, Inc.(a)	9,130	6,477,187
		8,555,363
BANKS (4.9%)
Bank of America Corp.	65,279	2,645,758
Citigroup, Inc.	19,290	1,374,219
Citizens Financial Group, Inc.	11,000	509,080
Comerica, Inc.	5,200	390,832
Fifth Third Bancorp	16,450	666,883
First Republic Bank	1,030	188,737
	Shares	Value
Huntington Bancshares, Inc.	24,180	$ 370,438
JPMorgan Chase & Co.	22,044	3,390,588
KeyCorp	33,270	723,955
M&T Bank Corp.	2,330	367,418
People's United Financial, Inc.	27,500	498,575
PNC Financial Services Group, Inc. (The)	3,544	662,551
Regions Financial Corp.	31,732	691,758
SVB Financial Group(a)	5,727	3,274,870
Truist Financial Corp.	14,077	834,907
U.S. Bancorp	13,160	781,046
Wells Fargo & Co.	39,108	1,761,815
Zions Bancorp	7,120	397,296
		19,530,726
BEVERAGES (1.3%)
Coca-Cola Co. (The)	33,340	1,799,693
Monster Beverage Corp.(a)	16,960	1,645,968
PepsiCo, Inc.	10,991	1,584,463
		5,030,124
BIOTECHNOLOGY (1.2%)
AbbVie, Inc.	14,990	1,671,385
Alexion Pharmaceuticals, Inc.(a)	2,691	453,918
Amgen, Inc.	5,088	1,219,288
Biogen, Inc.(a)	1,614	431,471
Gilead Sciences, Inc.	13,440	853,037
Incyte Corp.(a)	3,970	338,958
		4,968,057
BUILDING PRODUCTS (0.4%)
A.O. Smith Corp.	1,680	113,820
Allegion PLC	563	75,656
Carrier Global Corp.	6,536	284,839
Fortune Brands Home & Security, Inc.	880	92,382
Johnson Controls International PLC	7,021	437,689
Masco Corp.	3,130	199,944
Trane Technologies PLC	1,780	309,418
		1,513,748
CAPITAL MARKETS (3.5%)
Ameriprise Financial, Inc.	706	182,430
Bank of New York Mellon Corp. (The)	14,771	736,778
BlackRock, Inc.	1,016	832,409
Cboe Global Markets, Inc.	1,050	109,589
Charles Schwab Corp. (The)	11,190	787,776
CME Group, Inc.	2,670	539,313
Franklin Resources, Inc.	14,320	429,600
Goldman Sachs Group, Inc. (The)	3,462	1,206,334

See notes to financial statements.

STEWARD FUNDS
SCHEDULE OF PORTFOLIO INVESTMENTS — April 30, 2021
STEWARD LARGE CAP ENHANCED INDEX FUND

	Shares	Value
Intercontinental Exchange, Inc.	4,625	$ 544,409
Invesco Ltd.	27,140	732,780
MarketAxess Holdings, Inc.	2,730	1,333,496
Moody's Corp.	1,248	407,734
Morgan Stanley	13,786	1,138,034
MSCI, Inc.	4,012	1,948,909
Nasdaq, Inc.	1,070	172,848
Northern Trust Corp.	1,600	182,080
Raymond James Financial, Inc.	2,380	311,256
S&P Global, Inc.	4,295	1,676,725
State Street Corp.	5,597	469,868
T. Rowe Price Group, Inc.	1,790	320,768
		14,063,136
CHEMICALS (2.1%)
Air Products and Chemicals, Inc.	1,563	450,894
Albemarle Corp.	10,900	1,833,053
CF Industries Holdings, Inc.	2,020	98,233
Corteva, Inc.	10,555	514,662
Dow, Inc.	5,102	318,875
DuPont de Nemours, Inc.	4,385	338,127
Eastman Chemical Co.	700	80,773
Ecolab, Inc.	1,826	409,243
FMC Corp.	12,350	1,460,264
International Flavors & Fragrances, Inc.	1,660	236,002
Linde PLC	3,673	1,049,890
LyondellBasell Industries N.V., Class A	1,470	152,498
Mosaic Co. (The)	12,220	429,900
PPG Industries, Inc.	1,918	328,438
Sherwin-Williams Co. (The)	1,853	507,481
		8,208,333
COMMERCIAL SERVICES & SUPPLIES (0.9%)
Cintas Corp.	504	173,951
Copart, Inc.(a)	10,550	1,313,580
Republic Services, Inc.	2,056	218,553
Rollins, Inc.	35,475	1,322,508
Waste Management, Inc.	3,260	449,782
		3,478,374
COMMUNICATIONS EQUIPMENT (0.9%)
Arista Networks, Inc.(a)	4,081	1,286,209
Cisco Systems, Inc.	32,750	1,667,302
F5 Networks, Inc.(a)	480	89,645
Juniper Networks, Inc.	6,190	157,164
Motorola Solutions, Inc.	1,151	216,733
		3,417,053
	Shares	Value
CONSTRUCTION & ENGINEERING (0.0%)
Quanta Services, Inc.	920	$ 88,909
CONSTRUCTION MATERIALS (0.1%)
Martin Marietta Materials, Inc.	396	139,836
Vulcan Materials Co.	943	168,080
		307,916
CONSUMER FINANCE (0.6%)
American Express Co.	4,840	742,214
Capital One Financial Corp.	6,218	926,979
Discover Financial Services	1,980	225,720
Synchrony Financial	8,420	368,291
		2,263,204
CONTAINERS & PACKAGING (0.4%)
Avery Dennison Corp.	870	186,328
Ball Corp.	3,430	321,185
International Paper Co.	6,990	405,420
Packaging Corp. of America	1,070	157,985
Sealed Air Corp.	1,390	68,666
Westrock Co.	9,869	550,197
		1,689,781
DISTRIBUTORS (0.6%)
Genuine Parts Co.	900	112,473
LKQ Corp.(a)	6,880	321,365
Pool Corp.	4,610	1,947,817
		2,381,655
DIVERSIFIED FINANCIAL SERVICES (1.1%)
Berkshire Hathaway, Inc., Class B(a)	16,357	4,497,357
DIVERSIFIED TELECOMMUNICATION SERVICES (1.2%)
AT&T, Inc.	70,110	2,202,155
Lumen Technologies, Inc.	58,549	751,183
Verizon Communications, Inc.	32,930	1,903,025
		4,856,363
ELECTRIC UTILITIES (1.3%)
Alliant Energy Corp.	2,090	117,395
American Electric Power Co., Inc.	4,450	394,760
Duke Energy Corp.	6,084	612,598
Edison International	3,610	214,615
Entergy Corp.	150	16,394
Evergy, Inc.	2,440	156,087
Eversource Energy	2,840	244,865
Exelon Corp.	13,889	624,172

See notes to financial statements.

STEWARD FUNDS
SCHEDULE OF PORTFOLIO INVESTMENTS — April 30, 2021
STEWARD LARGE CAP ENHANCED INDEX FUND

	Shares	Value
FirstEnergy Corp.	5,119	$ 194,112
NextEra Energy, Inc.	15,126	1,172,416
NRG Energy, Inc.	2,260	80,953
Pinnacle West Capital Corp.	1,260	106,659
PPL Corp.	7,780	226,631
Southern Co. (The)	9,790	647,804
Xcel Energy, Inc.	5,620	400,706
		5,210,167
ELECTRICAL EQUIPMENT (0.9%)
AMETEK, Inc.	1,880	253,668
Eaton Corp. PLC	2,970	424,502
Emerson Electric Co.	4,840	437,972
Generac Holdings, Inc.(a)	7,220	2,338,919
Rockwell Automation, Inc.	826	218,279
		3,673,340
ELECTRONIC EQUIPMENT, INSTRUMENTS & COMPONENTS (0.8%)
Amphenol Corp., Class A	5,510	371,043
CDW Corp.	880	156,930
Corning, Inc.	7,180	317,428
FLIR Systems, Inc.	1,270	76,162
IPG Photonics Corp.(a)	240	52,106
Keysight Technologies, Inc.(a)	1,470	212,195
TE Connectivity Ltd.	2,340	314,660
Trimble, Inc.(a)	18,560	1,521,920
Zebra Technologies Corp., Class A(a)	370	180,464
		3,202,908
ENERGY EQUIPMENT & SERVICES (0.1%)
Baker Hughes Co.	6,719	134,918
Halliburton Co.	5,740	112,274
NOV, Inc.(a)	5,216	77,979
Schlumberger N.V.	9,404	254,378
		579,549
ENTERTAINMENT (1.7%)
Activision Blizzard, Inc.	6,160	561,731
Electronic Arts, Inc.	2,540	360,883
Live Nation, Inc.(a)	1,030	84,336
Netflix, Inc.(a)	6,770	3,476,192
Walt Disney Co. (The)(a)	12,740	2,369,895
		6,853,037
EQUITY REAL ESTATE INVESTMENT TRUSTS (1.6%)
Alexandria Real Estate Equities, Inc.	810	146,691
American Tower Corp.	3,019	769,151
	Shares	Value
AvalonBay Communities, Inc.	659	$ 126,528
Boston Properties, Inc.	260	28,431
Crown Castle International Corp.	3,020	570,961
Digital Realty Trust, Inc.	2,050	316,335
Duke Realty Corp.	5,140	239,113
Equinix, Inc.	573	412,995
Equity Residential	2,580	191,513
Essex Property Trust, Inc.	257	74,664
Extra Space Storage, Inc.	980	145,716
Healthpeak Properties, Inc.	8,580	294,637
Host Hotels & Resorts, Inc.(a)	12,433	225,783
Iron Mountain, Inc.	3,019	121,122
Kimco Realty Corp.	10,690	224,490
Mid-America Apartment Communities, Inc.	590	92,825
Prologis, Inc.	5,352	623,669
Public Storage	1,216	341,891
Realty Income Corp.	2,450	169,417
Regency Centers Corp.	750	47,745
SBA Communications Corp.	721	216,098
Simon Property Group, Inc.	1,940	236,176
UDR, Inc.	2,330	108,229
Ventas, Inc.	2,350	130,331
Vornado Realty Trust	825	37,744
Welltower, Inc.	2,540	190,576
Weyerhaeuser Co.	6,589	255,456
		6,338,287
FOOD & STAPLES RETAILING (1.2%)
Costco Wholesale Corp.	3,196	1,189,200
Kroger Co. (The)	22,900	836,766
Sysco Corp.	3,580	303,333
Walgreens Boots Alliance, Inc.	16,550	878,805
Walmart, Inc.	11,340	1,586,579
		4,794,683
FOOD PRODUCTS (1.3%)
Archer-Daniels-Midland Co.	13,810	871,825
Campbell Soup Co.	3,350	159,963
Conagra Brands, Inc.	6,220	230,700
General Mills, Inc.	7,690	468,013
Hershey Co. (The)	1,430	234,949
Hormel Foods Corp.	6,330	292,446
J.M. Smucker Co. (The)	2,580	337,954
Kellogg Co.	4,580	285,884
Kraft Heinz Co. (The)	14,296	590,282
Lamb Weston Holdings, Inc.	1,000	80,500

See notes to financial statements.

STEWARD FUNDS
SCHEDULE OF PORTFOLIO INVESTMENTS — April 30, 2021
STEWARD LARGE CAP ENHANCED INDEX FUND

	Shares	Value
McCormick & Co., Inc.	2,640	$ 238,550
Mondelez International, Inc., Class A	13,170	800,868
Tyson Foods, Inc., Class A	7,820	605,659
		5,197,593
GAS UTILITIES (0.0%)
Atmos Energy Corp.	1,350	139,847
HEALTH CARE EQUIPMENT & SUPPLIES (5.7%)
Abbott Laboratories	14,232	1,708,979
ABIOMED, Inc.(a)	5,363	1,720,075
Align Technology, Inc.(a)	4,927	2,934,176
Baxter International, Inc.	5,890	504,714
Becton Dickinson and Co.	2,446	608,589
Boston Scientific Corp.(a)	15,327	668,257
Danaher Corp.	5,960	1,513,482
DENTSPLY SIRONA, Inc.	2,670	180,252
DexCom, Inc.(a)	5,600	2,162,160
Edwards Lifesciences Corp.(a)	6,251	597,096
Hologic, Inc.(a)	2,990	195,995
IDEXX Laboratories, Inc.(a)	4,490	2,464,965
Intuitive Surgical, Inc.(a)	919	794,935
Medtronic PLC	11,433	1,496,808
ResMed, Inc.	6,360	1,195,489
STERIS PLC	1,120	236,342
Stryker Corp.	2,844	746,920
Teleflex, Inc.	477	201,523
West Pharmaceutical Services, Inc.	6,800	2,233,936
Zimmer Holdings, Inc.	1,910	338,376
		22,503,069
HEALTH CARE PROVIDERS & SERVICES (2.5%)
AmerisourceBergen Corp.	3,480	420,384
Anthem, Inc.	4,711	1,787,306
Cardinal Health, Inc.	9,040	545,474
Cigna Corp.	5,200	1,294,852
CVS Health Corp.	18,217	1,391,779
DaVita, Inc.(a)	17,290	2,014,804
Henry Schein, Inc.(a)	3,950	286,375
Humana, Inc.	2,027	902,501
Laboratory Corporation of America Holdings(a)	940	249,918
McKesson Corp.	3,555	666,776
Quest Diagnostics, Inc.	1,800	237,384
		9,797,553
HEALTH CARE TECHNOLOGY (0.1%)
Cerner Corp.	4,180	313,709
	Shares	Value
HOTELS, RESTAURANTS & LEISURE (1.9%)
Booking Holdings, Inc.(a)	276	$ 680,638
Carnival Corp.(a)	6,650	185,934
Chipotle Mexican Grill, Inc.(a)	1,141	1,702,406
Domino's Pizza, Inc.	4,220	1,782,275
Expedia Group, Inc.(a)	915	161,250
Hilton Worldwide Holdings, Inc.(a)	1,820	234,234
Marriott International, Inc., Class A(a)	1,766	262,286
McDonald's Corp.	5,231	1,234,934
Norwegian Cruise Line Holdings Ltd.(a)	2,830	87,872
Royal Caribbean Cruises Ltd.(a)	1,340	116,513
Starbucks Corp.	8,310	951,412
Yum! Brands, Inc.	2,480	296,410
		7,696,164
HOUSEHOLD DURABLES (0.5%)
D.R. Horton, Inc.	1,756	172,597
Garmin Ltd.	1,240	170,178
Leggett & Platt, Inc.	870	43,213
Lennar Corp., Class A	3,850	398,860
Mohawk Industries, Inc.(a)	2,724	559,782
Newell Brands, Inc.	4,820	129,947
NVR, Inc.(a)	14	70,253
PulteGroup, Inc.	1,165	68,875
Whirlpool Corp.	1,432	338,597
		1,952,302
HOUSEHOLD PRODUCTS (1.0%)
Church & Dwight Co., Inc.	3,330	285,514
Clorox Co. (The)	1,280	233,600
Colgate-Palmolive Co.	8,620	695,634
Kimberly-Clark Corp.	3,420	455,954
Procter & Gamble Co. (The)	18,661	2,489,751
		4,160,453
INDEPENDENT POWER AND RENEWABLE ELECTRICITY PRODUCERS (0.1%)
AES Corp. (The)	7,070	196,687
INDUSTRIAL CONGLOMERATES (0.6%)
3M Co.	4,634	913,547
Honeywell International, Inc.	5,032	1,122,337
Roper Technologies, Inc.	766	341,973
		2,377,857
INSURANCE (3.1%)
Aflac, Inc.	13,220	710,311
Allstate Corp. (The)	5,550	703,740

See notes to financial statements.

STEWARD FUNDS
SCHEDULE OF PORTFOLIO INVESTMENTS — April 30, 2021
STEWARD LARGE CAP ENHANCED INDEX FUND

	Shares	Value
American International Group, Inc.	13,884	$ 672,680
Aon PLC, Class A	1,701	427,700
Arthur J. Gallagher & Co.	1,720	249,314
Assurant, Inc.	2,710	421,676
Chubb Ltd.	4,351	746,588
Cincinnati Financial Corp.	3,512	395,732
Everest Re Group Ltd.	1,600	443,120
Globe Life, Inc.	2,617	268,216
Hartford Financial Services Group, Inc. (The)	11,730	773,711
Lincoln National Corp.	11,426	732,749
Loews Corp.	8,500	473,875
Marsh & McLennan Cos., Inc.	4,070	552,299
MetLife, Inc.	16,470	1,047,986
Principal Financial Group, Inc.	9,900	632,313
Progressive Corp. (The)	5,170	520,826
Prudential Financial, Inc.	8,245	827,468
Travelers Cos., Inc. (The)	3,870	598,534
Unum Group	31,120	879,451
Willis Towers Watson PLC	917	237,375
		12,315,664
INTERACTIVE MEDIA & SERVICES (5.0%)
Alphabet, Inc., Class A(a)	2,455	5,777,843
Alphabet, Inc., Class C(a)	2,349	5,661,372
Facebook, Inc., Class A(a)	22,048	7,167,364
Twitter, Inc.(a)	25,570	1,411,975
		20,018,554
INTERNET & DIRECT MARKETING RETAIL (4.4%)
Amazon.com, Inc.(a)	3,580	12,413,364
eBay, Inc.	31,160	1,738,416
Etsy, Inc.(a)	16,070	3,194,555
		17,346,335
IT SERVICES (4.1%)
Accenture PLC, Class A	4,527	1,312,694
Akamai Technologies, Inc.(a)	1,490	161,963
Automatic Data Processing, Inc.	3,230	603,978
Broadridge Financial Solutions, Inc.	890	141,181
Cognizant Technology Solutions Corp., Class A	4,150	333,660
DXC Technology Co.(a)	6,747	222,044
Fidelity National Information Services, Inc.	4,386	670,619
Fiserv, Inc.(a)	4,220	506,906
FleetCor Technologies, Inc.(a)	510	146,737
Gartner, Inc.(a)	470	92,064
Global Payments, Inc.	2,007	430,762
International Business Machines Corp.	6,086	863,482
	Shares	Value
Jack Henry & Associates, Inc.	700	$ 113,981
Mastercard, Inc., Class A	6,032	2,304,586
Paychex, Inc.	3,250	316,843
PayPal Holdings, Inc.(a)	19,150	5,022,853
VeriSign, Inc.(a)	722	157,952
Visa, Inc., Class A	12,054	2,815,332
Western Union Co. (The)	6,970	179,547
		16,397,184
LEISURE PRODUCTS (0.0%)
Hasbro, Inc.	780	77,571
LIFE SCIENCES TOOLS & SERVICES (1.8%)
Agilent Technologies, Inc.	5,000	668,200
Bio-Rad Laboratories, Inc., Class A(a)	3,370	2,123,538
Illumina, Inc.(a)	1,247	489,871
IQVIA Holdings, Inc.(a)	2,550	598,460
Mettler-Toledo International, Inc.(a)	1,193	1,566,791
PerkinElmer, Inc.	10,530	1,365,004
Waters Corp.(a)	1,067	319,961
		7,131,825
MACHINERY (1.1%)
Caterpillar, Inc.	3,890	887,348
Cummins, Inc.	1,007	253,804
Deere & Co.	2,173	805,857
Dover Corp.	810	120,844
Fortive Corp.	2,800	198,296
IDEX Corp.	510	114,342
Illinois Tool Works, Inc.	2,014	464,146
Ingersoll Rand, Inc.(a)	2,638	130,344
Otis Worldwide Corp.	3,803	296,140
PACCAR, Inc.	2,855	256,607
Parker-Hannifin Corp.	718	225,316
Snap-on, Inc.	300	71,280
Stanley Black & Decker, Inc.	892	184,439
Westinghouse Air Brake Technologies Corp.	2,980	244,569
Xylem, Inc.	1,410	156,016
		4,409,348
MEDIA (1.5%)
Charter Communications, Inc., Class A(a)	2,840	1,912,598
Comcast Corp., Class A	33,490	1,880,463
Discovery, Inc., Class A(a)	5,380	202,611
Discovery, Inc., Class C(a)	4,541	146,720
DISH Network Corp., Class A(a)	7,730	346,227
Fox Corp., Class A	5,730	214,417
Fox Corp., Class B	2,640	96,043

See notes to financial statements.

STEWARD FUNDS
SCHEDULE OF PORTFOLIO INVESTMENTS — April 30, 2021
STEWARD LARGE CAP ENHANCED INDEX FUND

	Shares	Value
Interpublic Group of Cos., Inc. (The)	10,430	$ 331,152
News Corp., Class A	7,990	209,298
News Corp., Class B	5,390	131,031
Omnicom Group, Inc.	1,590	130,793
ViacomCBS, Inc., Class B	11,430	468,859
		6,070,212
METALS & MINING (0.4%)
Freeport-McMoRan, Inc.	11,368	428,687
Newmont Corp.	6,890	430,005
Nucor Corp.	6,640	546,207
		1,404,899
MULTILINE RETAIL (0.7%)
Dollar General Corp.	7,960	1,709,410
Dollar Tree, Inc.(a)	1,692	194,411
Target Corp.	3,520	729,555
		2,633,376
MULTI-UTILITIES (0.7%)
Ameren Corp.	2,990	253,672
CenterPoint Energy, Inc.	8,970	219,675
CMS Energy Corp.	4,000	257,560
Consolidated Edison, Inc.	5,020	388,598
Dominion Energy, Inc.	6,852	547,475
DTE Energy Co.	970	135,819
NiSource, Inc.	7,770	202,175
Public Service Enterprise Group, Inc.	4,616	291,547
Sempra Energy	1,800	247,626
WEC Energy Group, Inc.	3,145	305,600
		2,849,747
OIL, GAS & CONSUMABLE FUELS (2.4%)
APA Corp.	3,040	60,800
Cabot Oil & Gas Corp.	4,320	72,014
Chevron Corp.	14,133	1,456,688
ConocoPhillips	8,497	434,537
Devon Energy Corp.	5,350	125,083
Diamondback Energy, Inc.	640	52,307
EOG Resources, Inc.	4,724	347,875
Exxon Mobil Corp.	38,380	2,196,871
Hess Corp.	1,320	98,353
HollyFrontier Corp.	21,620	756,700
Kinder Morgan, Inc.	43,610	743,551
Marathon Oil Corp.	40,090	451,414
Marathon Petroleum Corp.	9,558	531,903
Occidental Petroleum Corp.	6,003	152,236
ONEOK, Inc.	2,730	142,888
Phillips 66	8,309	672,281
	Shares	Value
Pioneer Natural Resources Co.	1,956	$ 300,892
Valero Energy Corp.	11,070	818,737
Williams Cos., Inc. (The)	12,570	306,205
		9,721,335
PERSONAL PRODUCTS (0.1%)
Estee Lauder Cos., Inc., (The) Class A	1,688	529,694
PHARMACEUTICALS (1.3%)
Catalent, Inc.(a)	18,060	2,031,208
Eli Lilly and Co.	6,520	1,191,660
Perrigo Co. PLC	8,661	360,558
Viatris, Inc.(a)	44,870	596,771
Zoetis, Inc.	5,450	943,014
		5,123,211
PROFESSIONAL SERVICES (0.5%)
Equifax, Inc.	800	183,384
IHS Markit Ltd.	3,230	347,484
Jacobs Engineering Group, Inc.	880	117,577
Nielsen Holdings PLC	4,160	106,704
Robert Half International, Inc.	1,240	108,636
Verisk Analytics, Inc.	5,860	1,102,852
		1,966,637
REAL ESTATE MANAGEMENT & DEVELOPMENT (0.1%)
CBRE Group, Inc., Class A(a)	4,570	389,364
ROAD & RAIL (1.0%)
CSX Corp.	5,940	598,455
J.B. Hunt Transport Services, Inc.	720	122,911
Kansas City Southern Industries, Inc.	520	151,949
Norfolk Southern Corp.	1,628	454,603
Old Dominion Freight Line, Inc.	6,460	1,665,453
Union Pacific Corp.	4,645	1,031,608
		4,024,979
SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT (8.2%)
Advanced Micro Devices, Inc.(a)	29,100	2,375,142
Analog Devices, Inc.	2,464	377,386
Applied Materials, Inc.	18,550	2,461,770
Broadcom, Inc.	2,722	1,241,776
Enphase Energy, Inc.(a)	14,200	1,977,350
Intel Corp.	28,290	1,627,524
KLA Corp.	7,300	2,302,055
Lam Research Corp.	4,036	2,504,136
Maxim Integrated Products, Inc.	2,230	209,620
Microchip Technology, Inc.	1,440	216,418
Micron Technology, Inc.(a)	7,930	682,535

See notes to financial statements.

STEWARD FUNDS
SCHEDULE OF PORTFOLIO INVESTMENTS — April 30, 2021
STEWARD LARGE CAP ENHANCED INDEX FUND

	Shares	Value
Monolithic Power Systems, Inc.	7,400	$ 2,674,212
NVIDIA Corp.	8,312	4,990,359
NXP Semiconductors N.V.	1,580	304,166
Qorvo, Inc.(a)	7,690	1,447,027
QUALCOMM, Inc.	17,940	2,490,072
Skyworks Solutions, Inc.	1,030	186,770
Teradyne, Inc.	20,210	2,527,867
Texas Instruments, Inc.	6,270	1,131,798
Xilinx, Inc.	8,490	1,086,380
		32,814,363
SOFTWARE (10.0%)
Adobe, Inc.(a)	7,151	3,635,139
ANSYS, Inc.(a)	3,593	1,313,817
Autodesk, Inc.(a)	8,200	2,393,662
Cadence Design Systems, Inc.(a)	13,890	1,830,285
Citrix Systems, Inc.	1,100	136,235
Fortinet, Inc.(a)	11,450	2,338,434
Intuit, Inc.	4,982	2,053,381
Microsoft Corp.	57,340	14,460,001
NortonLifeLock, Inc.	8,472	183,080
Oracle Corp.	13,951	1,057,346
Paycom Software, Inc.(a)	4,480	1,722,157
salesforce.com, Inc.(a)	13,660	3,146,171
ServiceNow, Inc.(a)	5,790	2,931,882
Synopsys, Inc.(a)	6,600	1,630,596
Tyler Technologies, Inc.(a)	2,400	1,019,664
		39,851,850
SPECIALTY RETAIL (2.0%)
Advance Auto Parts, Inc.	1,076	215,372
AutoZone, Inc.(a)	141	206,441
Best Buy Co., Inc.	1,610	187,195
CarMax, Inc.(a)	2,220	295,793
Gap, Inc. (The)	6,460	213,826
Home Depot, Inc. (The)	7,409	2,398,071
L Brands, Inc.(a)	1,580	104,122
Lowe’s Cos., Inc.	5,100	1,000,875
O'Reilly Automotive, Inc.(a)	462	255,430
Ross Stores, Inc.	2,070	271,046
TJX Cos., Inc. (The)	8,640	613,440
Tractor Supply Co.	11,600	2,187,760
Ulta Beauty, Inc.(a)	361	118,895
		8,068,266
TECHNOLOGY HARDWARE, STORAGE & PERIPHERALS (4.6%)
Apple, Inc.	120,134	15,792,816
	Shares	Value
Hewlett Packard Enterprise Co.	64,820	$ 1,038,416
HP, Inc.	20,170	687,999
NetApp, Inc.	1,920	143,405
Seagate Technology PLC	2,000	185,680
Western Digital Corp.(a)	6,701	473,291
		18,321,607
TEXTILES, APPAREL & LUXURY GOODS (0.5%)
Hanesbrands, Inc.	8,270	174,166
NIKE, Inc., Class B	9,010	1,194,906
PVH Corp.(a)	1,690	191,274
Tapestry, Inc.(a)	2,330	111,490
Under Armour, Inc., Class A(a)	4,150	100,887
Under Armour, Inc., Class C(a)	1,024	20,388
VF Corp.	1,695	148,584
		1,941,695
TRADING COMPANIES & DISTRIBUTORS (0.7%)
Fastenal Co.	5,840	305,315
United Rentals, Inc.(a)	7,010	2,242,849
W.W. Grainger, Inc.	288	124,860
		2,673,024
WATER UTILITIES (0.1%)
American Water Works Co., Inc.	1,470	229,305
WIRELESS TELECOMMUNICATION SERVICES (0.2%)
T-Mobile U.S., Inc.(a)	5,220	689,719
TOTAL COMMON STOCKS (COST $275,386,406)		394,965,850
MONEY MARKET FUND (0.7%)
Northern Institutional Treasury Portfolio (Premier Class), 0.01%(b)	2,867,962	2,867,962
TOTAL MONEY MARKET FUND (COST $2,867,962)		2,867,962
TOTAL INVESTMENTS (COST $278,254,368) 100.0%		397,833,812
OTHER ASSETS IN EXCESS OF LIABILITIES 0.0%		137,726
NET ASSETS 100.0%		$ 397,971,538

(a)	Represents non-income producing security.
(b)	7-day current yield as of April 30, 2021 is disclosed.

MSCI — Morgan Stanley Capital International
PLC — Public Limited Company
S&P — Standard & Poor's

See notes to financial statements.

STEWARD FUNDS
SCHEDULE OF PORTFOLIO INVESTMENTS — April 30, 2021
STEWARD SELECT BOND FUND

The table below sets forth the diversification of the Steward Select Bond Fund investments by Industry.

Industry Diversification	Percent*
U.S. Government Agencies	11.7%
U.S. Treasury Obligations	9.1
Money Market Fund	6.1
U.S. Government Agency Mortgage-Backed Obligations	5.9
Semiconductors & Semiconductor Equipment	5.0
IT Services	4.2
Textiles, Apparel & Luxury Goods	4.0
Oil, Gas & Consumable Fuels	3.6
Air Freight & Logistics	3.5
Software	3.5
Hotels, Restaurants & Leisure	3.2
Food & Staples Retailing	3.0
Food Products	2.6
Aerospace & Defense	2.4
Banks	2.3
Specialty Retail	2.3
Capital Markets	2.0
Beverages	1.9
Biotechnology	1.8
Health Care Providers & Services	1.8
Internet & Direct Marketing Retail	1.8
Industry Diversification	Percent*
Machinery	1.7%
Media	1.7
Technology Hardware, Storage & Peripherals	1.6
Insurance	1.4
Multiline Retail	1.2
Communications Equipment	1.2
Consumer Finance	1.2
Commercial Services & Supplies	1.2
Industrial Conglomerates	1.2
Entertainment	1.2
Road & Rail	1.1
Health Care Equipment & Supplies	1.1
Chemicals	1.1
Household Products	0.6
Electronic Equipment, Instruments & Components	0.6
Pharmaceuticals	0.5
Household Durables	0.5
Municipal Bonds	0.2
Thrifts & Mortgage Finance	0.1
Total Investments	101.1%

*	Percentages indicated are based on net assets as of April 30, 2021.
See notes to financial statements.

STEWARD FUNDS
SCHEDULE OF PORTFOLIO INVESTMENTS — April 30, 2021
STEWARD SELECT BOND FUND

	Principal Amount	Value
CORPORATE BONDS (67.6%)
AEROSPACE & DEFENSE (2.4%)
General Dynamics Corp., 3.75%, 5/15/28, (Callable 2/15/28 @ 100)	$ 2,000,000	$ 2,238,841
Raytheon Technologies Corp., 4.13%, 11/16/28, (Callable 8/16/28 @ 100)	2,000,000	2,270,458
		4,509,299
AIR FREIGHT & LOGISTICS (3.5%)
FedEx Corp., 4.00%, 1/15/24	2,000,000	2,188,365
United Parcel Service, Inc., 3.05%, 11/15/27, (Callable 8/15/27 @ 100)	1,000,000	1,098,906
United Parcel Service, Inc., 3.75%, 11/15/47, (Callable 5/15/47 @ 100)	1,000,000	1,121,487
United Parcel Service, Inc., 3.90%, 4/1/25, (Callable 3/1/25 @ 100)	2,000,000	2,223,349
		6,632,107
BANKS (2.1%)
Citigroup, Inc., 6.63%, 6/15/32	1,000,000	1,334,899
U.S. Bank NA/Cincinnati OH, 2.80%, 1/27/25, (Callable 12/27/24 @ 100)	2,500,000	2,679,787
		4,014,686
BEVERAGES (1.9%)
PepsiCo, Inc., 3.00%, 8/25/21	3,435,000	3,465,019
BIOTECHNOLOGY (1.8%)
AbbVie, Inc., 4.50%, 5/14/35, (Callable 11/14/34 @ 100)	1,500,000	1,758,938
Celgene Corp., 3.88%, 8/15/25, (Callable 5/15/25 @ 100)	472,000	518,175
Gilead Sciences, Inc., 4.40%, 12/1/21, (Callable 9/1/21 @ 100)	1,000,000	1,013,490
		3,290,603
CAPITAL MARKETS (2.0%)
Charles Schwab Corp. (The), 2.00%, 3/20/28, (Callable 1/20/28 @ 100)	2,000,000	2,020,581
Goldman Sachs Group, Inc. (The), 5.95%, 1/15/27	1,500,000	1,816,374
		3,836,955
CHEMICALS (1.1%)
Sherwin-Williams Co. (The), 2.95%, 8/15/29, (Callable 5/15/29 @ 100)	1,000,000	1,053,034
Sherwin-Williams Co. (The), 3.80%, 8/15/49, (Callable 2/15/49 @ 100)	1,000,000	1,080,926
		2,133,960
COMMERCIAL SERVICES & SUPPLIES (1.2%)
Waste Management, Inc., 3.15%, 11/15/27, (Callable 8/15/27 @ 100)	2,000,000	2,176,051
COMMUNICATIONS EQUIPMENT (1.2%)
Cisco Systems, Inc., 2.50%, 9/20/26, (Callable 6/20/26 @ 100)	2,000,000	2,152,935
	Principal Amount	Value
CONSUMER FINANCE (1.2%)
American Express Co., 3.40%, 2/22/24, (Callable 1/22/24 @ 100)	$ 1,000,000	$ 1,080,064
American Express Credit Corp., 3.30%, 5/3/27, (Callable 4/3/27 @ 100)	1,000,000	1,106,266
		2,186,330
ELECTRONIC EQUIPMENT, INSTRUMENTS & COMPONENTS (0.6%)
Corning, Inc., 3.70%, 11/15/23, (Callable 8/15/23 @ 100)	1,000,000	1,069,596
ENTERTAINMENT (1.2%)
Walt Disney Co. (The), 3.80%, 3/22/30	2,000,000	2,238,226
FOOD & STAPLES RETAILING (3.0%)
Sysco Corp., 3.25%, 7/15/27, (Callable 4/15/27 @ 100)	2,000,000	2,163,657
Walgreens Boots Alliance, Inc., 4.50%, 11/18/34, (Callable 5/18/34 @ 100)	2,000,000	2,305,439
Walmart, Inc., 3.25%, 7/8/29, (Callable 4/8/29 @ 100)	1,000,000	1,108,793
		5,577,889
FOOD PRODUCTS (2.6%)
General Mills, Inc., 4.20%, 4/17/28, (Callable 1/17/28 @ 100)	2,000,000	2,279,057
J.M. Smucker Co. (The), 3.50%, 10/15/21	500,000	507,087
Tyson Foods, Inc., 4.50%, 6/15/22, (Callable 3/15/22 @ 100)	2,000,000	2,071,250
		4,857,394
HEALTH CARE EQUIPMENT & SUPPLIES (1.1%)
Abbott Laboratories, 2.95%, 3/15/25, (Callable 12/15/24 @ 100)	2,000,000	2,152,585
HEALTH CARE PROVIDERS & SERVICES (1.8%)
CVS Health Corp., 4.00%, 12/5/23, (Callable 9/5/23 @ 100)	2,000,000	2,159,125
Evernorth Health, Inc., 4.50%, 2/25/26, (Callable 11/27/25 @ 100)	1,000,000	1,128,129
		3,287,254
HOTELS, RESTAURANTS & LEISURE (3.2%)
McDonald’s Corp., 3.70%, 1/30/26, (Callable 10/30/25 @ 100)	2,500,000	2,780,322
McDonald's Corp., 3.60%, 7/1/30, (Callable 4/1/30 @ 100)	1,000,000	1,102,865
Starbucks Corp., 3.75%, 12/1/47, (Callable 6/1/47 @ 100)	2,000,000	2,121,041
		6,004,228
HOUSEHOLD DURABLES (0.5%)
Newell Brands, Inc., 4.00%, 6/15/22, (Callable 3/15/22 @ 100)	1,000,000	1,027,500

See notes to financial statements.

STEWARD FUNDS
SCHEDULE OF PORTFOLIO INVESTMENTS — April 30, 2021
STEWARD SELECT BOND FUND

	Principal Amount	Value
HOUSEHOLD PRODUCTS (0.6%)
Procter & Gamble Co. (The), 3.10%, 8/15/23	$ 1,000,000	$ 1,064,848
INDUSTRIAL CONGLOMERATES (1.2%)
3M Co., 2.88%, 10/15/27, (Callable 7/15/27 @ 100)	2,000,000	2,158,235
INSURANCE (1.1%)
Prudential Financial, Inc., 5.88% (US0003M + 418 bps), 9/15/42, (Callable 9/15/22 @ 100)(a)	2,000,000	2,118,955
INTERNET & DIRECT MARKETING RETAIL (1.8%)
Amazon.com, Inc., 3.80%, 12/5/24, (Callable 9/5/24 @ 100)	3,000,000	3,328,301
IT SERVICES (4.2%)
Fiserv, Inc., 4.20%, 10/1/28, (Callable 7/1/28 @ 100)	1,000,000	1,135,298
Mastercard, Inc., 3.38%, 4/1/24	2,000,000	2,168,046
PayPal Holdings, Inc., 2.85%, 10/1/29, (Callable 7/1/29 @ 100)	2,000,000	2,113,333
Visa, Inc., 4.30%, 12/14/45, (Callable 6/14/45 @ 100)	2,000,000	2,461,306
		7,877,983
MACHINERY (1.7%)
Caterpillar, Inc., 3.90%, 5/27/21	1,000,000	1,002,267
John Deere Capital Corp., 3.45%, 3/13/25	2,000,000	2,196,299
		3,198,566
MEDIA (1.7%)
Comcast Corp., 3.70%, 4/15/24, (Callable 3/15/24 @ 100)	3,000,000	3,271,002
MULTILINE RETAIL (1.2%)
Target Corp., 3.50%, 7/1/24	2,000,000	2,190,322
OIL, GAS & CONSUMABLE FUELS (3.6%)
Apache Corp., 3.25%, 4/15/22, (Callable 1/15/22 @ 100)	724,000	729,430
ConocoPhillips Co., 4.95%, 3/15/26, (Callable 12/15/25 @ 100)	1,000,000	1,167,680
Gulf South Pipeline Co. LP, 4.00%, 6/15/22, (Callable 3/17/22 @ 100)	1,500,000	1,537,495
Valero Energy Corp., 4.00%, 4/1/29, (Callable 1/1/29 @ 100)	3,000,000	3,274,172
		6,708,777
PHARMACEUTICALS (0.5%)
Teva Pharmaceutical Finance, 3.65%, 11/10/21	901,000	905,505
	Principal Amount	Value
ROAD & RAIL (1.1%)
Union Pacific Corp., 4.16%, 7/15/22, (Callable 4/15/22 @ 100)	$ 2,000,000	$ 2,071,905
SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT (5.0%)
Intel Corp., 4.00%, 12/15/32	2,000,000	2,330,488
NVIDIA Corp., 2.85%, 4/1/30, (Callable 1/1/30 @ 100)	2,000,000	2,121,295
Qualcomm, Inc., 4.65%, 5/20/35, (Callable 11/20/34 @ 100)	4,000,000	4,928,380
		9,380,163
SOFTWARE (3.5%)
Adobe, Inc., 3.25%, 2/1/25, (Callable 11/1/24 @ 100)	2,000,000	2,167,870
Microsoft Corp., 3.45%, 8/8/36, (Callable 2/8/36 @ 100)	2,000,000	2,229,719
Oracle Corp., 3.25%, 11/15/27, (Callable 8/15/27 @ 100)	1,000,000	1,084,469
Salesforce.com, Inc., 3.70%, 4/11/28, (Callable 1/11/28 @ 100)	1,000,000	1,123,042
		6,605,100
SPECIALTY RETAIL (2.3%)
Home Depot, Inc. (The), 3.75%, 2/15/24, (Callable 11/15/23 @ 100)	2,000,000	2,171,965
Lowe's Cos., Inc., 3.65%, 4/5/29, (Callable 1/5/29 @ 100)	1,000,000	1,105,384
Lowe's Cos., Inc., 3.80%, 11/15/21, (Callable 8/15/21 @ 100)	1,000,000	1,009,643
		4,286,992
TECHNOLOGY HARDWARE, STORAGE & PERIPHERALS (1.6%)
Apple, Inc., 1.65%, 5/11/30, (Callable 2/11/30 @ 100)	2,000,000	1,942,604
Apple, Inc., 3.45%, 2/9/45	1,000,000	1,075,186
		3,017,790
TEXTILES, APPAREL & LUXURY GOODS (4.0%)
NIKE, Inc., 2.85%, 3/27/30, (Callable 12/27/29 @ 100)	3,000,000	3,194,137
Ralph Lauren Corp., 2.95%, 6/15/30, (Callable 3/15/30 @ 100)	1,000,000	1,040,553
Tapestry, Inc., 4.13%, 7/15/27, (Callable 4/15/27 @ 100)	3,000,000	3,286,374
		7,521,064
THRIFTS & MORTGAGE FINANCE (0.1%)
Opteum Mortgage Acceptance Corp., Class 2AD2, 5.85%, 12/25/35, (Callable 5/25/21 @ 100)(a)	182,364	184,524
TOTAL CORPORATE BONDS (COST $122,901,250)		126,502,649

See notes to financial statements.

STEWARD FUNDS
SCHEDULE OF PORTFOLIO INVESTMENTS — April 30, 2021
STEWARD SELECT BOND FUND

	Principal Amount	Value
MUNICIPAL BONDS (0.2%)
Louisiana State Highway Improvement Taxable Revenue Refunding Bonds, Series A, 1.59%, 6/15/30	$ 100,000	$ 97,837
Oklahoma Development Finance Authority Lease Taxable Revenue Bonds, State System of Higher Education, 5.65%, 6/1/41, (Callable 6/1/21 @ 100)	150,000	150,615
Uptown Development Authority Contract Tax Allocation Increment Revenue Bonds, Series B (AGM Insured), 2.58%, 9/1/31	100,000	101,754
TOTAL MUNICIPAL BONDS (COST $350,397)		350,206
U.S. GOVERNMENT AGENCIES (11.7%)
Federal Farm Credit Bank, 3.00%, 11/25/30	1,000,000	1,119,891
Federal Home Loan Bank
0.50%, 3/30/26, (Callable 6/30/21 @ 100) (Step to 0.55% on 6/30/21)(b)	1,000,000	1,000,041
0.50%, 4/13/26, (Callable 10/13/21 @ 100) (Step to 0.60% on 10/13/21)(b)	1,000,000	999,966
0.65%, 4/28/26, (Callable 7/28/21 @ 100) (Step to 0.75% on 10/28/21)(b)	1,000,000	1,000,366
5/18/26, (Callable 8/18/21 @ 100) (c)	1,000,000	999,017
0.80%, 3/8/27, (Callable 5/14/21 @ 100)	1,000,000	981,690
0.85%, 2/26/26, (Callable 5/26/21 @ 100)	1,000,000	996,551
0.88%, 3/23/26, (Callable 6/23/21 @ 100)	1,000,000	998,949
0.90%, 12/1/27, (Callable 6/1/21 @ 100)	2,000,000	1,949,500
1.00%, 4/29/31, (Callable 7/29/21 @ 100) (Step to 1.50% on 4/29/23)(b)	1,000,000	998,607
1.07%, 1/25/30, (Callable 1/25/22 @ 100)	1,000,000	957,765
2.50%, 5/23/22	1,000,000	1,025,063
3.50%, 7/29/21	2,000,000	2,016,074
		13,923,589
Federal Home Loan Mortgage Corp.
1.05%, 7/21/28, (Callable 7/21/21 @ 100)	1,000,000	968,916
2.50%, 3/29/22	1,000,000	1,021,514
		1,990,430
Federal National Mortgage Association
0.40%, 10/29/24, (Callable 10/29/21 @ 100)	1,000,000	995,921
0.55%, 8/19/25, (Callable 8/19/22 @ 100)	1,000,000	991,848
0.56%, 10/28/25, (Callable 10/28/22 @ 100)	1,000,000	986,753
	Principal Amount	Value
0.58%, 8/25/25, (Callable 2/25/22 @ 100)	$ 1,000,000	$ 991,222
0.60%, 8/28/25, (Callable 2/28/22 @ 100)	1,000,000	992,072
		4,957,816
TOTAL U.S. GOVERNMENT AGENCIES (COST $22,000,937)		21,991,726
U.S. GOVERNMENT AGENCY MORTGAGE-BACKED OBLIGATIONS (5.9%)
Federal Home Loan Mortgage Corp.
2.29% (US0012M + 179 bps), 10/1/37(a)	18,941	19,092
3.00%, 7/15/41	1,979,096	2,065,728
3.50%, 2/1/34	380,191	407,421
3.50%, 10/1/49	577,689	614,286
3.50%, 12/15/48	609,861	663,827
3.75% (H15T1Y + 225 bps), 5/1/36(a)	26,379	26,615
4.00%, 12/15/25	2,500,000	2,733,857
5.00%, 11/1/37	7,630	8,549
6.00%, 3/1/38	21,424	25,429
		6,564,804
Federal National Mortgage Association
0.53% (US0001M + 42 bps), 11/25/36(a)	48,731	49,165
1.50%, 11/25/44	1,953,354	1,983,929
2.54% (US0012M + 204 bps), 10/1/36(a)	16,483	16,472
2.70% (US0012M + 182 bps), 5/1/36(a)	66,603	69,952
3.50%, 2/1/43	268,438	290,877
3.50%, 4/1/48	589,902	644,380
4.00%, 9/1/33	265,880	283,504
4.00%, 10/1/46	498,806	542,213
5.50%, 9/1/36	9,141	9,691
6.00%, 6/1/36	182,643	200,232
6.00%, 9/1/36	41,049	45,289
6.00%, 5/1/37	25,051	27,943
		4,163,647
Government National Mortgage Association
3.00% (H15T1Y + 150 bps), 1/20/39(a)	9,458	9,483
4.50%, 6/15/40	86,944	97,839
4.50%, 8/20/38	41,694	44,535
5.00%, 5/20/40	52,000	57,302
5.50%, 12/20/38	7,249	8,085
6.00%, 10/15/37	24,938	29,709

See notes to financial statements.

STEWARD FUNDS
SCHEDULE OF PORTFOLIO INVESTMENTS — April 30, 2021
STEWARD SELECT BOND FUND

	Principal Amount	Value
6.00%, 6/15/37	$ 25,149	$ 29,989
6.50%, 10/20/38	1,781	1,947
		278,889
TOTAL U.S. GOVERNMENT AGENCY MORTGAGE-BACKED OBLIGATIONS (COST $10,601,681)		11,007,340
U.S. TREASURY OBLIGATIONS (9.1%)
U.S. Treasury Bond, 1.13%, 5/15/40	2,000,000	1,672,891
U.S. Treasury Notes
0.38%, 1/15/27 (TIPS)	1,088,820	1,215,209
1.63%, 11/30/26	1,000,000	1,034,258
1.75%, 11/15/29	1,000,000	1,020,742
2.00%, 11/15/21	5,000,000	5,052,344
2.00%, 2/15/22	7,000,000	7,107,187
		15,429,740
TOTAL U.S. TREASURY OBLIGATIONS (COST $17,063,114)		17,102,631

	Shares	Value
MONEY MARKET FUND (6.1%)
Northern Institutional Treasury Portfolio (Premier Class), 0.01%(d)	11,360,833	$ 11,360,833
TOTAL MONEY MARKET FUND (COST $11,360,833)		11,360,833
PREFERRED STOCKS (0.5%)
BANKS (0.2%)
JPMorgan Chase & Co. − Preferred, 6.10%	20,000	506,000
INSURANCE (0.3%)
Globe Life, Inc. − Preferred, 6.13%	20,000	515,800
TOTAL PREFERRED STOCKS (COST $1,071,358)		1,021,800
	Shares	Value
TOTAL INVESTMENTS (COST $185,349,570) 101.1%		$ 189,337,185
LIABILITIES IN EXCESS OF OTHER ASSETS (1.1)%		(2,064,505)
NET ASSETS 100.0%		$ 187,272,680

(a)	Variable rate security. The interest rate shown represents the rate in effect at April 30, 2021. For securities based on published reference rate and spread, the reference rate and spread are indicated in the description. Certain variable rate securities are not based on a published reference rate and spread but are determined by the issuer and are based on current market conditions. These securities do not indicate a reference rate and spread in their description.
(b)	Step Bond. Coupon rate is set for an initial period and then adjusted at a specified date. The rate shown represents the rate as of April 30, 2021.
(c)	When-Issued Security. Coupon rate is not in effect at April 30, 2021.
(d)	7-day current yield as of April 30, 2021 is disclosed.

AGM — Assured Guarantee Municipal Corporation
bps — Basis Points
H15T1Y — 1 Year Treasury Constant Maturity Rate
LP — Limited Partnership
TIPS — Treasury Inflation-Protected Security
US0001M — 1 Month US Dollar LIBOR
US0003M — 3 Month US Dollar LIBOR
US0012M — 12 Month US Dollar LIBOR

See notes to financial statements.

STEWARD FUNDS
SCHEDULE OF PORTFOLIO INVESTMENTS — April 30, 2021
STEWARD SMALL-MID CAP ENHANCED INDEX FUND

The table below sets forth the diversification of the Steward Small-Mid Cap Enhanced Index Fund investments by Industry.

Industry Diversification	Percent
Banks	6.4%
Equity Real Estate Investment Trusts	6.2
Specialty Retail	5.3
Insurance	4.3
Machinery	4.3
Semiconductors & Semiconductor Equipment	4.0
Software	4.0
Health Care Equipment & Supplies	3.7
Health Care Providers & Services	3.4
Household Durables	3.2
Electronic Equipment, Instruments & Components	3.0
Chemicals	2.3
Biotechnology	2.3
Capital Markets	2.2
Life Sciences Tools & Services	2.2
Building Products	2.1
Oil, Gas & Consumable Fuels	2.0
Auto Components	1.8
Professional Services	1.8
Metals & Mining	1.7
Food Products	1.6
Thrifts & Mortgage Finance	1.6
Textiles, Apparel & Luxury Goods	1.5
IT Services	1.5
Hotels, Restaurants & Leisure	1.5
Commercial Services & Supplies	1.4
Pharmaceuticals	1.3
Leisure Products	1.2
Construction & Engineering	1.2
Road & Rail	1.1
Media	1.1
Multiline Retail	1.1
Consumer Finance	1.1
Industry Diversification	Percent
Aerospace & Defense	1.1%
Electrical Equipment	1.1
Money Market Fund	1.1
Communications Equipment	1.0
Trading Companies & Distributors	0.9
Internet & Direct Marketing Retail	0.8
Gas Utilities	0.7
Health Care Technology	0.7
Diversified Consumer Services	0.6
Real Estate Management & Development	0.6
Energy Equipment & Services	0.6
Air Freight & Logistics	0.6
Food & Staples Retailing	0.6
Electric Utilities	0.5
Diversified Telecommunication Services	0.5
Personal Products	0.5
Beverages	0.5
Containers & Packaging	0.5
Mortgage Real Estate Investment Trusts	0.4
Paper & Forest Products	0.4
Automobiles	0.4
Airlines	0.3
Water Utilities	0.3
Multi-Utilities	0.3
Technology Hardware, Storage & Peripherals	0.3
Industrial Conglomerates	0.2
Wireless Telecommunication Services	0.2
Construction Materials	0.2
Household Products	0.2
Marine	0.2
Interactive Media & Services	0.2
Entertainment	0.1
Total Investments	100.0%

See notes to financial statements.

STEWARD FUNDS
SCHEDULE OF PORTFOLIO INVESTMENTS — April 30, 2021
STEWARD SMALL-MID CAP ENHANCED INDEX FUND

	Shares	Value
COMMON STOCKS (98.9%)
AEROSPACE & DEFENSE (1.1%)
AAR Corp.(a)	4,150	$ 166,996
Aerojet Rocketdyne Holdings, Inc.	3,960	185,011
AeroVironment, Inc.(a)	4,880	538,606
Axon Enterprise, Inc.(a)	6,820	1,033,980
Cubic Corp.	1,680	125,731
Curtiss-Wright Corp.	1,600	204,640
Hexcel Corp.(a)	4,150	234,102
Kaman Corp.	1,040	55,484
Mercury Systems, Inc.(a)	4,830	363,409
Moog, Inc., Class A	1,170	101,264
National Presto Industries, Inc.	170	17,490
Park Aerospace Corp.	770	10,387
Triumph Group, Inc.(a)	3,570	60,404
		3,097,504
AIR FREIGHT & LOGISTICS (0.6%)
Atlas Air Worldwide Holdings, Inc.(a)	3,050	207,126
Echo Global Logistics, Inc.(a)	2,220	72,594
Forward Air Corp.	3,980	351,394
Hub Group, Inc., Class A(a)	3,180	208,990
XPO Logistics, Inc.(a)	5,010	696,991
		1,537,095
AIRLINES (0.3%)
Allegiant Travel Co.(a)	656	154,639
Hawaiian Holdings, Inc.(a)	3,750	94,162
JetBlue Airways Corp.(a)	20,350	414,326
SkyWest, Inc.(a)	3,950	196,157
		859,284
AUTO COMPONENTS (1.8%)
Adient PLC(a)	6,040	279,894
American Axle & Manufacturing Holdings, Inc.(a)	10,140	94,099
Cooper Tire & Rubber Co.	4,060	231,379
Cooper-Standard Holdings, Inc.(a)	820	23,813
Dana, Inc.	14,690	371,657
Dorman Products, Inc.(a)	3,040	301,507
Fox Factory Holding Corp.(a)	5,500	842,765
Gentex Corp.	14,660	515,739
Gentherm, Inc.(a)	1,860	132,432
Goodyear Tire & Rubber Co. (The)(a)	19,400	333,874
LCI Industries	2,460	360,390
Lear Corp.	3,000	551,520
Motorcar Parts of America, Inc.(a)	1,910	41,256
Patrick Industries, Inc.	6,065	543,424
	Shares	Value
Standard Motor Products, Inc.	1,160	$ 49,683
Visteon Corp.(a)	1,350	164,443
		4,837,875
AUTOMOBILES (0.4%)
Harley-Davidson, Inc.	7,200	348,264
Thor Industries, Inc.	3,320	470,079
Winnebago Industries, Inc.	1,700	135,915
		954,258
BANKS (6.4%)
Allegiance Bancshares, Inc.	1,040	41,184
Ameris Bancorp	4,982	269,476
Associated Banc-Corp	15,098	330,495
Banc of California, Inc.	2,870	51,373
BancFirst Corp.	910	63,254
BancorpSouth Bank	4,230	125,166
Bank of Hawaii Corp.	2,390	217,227
Bank OZK	9,050	370,960
BankUnited, Inc.	5,980	278,728
Banner Corp.	2,670	151,763
Berkshire Hills Bancorp, Inc.	4,220	93,642
Boston Private Financial Holdings, Inc.	6,700	98,624
Brookline Bancorp, Inc.	6,100	98,210
Cadence BanCorp	8,870	197,358
Cathay General Bancorp	4,090	165,563
Central Pacific Financial Corp.	1,180	31,801
CIT Group, Inc.	5,810	309,615
City Holding Co.	810	62,694
Columbia Banking System, Inc.	3,710	161,496
Commerce Bancshares, Inc.	5,621	437,370
Community Bank System, Inc.	2,850	221,246
Cullen/Frost Bankers, Inc.	3,020	362,581
Customers Bancorp, Inc.(a)	4,920	169,838
CVB Financial Corp.	6,320	134,047
Dime Community Bancshares, Inc., Class B	2,942	97,439
Eagle Bancorp, Inc.	1,880	100,411
East West Bancorp, Inc.	8,400	639,660
F.N.B. Corp.	24,300	313,227
FB Financial Corp.	1,063	44,603
First Bancorp	1,390	58,936
First BanCorp	14,592	183,421
First Commonwealth Financial Corp.	4,960	71,870
First Financial Bancorp	4,760	116,668
First Financial Bankshares, Inc.	7,880	386,750
First Hawaiian, Inc.	4,030	110,664
First Horizon Corp.	20,070	367,080

See notes to financial statements.

STEWARD FUNDS
SCHEDULE OF PORTFOLIO INVESTMENTS — April 30, 2021
STEWARD SMALL-MID CAP ENHANCED INDEX FUND

	Shares	Value
First Midwest Bancorp, Inc.	6,240	$ 130,853
Fulton Financial Corp.	11,140	189,937
Glacier Bancorp, Inc.	4,840	285,318
Great Western Bancorp, Inc.	3,280	108,404
Hancock Whitney Corp.	6,129	283,405
Hanmi Financial Corp.	3,441	69,852
Heritage Financial Corp.	1,430	40,183
Hilltop Holdings, Inc.	2,640	92,928
Home Bancshares, Inc.	9,712	270,285
Hope Bancorp, Inc.	8,372	125,664
Independent Bank Corp.	1,730	141,687
Independent Bank Group, Inc.	2,560	193,306
International Bancshares Corp.	4,010	190,034
Investors Bancorp, Inc.	3,470	50,801
National Bank Holdings Corp., Class A	1,950	77,805
NBT Bancorp, Inc.	1,820	68,960
OFG Bancorp	2,890	68,464
Old National Bancorp	12,610	238,329
Pacific Premier Bancorp, Inc.	7,222	317,985
PacWest Bancorp	6,940	301,265
Park National Corp.	870	108,828
Pinnacle Financial Partners, Inc.	5,270	461,863
Preferred Bank	1,180	77,337
Prosperity Bancshares, Inc.	5,541	406,488
Renasant Corp.	3,450	145,349
Seacoast Banking Corp. of Florida(a)	3,510	127,589
ServisFirst Bancshares, Inc.	7,800	493,272
Signature Bank	2,880	724,349
Simmons First National Corp., Class A	8,140	231,990
Southside Bancshares, Inc.	1,154	46,333
Sterling Bancorp	17,099	429,698
Synovus Financial Corp.	9,462	443,389
TCF Financial Corp.	9,561	435,217
Texas Capital Bancshares, Inc.(a)	3,300	226,479
Tompkins Financial Corp.	390	30,479
Triumph Bancorp, Inc.(a)	6,580	583,185
Trustmark Corp.	3,420	110,842
UMB Financial Corp.	3,130	303,704
Umpqua Holdings Corp.	20,610	384,170
United Bankshares, Inc.	7,383	289,930
United Community Banks, Inc.	5,222	170,864
Valley National Bancorp	19,464	268,019
Veritex Holdings, Inc.	2,803	94,685
Webster Financial Corp.	5,990	316,931
Westamerica BanCorp	1,210	76,714
Wintrust Financial Corp.	4,400	339,240
		17,506,849
	Shares	Value
BEVERAGES (0.5%)
Celsius Holdings, Inc.(a)	14,230	$ 815,379
Coca-Cola Consolidated, Inc.	231	67,741
National Beverage Corp.	10,290	499,991
		1,383,111
BIOTECHNOLOGY (2.3%)
Anika Therapeutics, Inc.(a)	870	34,957
Arrowhead Pharmaceuticals, Inc.(a)	8,080	587,901
Coherus Biosciences, Inc.(a)	34,510	510,748
Cytokinetics, Inc.(a)	13,400	340,896
Eagle Pharmaceuticals, Inc.(a)	1,190	48,588
Emergent BioSolutions, Inc.(a)	7,610	464,058
Enanta Pharmaceuticals, Inc.(a)	1,440	73,066
Exelixis, Inc.(a)	31,040	764,205
Halozyme Therapeutics, Inc.(a)	16,290	813,685
Ligand Pharmaceuticals, Inc.(a)	870	126,924
Myriad Genetics, Inc.(a)	4,300	129,946
Neurocrine Biosciences, Inc.(a)	6,790	641,587
REGENXBIO, Inc.(a)	7,890	273,704
Spectrum Pharmaceuticals, Inc.(a)	12,140	37,755
United Therapeutics Corp.(a)	2,293	462,177
Vanda Pharmaceuticals, Inc.(a)	3,970	65,902
Vericel Corp.(a)	9,350	583,627
Xencor, Inc.(a)	10,710	455,817
		6,415,543
BUILDING PRODUCTS (2.1%)
AAON, Inc.	6,268	409,990
American Woodmark Corp.(a)	590	58,681
Apogee Enterprises, Inc.	3,940	138,412
Builders FirstSource, Inc.(a)	10,350	503,734
Gibraltar Industries, Inc.(a)	4,260	391,324
Griffon Corp.	8,350	226,452
Insteel Industries, Inc.	960	36,605
Lennox International, Inc.	1,609	539,562
Owens Corning	5,000	484,050
PGT Innovations, Inc.(a)	14,210	374,149
Quanex Building Products Corp.	3,355	91,558
Resideo Technologies, Inc.(a)	11,480	344,515
Simpson Manufacturing Co., Inc.	4,410	497,007
Trex Co., Inc.(a)	11,500	1,241,885
UFP Industries, Inc.	3,170	266,407
		5,604,331
CAPITAL MARKETS (2.2%)
Affiliated Managers Group, Inc.	2,150	346,515
Blucora, Inc.(a)	3,730	53,693

See notes to financial statements.

STEWARD FUNDS
SCHEDULE OF PORTFOLIO INVESTMENTS — April 30, 2021
STEWARD SMALL-MID CAP ENHANCED INDEX FUND

	Shares	Value
Brightsphere Investment Group, Inc.	25,070	$ 564,326
Donnelley Financial Solutions, Inc.(a)	2,401	73,375
Evercore, Inc., Class A	2,240	313,891
FactSet Research Systems, Inc.	2,288	769,271
Federated Hermes, Inc.	5,590	160,992
Greenhill & Co., Inc.	1,360	20,645
Interactive Brokers Group, Inc., Class A	6,750	482,760
Janus Henderson Group PLC	10,500	361,095
Jefferies Financial Group, Inc.	16,470	535,440
Piper Sandler Cos.	740	85,833
SEI Investments Co.	6,350	390,144
Stifel Financial Corp.	5,737	396,943
StoneX Group, Inc.(a)	9,670	614,238
Virtus Investment Partners, Inc.	2,017	551,569
Waddell & Reed Financial, Inc., Class A	4,850	121,153
WisdomTree Investments, Inc.	6,910	46,884
		5,888,767
CHEMICALS (2.3%)
AdvanSix, Inc.(a)	7,020	204,142
American Vanguard Corp.	1,350	26,703
Ashland Global Holdings, Inc.	2,550	219,835
Avient Corp.	4,750	241,157
Balchem Corp.	1,745	221,946
Cabot Corp.	2,920	160,250
Chemours Co. (The)	8,760	264,552
Ferro Corp.(a)	4,310	71,805
FutureFuel Corp.	1,390	17,653
GCP Applied Technologies, Inc.(a)	2,420	62,170
H.B. Fuller Co.	2,560	171,059
Hawkins, Inc.	960	32,016
Ingevity Corp.(a)	1,920	149,914
Innospec, Inc.	1,000	97,410
Koppers Holdings, Inc.(a)	4,700	156,228
Kraton Corp.(a)	1,690	60,434
Livent Corp.(a)	22,340	402,567
Minerals Technologies, Inc.	2,100	164,094
NewMarket Corp.	229	79,369
Olin Corp.	7,320	314,980
Quaker Chemical Corp.	2,040	494,394
Rayonier Advanced Materials, Inc.(a)	20,003	181,827
RPM International, Inc.	6,450	611,718
Scotts Miracle-Gro Co. (The)	4,720	1,091,075
Sensient Technologies Corp.	2,020	166,125
Stepan Co.	1,000	130,660
	Shares	Value
Tredegar Corp.	2,040	$ 29,825
Trinseo SA	2,880	178,301
Valvoline, Inc.	10,396	326,434
		6,328,643
COMMERCIAL SERVICES & SUPPLIES (1.4%)
ABM Industries, Inc.	5,630	289,438
Brady Corp., Class A	2,500	136,425
Brink's Co. (The)	2,490	199,001
Clean Harbors, Inc.(a)	2,470	219,731
Corecivic, Inc.(a)	14,638	113,737
Deluxe Corp.	3,270	143,945
Harsco Corp.(a)	5,250	94,133
Healthcare Services Group, Inc.	4,472	133,936
Herman Miller, Inc.	3,300	136,950
HNI Corp.	2,310	97,805
IAA, Inc.(a)	6,940	435,902
Interface, Inc.	5,560	71,390
KAR Auction Services, Inc.(a)	9,910	148,551
Matthews International Corp., Class A	2,160	89,381
MSA Safety, Inc.	1,840	295,798
Pitney Bowes, Inc.	13,330	99,575
Stericycle, Inc.(a)	4,620	352,414
Team, Inc.(a)	3,740	36,914
Tetra Tech, Inc.	4,280	546,257
U.S. Ecology, Inc.(a)	1,600	67,936
UniFirst Corp.	780	174,868
Viad Corp.(a)	1,160	48,326
		3,932,413
COMMUNICATIONS EQUIPMENT (1.0%)
ADTRAN, Inc.	2,480	42,383
Applied Optoelectronics, Inc.(a)	4,710	34,901
CalAmp Corp.(a)	4,110	56,513
Ciena Corp.(a)	7,800	393,666
Comtech Telecommunications Corp.	5,260	126,135
Digi International, Inc.(a)	3,340	59,686
Extreme Networks, Inc.(a)	17,630	200,629
Harmonic, Inc.(a)	23,160	181,111
Lumentum Holdings, Inc.(a)	6,105	519,230
NETGEAR, Inc.(a)	2,800	104,188
NetScout Systems, Inc.(a)	6,330	165,814
Plantronics, Inc.(a)	1,900	75,981

See notes to financial statements.

STEWARD FUNDS
SCHEDULE OF PORTFOLIO INVESTMENTS — April 30, 2021
STEWARD SMALL-MID CAP ENHANCED INDEX FUND

	Shares	Value
ViaSat, Inc.(a)	5,250	$ 271,898
Viavi Solutions, Inc.(a)	22,820	373,335
		2,605,470
CONSTRUCTION & ENGINEERING (1.2%)
AECOM (a)	8,222	546,187
Aegion Corp.(a)	3,660	110,166
Arcosa, Inc.	2,293	138,245
Comfort Systems USA, Inc.	8,040	662,174
Dycom Industries, Inc.(a)	2,160	202,630
EMCOR Group, Inc.	3,440	412,112
Fluor Corp.(a)	6,820	156,724
Granite Construction, Inc.	6,660	253,746
MasTec, Inc.(a)	3,800	396,568
Matrix Service Co.(a)	9,490	125,363
MYR Group, Inc.(a)	800	62,320
Valmont Industries, Inc.	1,070	264,129
		3,330,364
CONSTRUCTION MATERIALS (0.2%)
Eagle Materials, Inc.(a)	2,130	294,238
U.S. Concrete, Inc.(a)	3,520	223,203
		517,441
CONSUMER FINANCE (1.1%)
Encore Capital Group, Inc.(a)	4,060	159,720
Enova International, Inc.(a)	5,203	178,151
EZCORP, Inc., Class A(a)	44,690	251,605
FirstCash, Inc.	2,028	146,077
Green Dot Corp., Class A(a)	10,950	501,072
LendingTree, Inc.(a)	482	99,528
Navient Corp.	19,270	324,314
PRA Group, Inc.(a)	7,550	284,484
PROG Holdings, Inc.	3,470	176,762
SLM Corp.	45,300	890,598
World Acceptance Corp.(a)	190	24,840
		3,037,151
CONTAINERS & PACKAGING (0.5%)
AptarGroup, Inc.	3,350	505,213
Greif, Inc., Class A	3,250	196,658
Myers Industries, Inc.	1,870	42,187
O-I Glass, Inc.(a)	11,100	183,039
Silgan Holdings, Inc.	4,570	192,717
Sonoco Products Co.	5,410	354,139
		1,473,953
DIVERSIFIED CONSUMER SERVICES (0.6%)
Adtalem Global Education, Inc.(a)	4,890	167,776
	Shares	Value
American Public Education, Inc.(a)	1,300	$ 39,598
Graham Holdings Co., Class B	457	290,474
Grand Canyon Education, Inc.(a)	2,470	267,476
H&R Block, Inc.	9,330	207,686
Perdoceo Education Corp.(a)	6,540	76,257
Regis Corp.(a)	3,100	40,114
Service Corp. International	8,750	467,600
Strategic Education, Inc.	1,519	114,016
WW International, Inc.(a)	2,880	79,891
		1,750,888
DIVERSIFIED TELECOMMUNICATION SERVICES (0.5%)
ATN International, Inc.	310	14,130
Cincinnati Bell, Inc.(a)	16,992	262,186
Cogent Communications Holdings, Inc.	2,170	163,857
Consolidated Communications Holdings, Inc.(a)	38,750	279,000
Iridium Communications, Inc.(a)	5,910	224,521
Vonage Holdings Corp.(a)	27,810	376,825
		1,320,519
ELECTRIC UTILITIES (0.5%)
ALLETE, Inc.	3,000	211,080
Hawaiian Electric Industries, Inc.	6,070	261,374
IDACORP, Inc.	2,450	251,076
OGE Energy Corp.	10,600	355,736
PNM Resources, Inc.	4,590	226,563
		1,305,829
ELECTRICAL EQUIPMENT (1.1%)
Acuity Brands, Inc.	1,700	315,384
AZZ, Inc.	1,120	58,957
Encore Wire Corp.	1,240	92,603
EnerSys	1,770	162,097
Hubbell, Inc.	2,610	501,146
nVent Electric PLC	8,980	273,441
Powell Industries, Inc.	2,960	104,310
Regal Beloit Corp.	1,990	287,416
Sunrun, Inc.(a)	15,790	773,710
Vicor Corp.(a)	5,890	543,235
		3,112,299
ELECTRONIC EQUIPMENT, INSTRUMENTS & COMPONENTS (3.0%)
Arlo Technologies, Inc.(a)	39,521	242,264
Arrow Electronics, Inc.(a)	4,750	541,833
Avnet, Inc.	9,420	413,726
Badger Meter, Inc.	3,260	304,451
Bel Fuse, Inc., Class B	9,380	186,943

See notes to financial statements.

STEWARD FUNDS
SCHEDULE OF PORTFOLIO INVESTMENTS — April 30, 2021
STEWARD SMALL-MID CAP ENHANCED INDEX FUND

	Shares	Value
Belden, Inc.	1,880	$ 81,366
Benchmark Electronics, Inc.	4,230	126,985
Cognex Corp.	10,700	921,484
Coherent, Inc.(a)	1,214	315,628
CTS Corp.	2,250	73,170
Daktronics, Inc.(a)	24,320	150,054
ePlus, Inc.(a)	760	76,274
Fabrinet (a)	1,870	160,109
FARO Technologies, Inc.(a)	880	66,744
II-VI, Inc.(a)	12,721	854,088
Insight Enterprises, Inc.(a)	3,040	305,125
Itron, Inc.(a)	2,130	191,572
Jabil, Inc.	8,890	466,014
Knowles Corp.(a)	5,710	119,339
Littelfuse, Inc.	1,035	274,523
Methode Electronics, Inc.	1,950	87,614
National Instruments Corp.	6,495	268,958
OSI Systems, Inc.(a)	850	82,085
PC Connection, Inc.	1,730	78,456
Plexus Corp.(a)	1,460	134,962
Rogers Corp.(a)	910	178,214
Sanmina Corp.(a)	7,380	301,399
ScanSource, Inc.(a)	5,210	157,498
SYNNEX Corp.	3,498	423,958
TTM Technologies, Inc.(a)	16,630	249,450
Vishay Intertechnology, Inc.	8,280	203,440
Vontier Corp.(a)	7,280	228,155
		8,265,881
ENERGY EQUIPMENT & SERVICES (0.6%)
Archrock, Inc.	16,610	155,137
Bristow Group, Inc.(a)	2,520	66,679
ChampionX Corp.(a)	7,340	154,213
Core Laboratories N.V.	2,030	57,205
DMC Global, Inc.(a)	4,220	227,880
Dril-Quip, Inc.(a)	1,350	41,378
Helix Energy Solutions Group, Inc.(a)	30,130	129,258
Helmerich & Payne, Inc.	4,200	107,646
Nabors Industries Ltd.(a)	818	66,135
Oceaneering International, Inc.(a)	7,100	76,325
Oil States International, Inc.(a)	12,080	67,769
Patterson-UTI Energy, Inc.	18,990	128,372
ProPetro Holding Corp.(a)	21,900	210,897
RPC, Inc.(a)	20,460	99,436
U.S. Silica Holdings, Inc.(a)	12,190	129,824
		1,718,154
	Shares	Value
ENTERTAINMENT (0.1%)
Cinemark Holdings, Inc.(a)	5,860	$ 124,232
Marcus Corp. (The)(a)	2,660	53,094
World Wrestling Entertainment, Inc., Class A	2,550	140,530
		317,856
EQUITY REAL ESTATE INVESTMENT TRUSTS (6.2%)
Acadia Realty Trust	5,897	123,188
Agree Realty Corp.	3,320	233,595
Alexander & Baldwin, Inc.	5,813	106,552
American Assets Trust, Inc.	2,570	90,079
American Campus Communities, Inc.	7,330	331,389
Apartment Income REIT Corp.	6,660	300,699
Armada Hoffler Properties, Inc.	9,190	125,260
Brixmor Property Group, Inc.	15,740	351,632
Camden Property Trust	4,850	584,328
CareTrust REIT, Inc.	5,808	140,437
Centerspace	530	37,307
Chatham Lodging Trust(a)	2,050	28,434
Community Healthcare Trust, Inc.	4,840	246,453
Coresite Realty Corp.	2,060	250,269
Corporate Office Properties Trust	5,850	164,034
Cousins Properties, Inc.	9,839	360,796
CyrusOne, Inc.	6,000	436,980
DiamondRock Hospitality Co.(a)	15,570	162,239
Diversified Healthcare Trust	30,200	133,333
Douglas Emmett, Inc.	9,010	302,195
Easterly Government Properties, Inc.	4,400	94,292
EastGroup Properties, Inc.	1,770	280,828
EPR Properties(a)	3,550	169,371
Essential Properties Realty Trust, Inc.	18,270	478,491
First Industrial Realty Trust, Inc.	7,330	364,814
Four Corners Property Trust, Inc.	5,927	171,113
Franklin Street Properties Corp.	3,260	17,213
Geo Group, Inc. (The)	13,904	76,611
Getty Realty Corp.	2,470	78,003
Global Net Lease, Inc.	4,270	81,984
Healthcare Realty Trust, Inc.	7,960	255,994
Hersha Hospitality Trust(a)	7,230	83,579
Highwoods Properties, Inc.	5,760	257,990
Hudson Pacific Properties, Inc.	4,900	137,739
Independence Realty Trust, Inc.	2,480	41,763
Industrial Logistics Properties Trust	2,480	61,504
Innovative Industrial Properties, Inc.	5,240	959,601
iStar, Inc.	7,790	144,193

See notes to financial statements.

STEWARD FUNDS
SCHEDULE OF PORTFOLIO INVESTMENTS — April 30, 2021
STEWARD SMALL-MID CAP ENHANCED INDEX FUND

	Shares	Value
JBG Smith Properties	6,400	$ 208,704
Kilroy Realty Corp.	4,730	324,194
Kite Realty Group Trust	7,835	163,046
Lamar Advertising Co., Class A	4,310	426,862
Lexington Realty Trust	15,915	194,800
Life Storage, Inc.	3,840	368,870
LTC Properties, Inc.	2,170	92,290
Macerich Co. (The)	10,049	138,576
Mack-Cali Realty Corp.	5,020	82,127
Medical Properties Trust, Inc.	31,440	693,252
National Retail Properties, Inc.	9,120	423,350
National Storage Affiliates Trust	3,830	174,035
NexPoint Residential Trust, Inc.	1,120	56,179
Office Properties Income Trust	3,047	84,554
Omega Healthcare Investors, Inc.	11,976	455,088
Park Hotels & Resorts, Inc.(a)	13,594	303,282
Pebblebrook Hotel Trust	9,846	235,122
Physicians Realty Trust	5,000	93,650
PotlatchDeltic Corp.	3,592	213,221
PS Business Parks, Inc.	870	141,262
Rayonier, Inc.	7,010	254,323
Retail Opportunity Investments Corp.	8,910	156,816
Rexford Industrial Realty, Inc.	7,520	417,736
RPT Realty	2,440	31,012
Sabra Health Care REIT, Inc.	12,749	231,649
Safehold, Inc.	8,650	611,642
Service Properties Trust	8,860	109,111
SL Green Realty Corp.	4,280	316,763
Spirit Realty Capital, Inc.	5,070	241,028
STORE Capital Corp.	11,100	397,269
Summit Hotel Properties, Inc.(a)	13,160	133,837
Tanger Factory Outlet Centers, Inc.	6,800	118,660
Uniti Group, Inc.	10,194	116,212
Universal Health Realty Income Trust	490	32,806
Urban Edge Properties	5,600	105,560
Urstadt Biddle Properties, Inc., Class A	3,470	63,050
Washington Real Estate Investment Trust	3,790	88,004
Weingarten Realty Investors	7,820	252,899
Whitestone REIT	1,040	10,161
Xenia Hotels & Resorts, Inc.(a)	8,050	156,412
		16,981,696
FOOD & STAPLES RETAILING (0.6%)
Andersons, Inc. (The)	8,415	241,679
BJ's Wholesale Club Holdings, Inc.(a)	8,970	400,690
Chefs' Warehouse, Inc. (The)(a)	1,640	52,857
Grocery Outlet Holding Corp.(a)	4,410	178,120
	Shares	Value
PriceSmart, Inc.	1,270	$ 106,731
SpartanNash Co.	11,554	223,801
Sprouts Farmers Market, Inc.(a)	10,190	260,966
United Natural Foods, Inc.(a)	3,020	111,317
		1,576,161
FOOD PRODUCTS (1.6%)
B&G Foods, Inc.	15,710	458,418
Calavo Growers, Inc.	820	64,067
Cal-Maine Foods, Inc.	1,710	63,886
Darling Ingredients, Inc.(a)	14,530	1,009,108
Flowers Foods, Inc.	10,913	261,475
Fresh Del Monte Produce, Inc.	7,320	206,424
Hain Celestial Group, Inc. (The)(a)	4,470	183,315
Ingredion, Inc.	4,000	373,640
J & J Snack Foods Corp.	840	138,272
John B. Sanfilippo & Son, Inc.	740	65,046
Lancaster Colony Corp.	1,090	201,334
Pilgrim's Pride Corp.(a)	5,080	121,717
Post Holdings, Inc.(a)	2,905	330,531
Sanderson Farms, Inc.	1,080	177,692
Seneca Foods Corp., Class A(a)	4,380	201,743
Simply Good Foods Co. (The)(a)	3,570	123,343
Tootsie Roll Industries, Inc.	1,015	32,044
TreeHouse Foods, Inc.(a)	4,680	222,768
		4,234,823
GAS UTILITIES (0.7%)
Chesapeake Utilities Corp.	1,170	138,668
National Fuel Gas Co.	4,760	236,382
New Jersey Resources Corp.	4,940	207,233
Northwest Natural Holding Co.	870	46,910
ONE Gas, Inc.	2,310	185,886
South Jersey Industries, Inc.	5,050	124,987
Southwest Gas Holdings, Inc.	2,990	208,463
Spire, Inc.	2,290	172,529
UGI Corp.	11,460	500,917
		1,821,975
HEALTH CARE EQUIPMENT & SUPPLIES (3.7%)
AngioDynamics, Inc.(a)	3,770	91,611
Avanos Medical, Inc.(a)	10,770	465,372
Cantel Medical Corp.(a)	1,977	173,798
Cardiovascular Systems, Inc.(a)	2,550	102,816
CONMED Corp.	1,530	215,653
CryoLife, Inc.(a)	2,660	77,619
Cutera, Inc.(a)	1,330	39,940

See notes to financial statements.

STEWARD FUNDS
SCHEDULE OF PORTFOLIO INVESTMENTS — April 30, 2021
STEWARD SMALL-MID CAP ENHANCED INDEX FUND

	Shares	Value
Glaukos Corp.(a)	2,440	$ 229,750
Globus Medical, Inc., Class A(a)	4,170	299,281
Haemonetics Corp.(a)	2,560	172,186
Heska Corp.(a)	1,340	244,751
Hill-Rom Holdings, Inc.	3,330	367,033
ICU Medical, Inc.(a)	984	204,938
Inogen, Inc.(a)	750	49,043
Integer Holdings Corp.(a)	1,610	151,147
Integra LifeSciences Holdings Corp.(a)	4,010	297,061
Invacare Corp.(a)	18,770	169,493
Lantheus Holdings, Inc.(a)	4,605	109,138
LeMaitre Vascular, Inc.	4,530	237,689
LivaNova PLC(a)	2,480	210,478
Masimo Corp.(a)	3,670	853,899
Meridian Bioscience, Inc.(a)	27,030	529,247
Merit Medical Systems, Inc.(a)	9,385	596,886
Mesa Laboratories, Inc.	240	59,676
Natus Medical, Inc.(a)	2,130	54,422
Neogen Corp.(a)	2,889	277,373
NuVasive, Inc.(a)	2,760	197,202
OraSure Technologies, Inc.(a)	3,830	35,045
Orthofix Medical, Inc.(a)	720	31,932
Penumbra, Inc.(a)	3,060	936,329
Quidel Corp.(a)	5,100	534,429
STAAR Surgical Co.(a)	8,840	1,211,168
Surmodics, Inc.(a)	870	46,536
Tactile Systems Technology, Inc.(a)	3,870	221,751
Varex Imaging Corp.(a)	2,360	56,026
Zynex, Inc.(a)	32,720	483,274
		10,033,992
HEALTH CARE PROVIDERS & SERVICES (3.4%)
Acadia Healthcare Co., Inc.(a)	4,990	303,991
Addus HomeCare Corp.(a)	2,630	278,254
Amedisys, Inc.(a)	2,899	782,295
AMN Healthcare Services, Inc.(a)	2,570	203,801
Chemed Corp.	1,051	500,917
CorVel Corp.(a)	690	80,737
Covetrus, Inc.(a)	5,620	161,013
Cross Country Healthcare, Inc.(a)	5,310	70,729
Encompass Health Corp.	5,560	471,822
Ensign Group, Inc. (The)	7,470	641,299
Fulgent Genetics, Inc.(a)	14,590	1,123,722
Hanger, Inc.(a)	3,660	91,244
HealthEquity, Inc.(a)	8,650	657,140
LHC Group, Inc.(a)	2,580	537,337
Magellan Health Services, Inc.(a)	2,830	266,586
	Shares	Value
ModivCare, Inc.(a)	2,850	$ 399,228
Molina Healthcare, Inc.(a)	2,935	748,718
Owens & Minor, Inc.	3,855	139,127
Patterson Cos., Inc.	5,480	176,127
Pennant Group, Inc. (The)(a)	10,495	424,208
R1 RCM, Inc.(a)	30,900	842,952
RadNet, Inc.(a)	4,210	94,051
Select Medical Holdings Corp.(a)	7,320	276,110
Tivity Health, Inc.(a)	2,553	61,732
U.S. Physical Therapy, Inc.	730	82,089
		9,415,229
HEALTH CARE TECHNOLOGY (0.7%)
Allscripts Healthcare Solutions, Inc.(a)	18,346	285,464
Computer Programs and Systems, Inc.	890	26,718
HealthStream, Inc.(a)	1,710	41,314
NextGen Healthcare, Inc.(a)	4,380	80,198
Omnicell, Inc.(a)	3,810	552,526
Simulations Plus, Inc.	9,000	568,260
Tabula Rasa HealthCare, Inc.(a)	4,990	237,324
		1,791,804
HOTELS, RESTAURANTS & LEISURE (1.5%)
Choice Hotels International, Inc.(a)	1,540	175,252
Cracker Barrel Old Country Store, Inc.	1,290	216,036
Dine Brands Global, Inc.(a)	4,260	411,729
El Pollo Loco Holdings, Inc.(a)	4,210	71,317
Fiesta Restaurant Group, Inc.(a)	1,990	29,333
Jack in the Box, Inc.	2,430	293,179
Marriott Vacations Worldwide Corp.(a)	2,106	374,089
Papa John's International, Inc.	1,830	176,998
Shake Shack, Inc., Class A(a)	3,600	391,500
Six Flags Entertainment Corp.(a)	4,260	200,135
Travel + Leisure Co.	4,890	315,552
Wendy's Co. (The)	12,810	289,122
Wingstop, Inc.	5,110	809,475
Wyndham Hotels & Resorts, Inc.	4,860	355,314
		4,109,031
HOUSEHOLD DURABLES (3.2%)
Cavco Industries, Inc.(a)	420	87,961
Century Communities, Inc.(a)	13,420	992,275
Ethan Allen Interiors, Inc.	4,730	135,798
Helen of Troy Ltd.(a)	2,450	517,465
Installed Building Products, Inc.	5,410	728,457
iRobot Corp.(a)	9,060	985,728
KB Home	6,720	324,106

See notes to financial statements.

STEWARD FUNDS
SCHEDULE OF PORTFOLIO INVESTMENTS — April 30, 2021
STEWARD SMALL-MID CAP ENHANCED INDEX FUND

	Shares	Value
La-Z-Boy, Inc.	2,770	$ 123,154
LGI Homes, Inc.(a)	5,630	933,341
M.D.C Holdings, Inc.	3,493	204,899
M/I Homes, Inc.(a)	4,050	282,366
Meritage Homes Corp.(a)	5,780	614,934
Taylor Morrison Home Corp.(a)	12,402	387,066
Tempur Sealy International, Inc.	16,160	616,342
Toll Brothers, Inc.	6,000	376,200
TopBuild Corp.(a)	4,160	925,101
Tri Pointe Homes, Inc.(a)	17,220	410,180
Tupperware Brands Corp.(a)	7,390	180,094
Universal Electronics, Inc.(a)	870	49,460
		8,874,927
HOUSEHOLD PRODUCTS (0.2%)
Central Garden & Pet Co.(a)	410	22,198
Central Garden & Pet Co., Class A(a)	2,790	137,463
Energizer Holdings, Inc.	3,060	150,858
WD-40 Co.	1,322	328,834
		639,353
INDUSTRIAL CONGLOMERATES (0.2%)
Carlisle Cos., Inc.	2,330	446,544
Raven Industries, Inc.	1,930	78,397
		524,941
INSURANCE (4.3%)
Alleghany Corp.(a)	687	466,452
Ambac Financial Group, Inc.(a)	4,210	72,202
American Equity Investment Life Holding Co.	7,960	246,601
American Financial Group, Inc.	4,200	516,012
AMERISAFE, Inc.	960	59,597
Assured Guaranty Ltd.	6,120	311,202
Brighthouse Financial, Inc.(a)	18,160	849,706
Brown & Brown, Inc.	17,830	948,200
CNO Financial Group, Inc.	15,280	390,098
eHealth, Inc.(a)	5,060	357,944
Employers Holdings, Inc.	2,610	105,653
First American Financial Corp.	7,050	454,725
Genworth Financial, Inc., Class A(a)	97,500	421,200
Hanover Insurance Group, Inc. (The)	2,320	320,879
HCI Group, Inc.	5,210	382,518
Horace Mann Educators Corp.	3,660	146,766
James River Group Holdings Ltd.	1,860	87,625
Kemper Corp.	4,012	313,177
Kinsale Capital Group, Inc.	3,690	642,097
Mercury General Corp.	3,310	206,114
	Shares	Value
Old Republic International Corp.	23,710	$ 583,740
Palomar Holdings, Inc.(a)	6,420	451,711
Primerica, Inc.	3,200	511,264
ProAssurance Corp.	3,130	78,250
Reinsurance Group of America, Inc.	4,440	579,553
RenaissanceRe Holdings Ltd.	2,310	389,951
RLI Corp.	2,110	235,181
Safety Insurance Group, Inc.	1,170	95,975
Selective Insurance Group, Inc.	3,520	268,013
SiriusPoint Ltd.(a)	18,430	194,989
Stewart Information Services Corp.	3,800	222,870
Trupanion, Inc.(a)	7,710	625,281
United Fire Group, Inc.	2,900	87,754
United Insurance Holdings Corp.	10,170	56,850
Universal Insurance Holdings, Inc.	2,360	32,922
		11,713,072
INTERACTIVE MEDIA & SERVICES (0.2%)
QuinStreet, Inc.(a)	13,600	275,672
TripAdvisor, Inc.(a)	4,990	235,179
Yelp, Inc.(a)	3,900	153,270
		664,121
INTERNET & DIRECT MARKETING RETAIL (0.8%)
Grubhub, Inc.(a)	10,630	723,265
Liquidity Services, Inc.(a)	2,330	41,777
PetMed Express, Inc.	7,610	223,924
Shutterstock, Inc.	5,940	517,849
Stamps.com, Inc.(a)	3,680	755,762
		2,262,577
IT SERVICES (1.5%)
Alliance Data Systems Corp.	3,040	358,264
BM Technologies, Inc.(a)	695	6,818
Cardtronics PLC, Class A(a)	2,140	83,118
Concentrix Corp.(a)	2,038	316,664
CSG Systems International, Inc.	2,300	105,777
EVERTEC, Inc.	7,690	306,831
ExlService Holdings, Inc.(a)	4,080	376,910
LiveRamp Holdings, Inc.(a)	3,200	156,736
MAXIMUS, Inc.	3,360	307,910
Perficient, Inc.(a)	5,850	383,819
Perspecta, Inc.	8,930	261,381
Sabre Corp.(a)	17,510	262,300
Sykes Enterprises, Inc.(a)	2,690	117,903
TTEC Holdings, Inc.	5,240	533,065

See notes to financial statements.

STEWARD FUNDS
SCHEDULE OF PORTFOLIO INVESTMENTS — April 30, 2021
STEWARD SMALL-MID CAP ENHANCED INDEX FUND

	Shares	Value
Unisys Corp.(a)	4,390	$ 105,360
WEX, Inc.(a)	2,062	423,143
		4,105,999
LEISURE PRODUCTS (1.2%)
Brunswick Corp.	3,880	415,664
Callaway Golf Co.	5,630	162,989
Mattel, Inc.(a)	22,700	487,142
Polaris, Inc.	2,870	401,886
Sturm Ruger & Co., Inc.	980	63,641
Vista Outdoor, Inc.(a)	30,720	1,001,779
YETI Holdings, Inc.(a)	10,000	854,200
		3,387,301
LIFE SCIENCES TOOLS & SERVICES (2.2%)
Bio-Techne Corp.	2,694	1,151,658
Luminex Corp.	8,510	312,232
Medpace Holdings, Inc.(a)	5,140	872,155
NeoGenomics, Inc.(a)	14,870	728,481
PRA Health Sciences, Inc.(a)	5,140	857,815
Repligen Corp.(a)	5,780	1,223,684
Syneos Health, Inc.(a)	9,850	835,772
		5,981,797
MACHINERY (4.3%)
AGCO Corp.	3,100	452,352
Alamo Group, Inc.	1,790	281,478
Albany International Corp., Class A	1,580	140,999
Astec Industries, Inc.	1,150	86,262
Barnes Group, Inc.	1,900	94,848
Chart Industries, Inc.(a)	5,990	962,174
CIRCOR International, Inc.(a)	1,050	36,089
Colfax Corp.(a)	6,030	272,496
Crane Co.	2,280	214,457
Donaldson Co., Inc.	6,480	407,462
Enerpac Tool Group Corp.	3,220	85,652
EnPro Industries, Inc.	720	61,668
ESCO Technologies, Inc.	1,050	114,198
Federal Signal Corp.	9,270	384,056
Flowserve Corp.	4,530	179,569
Franklin Electric Co., Inc.	4,100	333,207
Graco, Inc.	10,250	787,200
Greenbrier Cos., Inc. (The)	6,170	291,471
Hillenbrand, Inc.	3,930	192,924
ITT, Inc.	4,540	428,167
John Bean Technologies Corp.	1,555	226,066
Kennametal, Inc.	4,390	176,302
Lincoln Electric Holdings, Inc.	4,000	512,200
	Shares	Value
Lindsay Corp.	560	$ 92,837
Lydall, Inc.(a)	1,340	49,379
Meritor, Inc.(a)	3,720	100,552
Middleby Corp. (The)(a)	2,720	493,190
Mueller Industries, Inc.	3,700	166,019
Nordson Corp.	2,550	539,095
Oshkosh Corp.	3,890	484,033
Proto Labs, Inc.(a)	3,290	368,677
SPX Corp.(a)	2,280	138,305
SPX FLOW, Inc.	2,240	149,162
Standex International Corp.	370	35,083
Tennant Co.	900	71,019
Terex Corp.	4,010	188,430
Timken Co. (The)	6,740	565,284
Titan International, Inc.(a)	5,670	61,179
Toro Co. (The)	7,200	825,120
Trinity Industries, Inc.	6,380	176,343
Wabash National Corp.	5,900	103,899
Watts Water Technologies, Inc., Class A	1,300	161,915
Woodward, Inc.	2,640	330,026
		11,820,844
MARINE (0.2%)
Kirby Corp.(a)	3,350	213,395
Matson, Inc.	6,430	420,072
		633,467
MEDIA (1.1%)
AMC Networks, Inc., Class A(a)	2,930	147,320
Cable One, Inc.	364	651,560
EW Scripps Co. (The), Class A	7,790	168,420
Gannett Co., Inc.(a)	25,722	116,778
John Wiley & Sons, Inc., Class A	2,580	146,905
Meredith Corp.(a)	2,540	78,994
New York Times Co. (The), Class A	9,480	430,487
Scholastic Corp.	3,560	107,975
TechTarget, Inc.(a)	10,170	780,039
TEGNA, Inc.	13,450	269,807
		2,898,285
METALS & MINING (1.7%)
Allegheny Technologies, Inc.(a)	8,380	194,919
Arconic Corp.(a)	5,220	149,292
Carpenter Technology Corp.	4,900	185,563
Century Aluminum Co.(a)	4,040	63,266
Cleveland-Cliffs, Inc.(a)	37,818	675,429
Commercial Metals Co.	12,530	366,127
Compass Minerals International, Inc.	1,620	110,030

See notes to financial statements.

STEWARD FUNDS
SCHEDULE OF PORTFOLIO INVESTMENTS — April 30, 2021
STEWARD SMALL-MID CAP ENHANCED INDEX FUND

	Shares	Value
Haynes International, Inc.	1,040	$ 30,410
Kaiser Aluminum Corp.	480	57,826
Materion Corp.	900	63,729
Olympic Steel, Inc.	9,700	281,785
Reliance Steel & Aluminum Co.	3,370	540,245
Royal Gold, Inc.	2,970	332,224
Steel Dynamics, Inc.	11,640	631,121
SunCoke Energy, Inc.	31,620	213,435
TimkenSteel Corp.(a)	13,065	157,041
United States Steel Corp.	16,280	374,603
Warrior Met Coal, Inc.	5,470	86,699
Worthington Industries, Inc.	1,960	127,910
		4,641,654
MORTGAGE REAL ESTATE INVESTMENT TRUSTS (0.4%)
Apollo Commercial Real Estate Finance, Inc.	13,240	201,380
Armour Residential REIT, Inc.	3,580	44,499
Capstead Mortgage Corp.	12,460	80,741
Granite Point Mortgage Trust, Inc.	6,490	85,928
Invesco Mortgage Capital, Inc.	14,479	56,468
KKR Real Estate Finance Trust, Inc.	1,220	25,742
New York Mortgage Trust, Inc.	22,570	103,596
Pennymac Mortgage Investment Trust	9,370	187,869
Ready Capital Corp.	7,140	103,601
Redwood Trust, Inc.	11,370	126,321
		1,016,145
MULTILINE RETAIL (1.1%)
Big Lots, Inc.	16,200	1,116,828
Kohl's Corp.	11,210	657,579
Macy's, Inc.(a)	18,660	309,383
Nordstrom, Inc.(a)	5,790	212,377
Ollie's Bargain Outlet Holdings, Inc.(a)	7,380	680,952
		2,977,119
MULTI-UTILITIES (0.3%)
Avista Corp.	3,820	175,796
Black Hills Corp.	3,170	218,667
MDU Resources Group, Inc.	11,290	377,763
NorthWestern Corp.	2,150	146,265
		918,491
OIL, GAS & CONSUMABLE FUELS (2.0%)
Antero Midstream Corp.	47,910	413,942
Bonanza Creek Energy, Inc.(a)	21,430	709,119
Callon Petroleum Co.(a)	5,015	187,511
Cimarex Energy Co.	4,830	319,746
CNX Resources Corp.(a)	25,020	335,768
	Shares	Value
CONSOL Energy, Inc.(a)	25,607	$ 224,829
Dorian LPG Ltd.(a)	1,410	18,739
EQT Corp.(a)	13,940	266,254
Equitrans Midstream Corp.	18,840	153,734
Green Plains, Inc.(a)	10,020	298,596
Laredo Petroleum, Inc.(a)	457	18,527
Matador Resources Co.	5,740	151,019
Murphy Oil Corp.	8,150	137,979
Par Pacific Holdings, Inc.(a)	4,610	70,026
PBF Energy, Inc., Class A(a)	11,450	162,361
PDC Energy, Inc.(a)	4,998	182,477
Penn Virginia Corp.(a)	4,830	65,833
Range Resources Corp.(a)	14,540	142,783
Renewable Energy Group, Inc.(a)	13,840	768,397
REX American Resources Corp.(a)	150	12,110
SM Energy Co.	13,340	210,772
Southwestern Energy Co.(a)	45,040	192,321
Talos Energy, Inc.(a)	11,910	133,273
World Fuel Services Corp.	8,600	265,998
		5,442,114
PAPER & FOREST PRODUCTS (0.4%)
Clearwater Paper Corp.(a)	4,330	144,882
Domtar Corp.(a)	8,030	316,542
Glatfelter Corp.	4,190	61,677
Louisiana-Pacific Corp.	5,850	385,398
Mercer International, Inc.	7,110	117,244
		1,025,743
PERSONAL PRODUCTS (0.5%)
Coty, Inc., Class A(a)	7,880	78,879
Edgewell Personal Care Co.	3,960	151,272
elf Beauty, Inc.(a)	1,090	32,973
Inter Parfums, Inc.	1,240	91,264
Medifast, Inc.	3,800	862,942
Nu Skin Enterprises, Inc., Class A	2,800	148,008
USANA Health Sciences, Inc.(a)	580	52,194
		1,417,532
PHARMACEUTICALS (1.3%)
Amphastar Pharmaceuticals, Inc.(a)	3,210	55,854
ANI Pharmaceuticals, Inc.(a)	800	26,624
Collegium Pharmaceutical, Inc.(a)	20,060	447,338
Corcept Therapeutics, Inc.(a)	28,980	660,454
ENDO International PLC(a)	15,320	87,784
Innoviva, Inc.(a)	26,830	307,204
Jazz Pharmaceuticals PLC(a)	3,870	636,228
Lannett Co., Inc.(a)	14,020	61,267

See notes to financial statements.

STEWARD FUNDS
SCHEDULE OF PORTFOLIO INVESTMENTS — April 30, 2021
STEWARD SMALL-MID CAP ENHANCED INDEX FUND

	Shares	Value
Nektar Therapeutics(a)	9,540	$ 187,079
Pacira BioSciences, Inc.(a)	8,420	531,976
Phibro Animal Health Corp., Class A	1,400	34,328
Prestige Consumer Healthcare, Inc.(a)	3,020	131,551
Supernus Pharmaceuticals, Inc.(a)	15,730	478,978
		3,646,665
PROFESSIONAL SERVICES (1.8%)
ASGN, Inc.(a)	5,650	594,267
CACI International, Inc., Class A(a)	1,127	287,227
CoreLogic, Inc.	7,790	620,863
Exponent, Inc.	5,080	489,356
Forrester Research, Inc.(a)	2,810	122,095
FTI Consulting, Inc.(a)	3,500	485,975
Heidrick & Struggles International, Inc.	1,020	43,146
Insperity, Inc.	3,940	344,908
KBR, Inc.	8,910	352,480
Kelly Services, Inc., Class A(a)	9,060	226,953
Korn Ferry	3,190	216,569
ManpowerGroup, Inc.	3,850	465,426
ManTech International Corp., Class A	1,450	123,757
Resources Connection, Inc.	3,160	44,588
Science Applications International Corp.	2,904	259,676
TrueBlue, Inc.(a)	6,910	195,553
		4,872,839
REAL ESTATE MANAGEMENT & DEVELOPMENT (0.6%)
Jones Lang LaSalle, Inc.(a)	3,018	567,112
Marcus & Millichap, Inc.(a)	1,590	56,159
RE/MAX Holdings, Inc., Class A	930	34,159
Realogy Holdings Corp.(a)	14,770	255,226
St Joe Co. (The)	18,000	824,220
		1,736,876
ROAD & RAIL (1.1%)
ArcBest Corp.	4,040	293,950
Avis Budget Group, Inc.(a)	2,590	232,090
Heartland Express, Inc.	2,983	55,454
Knight-Swift Transportation Holdings, Inc.	13,420	632,350
Landstar System, Inc.	2,090	360,065
Marten Transport Ltd.	8,959	149,795
Ryder System, Inc.	4,290	342,514
Saia, Inc.(a)	3,660	858,270
Werner Enterprises, Inc.	2,690	124,359
		3,048,847
SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT (4.0%)
Advanced Energy Industries, Inc.	6,140	677,303
	Shares	Value
Amkor Technology, Inc.	3,320	$ 67,130
Axcelis Technologies, Inc.(a)	1,780	73,923
Brooks Automation, Inc.	10,310	1,044,712
CEVA, Inc.(a)	6,660	369,230
Cirrus Logic, Inc.(a)	2,780	206,860
CMC Materials, Inc.	3,330	610,822
Cohu, Inc.(a)	7,410	296,474
Cree, Inc.(a)	5,620	558,740
Diodes, Inc.(a)	5,340	410,165
DSP Group, Inc.(a)	1,130	15,696
First Solar, Inc.(a)	8,010	613,005
FormFactor, Inc.(a)	12,420	486,243
Ichor Holdings Ltd.(a)	1,410	78,636
Kulicke & Soffa Industries, Inc.	3,370	191,585
MaxLinear, Inc.(a)	3,630	130,644
MKS Instruments, Inc.	3,360	601,810
Onto Innovation, Inc.(a)	7,359	504,239
PDF Solutions, Inc.(a)	1,280	22,694
Photronics, Inc.(a)	7,750	98,425
Power Integrations, Inc.	6,410	530,812
Rambus, Inc.(a)	8,140	154,497
Semtech Corp.(a)	2,950	199,833
Silicon Laboratories, Inc.(a)	1,990	280,491
SMART Global Holdings, Inc.(a)	700	32,305
SolarEdge Technologies, Inc.(a)	4,600	1,212,284
Synaptics, Inc.(a)	1,750	244,773
Ultra Clean Holdings, Inc.(a)	9,210	470,355
Universal Display Corp.	2,610	583,831
Veeco Instruments, Inc.(a)	3,679	84,654
		10,852,171
SOFTWARE (4.0%)
8x8, Inc.(a)	12,850	422,637
ACI Worldwide, Inc.(a)	6,600	249,348
Agilysys, Inc.(a)	6,310	318,087
Alarm.com Holdings, Inc.(a)	9,590	860,798
Blackbaud, Inc.(a)	2,530	179,934
Bottomline Technologies DE, Inc.(a)	2,240	108,774
CDK Global, Inc.	6,580	352,622
Ceridian HCM Holding, Inc.(a)	6,370	601,838
CommVault Systems, Inc.(a)	2,410	167,519
Ebix, Inc.	8,770	264,065
Fair Isaac Corp.(a)	1,878	979,208
InterDigital, Inc.	1,570	108,989
J2 Global, Inc.(a)	2,200	266,200
LivePerson, Inc.(a)	8,450	461,793
Manhattan Associates, Inc.(a)	3,170	435,051

See notes to financial statements.

STEWARD FUNDS
SCHEDULE OF PORTFOLIO INVESTMENTS — April 30, 2021
STEWARD SMALL-MID CAP ENHANCED INDEX FUND

	Shares	Value
MicroStrategy, Inc., Class A(a)	1,589	$ 1,044,227
OneSpan, Inc.(a)	7,010	187,938
Paylocity Holding Corp.(a)	4,230	817,405
Progress Software Corp.	2,750	120,065
PTC, Inc.(a)	7,010	917,889
Qualys, Inc.(a)	3,910	396,318
Sailpoint Technologies Holdings, Inc.(a)	11,930	582,542
SPS Commerce, Inc.(a)	6,670	683,275
Teradata Corp.(a)	6,010	297,315
Xperi Holding Corp.	6,239	128,211
		10,952,048
SPECIALTY RETAIL (5.3%)
Aaron's Co., Inc. (The)	10,815	334,075
Abercrombie & Fitch Co., Class A(a)	6,950	260,555
American Eagle Outfitters, Inc.	9,070	313,550
America's Car-Mart, Inc.(a)	370	55,807
Asbury Automotive Group, Inc.(a)	1,580	313,804
AutoNation, Inc.(a)	4,840	496,003
Barnes & Noble Education, Inc.(a)	18,970	150,053
Bed Bath & Beyond, Inc.(a)	10,630	269,152
Boot Barn Holdings, Inc.(a)	1,650	116,391
Buckle, Inc. (The)	2,025	84,929
Caleres, Inc.	2,455	57,226
Cato Corp. (The), Class A(a)	8,760	117,384
Chico's FAS, Inc.(a)	58,740	176,220
Children's Place, Inc. (The)(a)	750	58,763
Conn's, Inc.(a)	11,900	240,856
Designer Brands, Inc., Class A(a)	4,540	80,358
Dick's Sporting Goods, Inc.	4,860	401,339
Five Below, Inc.(a)	4,410	887,601
Foot Locker, Inc.	7,660	451,787
Genesco, Inc.(a)	3,150	157,500
Group 1 Automotive, Inc.	1,730	283,997
Guess?, Inc.	2,710	73,278
Haverty Furniture Cos., Inc.	1,520	70,634
Hibbett Sports, Inc.(a)	11,390	904,935
Lithia Motors, Inc., Class A	2,830	1,087,795
Lumber Liquidators Holdings, Inc.(a)	16,350	391,909
MarineMax, Inc.(a)	21,590	1,226,312
Monro, Inc.	1,615	114,003
ODP Corp. (The)(a)	6,668	269,587
Rent-A-Center, Inc.	11,600	667,580
RH (a)	2,060	1,417,321
Sally Beauty Holdings, Inc.(a)	7,810	156,747
Shoe Carnival, Inc.	2,080	124,696
Signet Jewelers Ltd.(a)	5,300	316,675
	Shares	Value
Sleep Number Corp.(a)	7,110	$ 795,538
Sonic Automotive, Inc., Class A	3,120	153,941
Urban Outfitters, Inc.(a)	5,610	201,399
Williams-Sonoma, Inc.	6,920	1,181,590
Zumiez, Inc.(a)	1,460	62,736
		14,524,026
TECHNOLOGY HARDWARE, STORAGE & PERIPHERALS (0.3%)
3D Systems Corp.(a)	6,800	146,472
Diebold Nixdorf, Inc.(a)	5,640	84,656
NCR Corp.(a)	8,190	374,693
Xerox Holdings Corp.	13,010	314,061
		919,882
TEXTILES, APPAREL & LUXURY GOODS (1.5%)
Capri Holdings Ltd.(a)	7,670	422,464
Carter's, Inc.(a)	2,050	223,020
Columbia Sportswear Co.	1,530	166,785
Crocs, Inc.(a)	9,930	994,192
Deckers Outdoor Corp.(a)	2,510	848,882
Fossil Group, Inc.(a)	3,240	41,796
G-III Apparel Group Ltd.(a)	8,900	289,161
Kontoor Brands, Inc.	2,560	160,845
Movado Group, Inc.	1,370	42,977
Oxford Industries, Inc.	770	70,247
Skechers USA, Inc., Class A(a)	7,250	351,552
Steven Madden Ltd.	4,605	187,285
Unifi, Inc.(a)	4,610	124,608
Vera Bradley, Inc.(a)	8,990	99,789
Wolverine World Wide, Inc.	4,650	193,998
		4,217,601
THRIFTS & MORTGAGE FINANCE (1.6%)
Axos Financial, Inc.(a)	11,350	512,452
Essent Group Ltd.	5,410	284,458
Flagstar Bancorp, Inc.	2,380	110,765
HomeStreet, Inc.	1,670	68,203
Meta Financial Group, Inc.	2,360	116,254
MGIC Investment Corp.	16,020	244,145
Mr. Cooper Group, Inc.(a)	34,190	1,178,871
New York Community Bancorp, Inc.	27,620	330,335
NMI Holdings, Inc., Class A(a)	13,830	357,367
Northfield Bancorp, Inc.	4,990	80,738
Northwest Bancshares, Inc.	3,460	48,578
Provident Financial Services, Inc.	3,730	87,916
TrustCo Bank Corp. NY	4,000	29,260
Walker & Dunlop, Inc.	4,390	486,632

See notes to financial statements.

STEWARD FUNDS
SCHEDULE OF PORTFOLIO INVESTMENTS — April 30, 2021
STEWARD SMALL-MID CAP ENHANCED INDEX FUND

	Shares	Value
Washington Federal, Inc.	4,240	$ 138,012
WSFS Financial Corp.	3,010	153,781
		4,227,767
TRADING COMPANIES & DISTRIBUTORS (0.9%)
Applied Industrial Technologies, Inc.	1,780	170,275
Boise Cascade Co.	4,070	271,550
DXP Enterprises, Inc.(a)	4,140	121,178
GATX Corp.	2,060	201,283
GMS, Inc.(a)	4,540	198,443
MSC Industrial Direct Co., Inc., Class A	2,210	199,254
NOW, Inc.(a)	19,230	188,839
Univar Solutions, Inc.(a)	11,350	265,022
Veritiv Corp.(a)	8,420	352,629
Watsco, Inc.	1,630	477,362
		2,445,835
WATER UTILITIES (0.3%)
American States Water Co.	1,950	154,421
California Water Service Group	2,710	159,212
Essential Utilities, Inc.	10,912	514,283
		827,916
WIRELESS TELECOMMUNICATION SERVICES (0.2%)
Shenandoah Telecommunications Co.	2,630	124,294
Spok Holdings, Inc.	8,180	84,009
Telephone and Data Systems, Inc.	12,770	293,454
		501,757
TOTAL COMMON STOCKS (COST $192,836,481)		270,785,901
	Shares	Value
RIGHT (0.0%)
BIOTECHNOLOGY (0.0%)
Progenics Pharmaceuticals, Inc.(a)(b)	7,180	$ —
TOTAL RIGHT (COST $—)		—
MONEY MARKET FUND (1.1%)
Northern Institutional Treasury Portfolio (Premier Class), 0.01%(c)	2,906,188	2,906,188
TOTAL MONEY MARKET FUND (COST $2,906,188)		2,906,188
TOTAL INVESTMENTS (COST $195,742,669) 100.0%		273,692,089
LIABILITIES IN EXCESS OF OTHER ASSETS 0.0%		(64,820)
NET ASSETS 100.0%		$ 273,627,269
Amounts designated as ‘‘—’’ are $0 or have been rounded to $0.

(a)	Represents non-income producing security.
(b)	Security is a Level 3 investment.
(c)	7-day current yield as of April 30, 2021 is disclosed.

PLC — Public Limited Company
REIT — Real Estate Investment Trust

See notes to financial statements.

STEWARD FUNDS
STATEMENTS OF ASSETS AND LIABILITIES — April 30, 2021

	Steward Covered Call Income Fund	Steward Global Equity Income Fund	Steward International Enhanced Index Fund
Assets:
Investments, at value (cost $33,574,797, $270,772,626 and $151,809,729, respectively)	$ 37,610,810	$ 344,669,325	$ 180,273,333
Interest and dividend receivable	33,667	720,485	343,600
Receivable for capital shares issued	37,543	582,496	79,775
Reclaims receivable	—	83,235	116,691
Prepaid investment advisory fees	69,366	—	—
Prepaid expenses and other assets	8,695	26,672	17,094
Total assets	37,760,081	346,082,213	180,830,493
Liabilities:
Payable for capital shares redeemed	4,410	756,607	48,351
Written options at fair value (premiums received $772,910, $0 and $0, respectively)	1,264,243	—	—
Accrued expenses and other payables:
Investment advisory fees	—	176,817	53,734
Administration fees	2,214	21,218	11,041
Distribution fees - Class A	22	15,147	5,646
Distribution fees - Class C	4,372	41,898	—
Sub-accounting service fees - Class A	3	4,696	897
Sub-accounting service fees - Class C	23	469	—
Sub-accounting service fees - Institutional Class	6,963	35,255	18,243
Fund accounting and sub-administration fees	31,962	110,360	48,201
Transfer agent fees	15,000	15,000	15,000
Custodian fees	24,151	23,678	11,065
Printing fees	718	6,095	3,648
Professional fees	3,265	30,786	16,009
Other accrued liabilities	10,521	5,541	5,541
Total liabilities	1,367,867	1,243,567	237,376
Net Assets	$ 36,392,214	$ 344,838,646	$ 180,593,117
Composition of Net Assets:
Capital (par value and paid-in surplus)	35,904,123	250,465,235	150,884,182
Total distributable earnings	488,091	94,373,411	29,708,935
Net Assets	$ 36,392,214	$ 344,838,646	$ 180,593,117
Class A
Net Assets	$ 10,956	$ 47,363,292	$ 8,721,112
Shares authorized	16,000,000	16,000,000	16,000,000
Shares issued and outstanding ($0.001 par value)	1,108	1,266,745	350,932
Net asset value, offering and redemption price per share	$ 9.88	$ 37.39	$ 24.85
Class C
Net Assets	$ 195,302	$ 3,884,798	$ 11
Shares authorized	15,000,000	15,000,000	15,000,000
Shares issued and outstanding ($0.001 par value)	19,711	99,169	1
Net asset value, offering and redemption price per share(a)	$ 9.91	$ 39.17	$ 20.65
Class R6
Net Assets	$ 13	$ 238,969	$ 635,155
Shares authorized	16,000,000	16,000,000	16,000,000
Shares issued and outstanding ($0.001 par value)	1	6,769	30,376
Net asset value, offering and redemption price per share(a)	$ 9.89	$ 35.30	$ 20.91
Institutional Class
Net Assets	$ 36,185,943	$ 293,351,587	$ 171,236,839
Shares authorized	20,000,000	20,000,000	20,000,000
Shares issued and outstanding ($0.001 par value)	3,649,207	7,831,965	6,885,866
Net asset value, offering and redemption price per share	$ 9.92	$ 37.46	$ 24.87
Amounts designated as "—" are $0 or have been rounded to $0.

(a)	Per share amounts may not recalculate due to rounding of net assets and shares outstanding.

See notes to financial statements.

STEWARD FUNDS
STATEMENTS OF ASSETS AND LIABILITIES — April 30, 2021

	Steward Large Cap Enhanced Index Fund	Steward Select Bond Fund	Steward Small-Mid Cap Enhanced Index Fund
Assets:
Investments, at value (cost $278,254,368, $185,349,570 and $195,742,669, respectively)	$ 397,833,812	$ 189,337,185	$ 273,692,089
Interest and dividend receivable	239,245	1,328,002	63,397
Receivable for investments sold	—	3,873	—
Receivable for capital shares issued	283,257	128,254	145,525
Prepaid expenses and other assets	21,186	15,290	23,881
Total assets	398,377,500	190,812,604	273,924,892
Liabilities:
Payable for investments purchased	—	2,193,860	—
Payable for when-issued securities	—	1,000,000	—
Payable for capital shares redeemed	27,063	154,634	39,337
Accrued expenses and other payables:
Investment advisory fees	69,802	47,929	48,700
Administration fees	24,350	11,412	16,989
Distribution fees - Class A	12,962	965	19,792
Sub-accounting service fees - Class A	2,566	350	2,448
Sub-accounting service fees - Institutional Class	49,671	24,563	22,037
Fund accounting and sub-administration fees	130,312	47,461	70,722
Transfer agent fees	15,000	15,000	15,000
Custodian fees	32,911	11,622	26,294
Printing fees	1,373	2,894	6,333
Professional fees	34,411	16,933	24,430
Other accrued liabilities	5,541	12,301	5,541
Total liabilities	405,962	3,539,924	297,623
Net Assets	$ 397,971,538	$ 187,272,680	$ 273,627,269
Composition of Net Assets:
Capital (par value and paid-in surplus)	226,237,704	185,508,446	180,529,344
Total distributable earnings	171,733,834	1,764,234	93,097,925
Net Assets	$ 397,971,538	$ 187,272,680	$ 273,627,269
Class A
Net Assets	$ 28,750,822	$ 5,988,905	$ 64,996,595
Shares authorized	16,000,000	16,000,000	16,000,000
Shares issued and outstanding ($0.001 par value)	541,287	239,082	3,709,445
Net asset value, offering and redemption price per share(a)	$ 53.12	$ 25.05	$ 17.52
Class C
Net Assets	$ 14	$ 4,408	$ 14
Shares authorized	15,000,000	15,000,000	15,000,000
Shares issued and outstanding ($0.001 par value)	1	155	1
Net asset value, offering and redemption price per share(a)	$ 47.63	$ 28.38	$ 16.14
Class R6
Net Assets	$ 519,814	$ 10	$ 125,444
Shares authorized	16,000,000	16,000,000	16,000,000
Shares issued and outstanding ($0.001 par value)	10,835	1	7,663
Net asset value, offering and redemption price per share(a)	$ 47.97	$ 27.97	$ 16.37
Institutional Class
Net Assets	$ 368,700,888	$ 181,279,357	$ 208,505,216
Shares authorized	20,000,000	20,000,000	20,000,000
Shares issued and outstanding ($0.001 par value)	6,962,953	7,279,958	11,666,839
Net asset value, offering and redemption price per share(a)	$ 52.95	$ 24.90	$ 17.87
Amounts designated as "—" are $0 or have been rounded to $0.

(a)	Per share amounts may not recalculate due to rounding of net assets and shares outstanding.
See notes to financial statements.

STEWARD FUNDS
STATEMENTS OF OPERATIONS — For the year ended April 30, 2021

	Steward Covered Call Income Fund	Steward Global Equity Income Fund	Steward International Enhanced Index Fund
Investment Income:
Dividends (net of foreign witholding tax of $0, $716,941 and $547,363, respectively)	$ 542,975	$ 8,935,854	$ 4,123,836
Interest	217	640	517
Total investment income	543,192	8,936,494	4,124,353
Expenses:
Investment advisory fees	196,710	1,899,059	570,499
Administration fees	23,605	227,889	117,227
Distribution fees - Class A	23	113,092	30,210
Distribution fees - Class C	2,462	41,554	—
Sub-accounting services fees - Class A	25	62,344	13,651
Sub-accounting services fees - Class C	362	4,360	—
Sub-accounting services fees - Institutional Class	36,593	265,445	163,566
Fund accounting and sub-administration fees	63,962	178,199	85,081
Transfer agent fees	31,875	31,875	31,875
Custodian fees	49,456	45,676	21,952
Registration fees	82,659	65,851	71,522
Directors fees	3,797	35,489	18,810
Professional fees	10,917	102,483	53,216
Printing fees	1,769	20,564	9,204
Options commission charges	108,278	—	—
Miscellaneous fees	19,835	55,984	28,777
Total expenses before fee reductions	632,328	3,149,864	1,215,590
Fees waived/reimbursed by the Adviser	(314,550)	—	—
Net expenses	317,778	3,149,864	1,215,590
Net investment income	225,414	5,786,630	2,908,763
Realized and Unrealized Gain/(Loss):
Net realized gains/(losses) from investment transactions and foreign currency translation	(606,166)	20,757,692	4,458,867
Net realized gains on options transactions	2,161,055	—	—
Change in unrealized appreciation on investment transactions and foreign currency transactions	7,067,633	88,915,096	51,387,146
Change in unrealized appreciation on options transactions	79,098	—	—
Net realized and unrealized gains from investment transactions, foreign currency translations and options transactions	8,701,620	109,672,788	55,846,013
Change in net assets resulting from operations	$ 8,927,034	$ 115,459,418	$ 58,754,776
Amounts designated as "—" are $0 or have been rounded to $0.
See notes to financial statements.

STEWARD FUNDS
STATEMENTS OF OPERATIONS — For the year ended April 30, 2021

	Steward Large Cap Enhanced Index Fund	Steward Select Bond Fund	Steward Small-Mid Cap Enhanced Index Fund
Investment Income:
Dividends (net of foreign witholding tax of $0, $0 and $950, respectively)	$ 6,543,825	$ 81,638	$ 2,519,542
Interest	912	3,652,335	603
Total investment income	6,544,737	3,733,973	2,520,145
Expenses:
Investment advisory fees	910,030	522,051	499,758
Administration fees	317,456	124,298	174,336
Distribution fees - Class A	69,436	13,934	138,680
Distribution fees - Class C	—	7	—
Sub-accounting services fees - Class A	33,078	5,339	30,137
Sub-accounting services fees - Institutional Class	361,932	183,232	177,613
Fund accounting and sub-administration fees	231,840	90,840	121,559
Transfer agent fees	31,875	31,875	31,875
Custodian fees	63,478	23,181	48,306
Registration fees	65,931	59,433	60,698
Directors fees	52,256	20,215	27,182
Professional fees	139,341	58,059	78,579
Printing fees	17,954	8,787	17,965
Miscellaneous fees	76,967	40,443	40,770
Total expenses before fee reductions	2,371,574	1,181,694	1,447,458
Net investment income	4,173,163	2,552,279	1,072,687
Realized and Unrealized Gain/(Loss):
Net realized gains from investment transactions and foreign currency translation	54,670,535	50,747	15,835,699
Change in unrealized appreciation/(depreciation) on investment transactions and foreign currency transactions	104,040,813	(2,585,111)	109,285,221
Net realized and unrealized gains/(losses) from investment transactions, foreign currency translations and options transactions	158,711,348	(2,534,364)	125,120,920
Change in net assets resulting from operations	$ 162,884,511	$ 17,915	$ 126,193,607
Amounts designated as "—" are $0 or have been rounded to $0.
See notes to financial statements.

STEWARD FUNDS
STATEMENTS OF CHANGES IN NET ASSETS
STEWARD COVERED CALL INCOME FUND

	For the Year Ended April 30, 2021	For the Year Ended April 30, 2020
Change in net assets resulting from operations:
Net investment income	$ 225,414	$ 320,358
Net realized gain from investment transactions, foreign currency transactions and option transactions	1,554,889	1,643,943
Net change in unrealized appreciation/(depreciation) on investment transactions, foreign currency transactions and option transactions	7,146,731	(3,721,825)
Change in net assets resulting from operations	8,927,034	(1,757,524)
Distributions to shareholders from:
Class A	(1,275)	(1,939)
Class C	(26,063)	(19,972)
Class R6	(2)	—
Institutional Class	(4,420,248)	(2,022,168)
Total distributions to shareholders	(4,447,588)	(2,044,079)
Capital Transactions:
Class A
Proceeds from shares issued	5,206	33,908
Dividends reinvested	1,275	1,939
Cost of shares redeemed	(5,520)	(56,261)
Change in Class A from capital transactions	961	(20,414)
Class C
Proceeds from shares issued	15	325,900
Dividends reinvested	22,553	18,253
Cost of shares redeemed	(170,071)	(84,821)
Change in Class C from capital transactions	(147,503)	259,332
Class R6
Dividends reinvested	2	1
Change in Class R6 from capital transactions	2	1
Institutional Class
Proceeds from shares issued	6,798,116	5,385,631
Dividends reinvested	4,416,213	2,020,396
Cost of shares redeemed	(6,805,114)	(5,108,648)
Change in Institutional Class from capital transactions	4,409,215	2,297,379
Change in net assets from capital transactions	4,262,675	2,536,298
Change in net assets	8,742,121	(1,265,305)
Net Assets:
Beginning of year	27,650,093	28,915,398
End of year	$ 36,392,214	$ 27,650,093
Shares Transactions:
Class A
Issued	548	3,432
Reinvested	143	198
Redeemed	(579)	(5,783)
Change in Class A	112	(2,153)
Class C
Issued	—	34,200
Reinvested	2,507	1,849
Redeemed	(17,415)	(9,448)
Change in Class C	(14,908)	26,601
Class R6
Reinvested	—	—
Change in Class R6	—	—
Institutional Class
Issued	719,227	575,018
Reinvested	492,152	207,173
Redeemed	(722,305)	(575,105)
Change in Institutional Class	489,074	207,086
Amounts designated as "—" are $0 or have been rounded to $0.
See notes to financial statements.

STEWARD FUNDS
STATEMENTS OF CHANGES IN NET ASSETS
STEWARD GLOBAL EQUITY INCOME FUND

	For the Year Ended April 30, 2021	For the Year Ended April 30, 2020
Change in net assets resulting from operations:
Net investment income	$ 5,786,630	$ 6,745,226
Net realized gain from investment transactions and foreign currency transactions	20,757,692	17,550,945
Net change in unrealized appreciation/(depreciation) on investments and foreign currency transactions	88,915,096	(54,202,823)
Change in net assets resulting from operations	115,459,418	(29,906,652)
Distributions to shareholders from:
Class A	(1,301,291)	(4,795,394)
Class C	(93,570)	(186,792)
Class R6	(7,194)	(91,595)
Institutional Class	(8,635,038)	(20,487,257)
Total distributions to shareholders	(10,037,093)	(25,561,038)
Capital Transactions:
Class A
Proceeds from shares issued	11,753,111	16,615,465
Dividends reinvested	1,288,584	4,754,759
Cost of shares redeemed	(33,530,552)	(31,449,628)
Change in Class A from capital transactions	(20,488,857)	(10,079,404)
Class C
Proceeds from shares issued	1,507,147	2,276,695
Dividends reinvested	93,528	185,723
Cost of shares redeemed	(1,582,290)	(37,614)
Change in Class C from capital transactions	18,385	2,424,804
Class R6
Proceeds from shares issued	126,474	230,539
Dividends reinvested	7,194	91,596
Cost of shares redeemed	(77,180)	(101,765)
Change in Class R6 from capital transactions	56,488	220,370
Institutional Class
Proceeds from shares issued	63,187,035	79,424,757
Dividends reinvested	8,395,695	20,192,212
Cost of shares redeemed	(81,504,930)	(82,721,805)
Change in Institutional Class from capital transactions	(9,922,200)	16,895,164
Change in net assets from capital transactions	(30,336,184)	9,460,934
Change in net assets	75,086,141	(46,006,756)
Net Assets:
Beginning of year	269,752,505	315,759,261
End of year	$ 344,838,646	$ 269,752,505
Shares Transactions:
Class A
Issued	371,788	558,561
Reinvested	40,353	150,184
Redeemed	(1,127,822)	(1,033,659)
Change in Class A	(715,681)	(324,914)
Class C(a)
Issued	52,576	75,582
Reinvested	2,808	5,293
Redeemed	(42,617)	(1,438)
Change in Class C	12,767	79,437
Class R6(a)
Issued	4,105	5,084
Reinvested	231	3,026
Redeemed	(2,393)	(3,408)
Change in Class R6	1,943	4,702
Institutional Class
Issued	1,999,743	2,603,869
Reinvested	256,955	637,836
Redeemed	(2,539,631)	(2,854,580)
Change in Institutional Class	(282,933)	387,125
Amounts designated as "—" are $0 or have been rounded to $0.
(a)	Effective March 9, 2020, the share class had a one-for-ten reverse stock split. Share amounts for the periods have been adjusted to give effect to the one-for-ten stock split.
See notes to financial statements.

STEWARD FUNDS
STATEMENTS OF CHANGES IN NET ASSETS
STEWARD INTERNATIONAL ENHANCED INDEX FUND

	For the Year Ended April 30, 2021	For the Year Ended April 30, 2020
Change in net assets resulting from operations:
Net investment income	$ 2,908,763	$ 3,557,658
Net realized gain from investment transactions and foreign currency transactions	4,458,867	1,404,630
Net change in unrealized appreciation/(depreciation) on investments and foreign currency transactions	51,387,146	(30,912,113)
Change in net assets resulting from operations	58,754,776	(25,949,825)
Distributions to shareholders from:
Class A	(393,830)	(734,117)
Class C	—	(1)
Class R6	(29,454)	(13,125)
Institutional Class	(5,976,777)	(2,929,713)
Total distributions to shareholders	(6,400,061)	(3,676,956)
Capital Transactions:
Class A
Proceeds from shares issued	947,159	11,574,206
Dividends reinvested	383,904	707,467
Cost of shares redeemed	(24,915,204)	(7,815,192)
Change in Class A from capital transactions	(23,584,141)	4,466,481
Class C
Dividends reinvested	—	1
Change in Class C from capital transactions	—	1
Class R6
Proceeds from shares issued	231,745	760,083
Dividends reinvested	29,454	13,125
Cost of shares redeemed	(295,121)	(208,727)
Change in Class R6 from capital transactions	(33,922)	564,481
Institutional Class
Proceeds from shares issued	44,363,825	19,490,166
Dividends reinvested	5,907,762	2,817,398
Cost of shares redeemed	(25,348,828)	(17,205,803)
Change in Institutional Class from capital transactions	24,922,759	5,101,761
Change in net assets from capital transactions	1,304,696	10,132,724
Change in net assets	53,659,411	(19,494,057)
Net Assets:
Beginning of year	126,933,706	146,427,763
End of year	$ 180,593,117	$ 126,933,706
Shares Transactions:
Class A
Issued	44,854	584,792
Reinvested	17,981	34,399
Redeemed	(1,304,325)	(377,922)
Change in Class A	(1,241,490)	241,269
Class C(a)
Reinvested	—	—
Change in Class C	—	—
Class R6(a)
Issued	12,422	42,055
Reinvested	1,583	740
Redeemed	(15,399)	(11,026)
Change in Class R6	(1,394)	31,769
Institutional Class
Issued	2,205,226	987,104
Reinvested	266,480	137,147
Redeemed	(1,161,675)	(833,061)
Change in Institutional Class	1,310,031	291,190
Amounts designated as "—" are $0 or have been rounded to $0.

(a)	Effective March 9, 2020, the share class had a one-for-two reverse stock split. Share amounts for the periods have been adjusted to give effect to the one-for-two stock split.
See notes to financial statements.

STEWARD FUNDS
STATEMENTS OF CHANGES IN NET ASSETS
STEWARD LARGE CAP ENHANCED INDEX FUND

	For the Year Ended April 30, 2021	For the Year Ended April 30, 2020
Change in net assets resulting from operations:
Net investment income	$ 4,173,163	$ 6,295,788
Net realized gain from investment transactions and foreign currency transactions	54,670,535	33,725,621
Net change in unrealized appreciation/(depreciation) on investments and foreign currency transactions	104,040,813	(67,409,526)
Change in net assets resulting from operations	162,884,511	(27,388,117)
Distributions to shareholders from:
Class A	(2,136,505)	(1,052,587)
Class C	(1)	(1)
Class R6	(5,862,155)	(5,899,887)
Institutional Class	(29,587,525)	(8,704,134)
Total distributions to shareholders	(37,586,186)	(15,656,609)
Capital Transactions:
Class A
Proceeds from shares issued	5,643,539	12,510,600
Dividends reinvested	2,094,344	1,028,668
Cost of shares redeemed	(26,456,395)	(12,300,328)
Change in Class A from capital transactions	(18,718,512)	1,238,940
Class C
Dividends reinvested	1	1
Change in Class C from capital transactions	1	1
Class R6
Proceeds from shares issued	8,384,888	6,898,246
Dividends reinvested	5,862,155	5,899,887
Cost of shares redeemed	(76,721,797)	(9,642,114)
Change in Class R6 from capital transactions	(62,474,754)	3,156,019
Institutional Class
Proceeds from shares issued	70,180,378	98,165,158
Dividends reinvested	29,296,352	8,542,479
Cost of shares redeemed	(141,221,982)	(98,173,843)
Change in Institutional Class from capital transactions	(41,745,252)	8,533,794
Change in net assets from capital transactions	(122,938,517)	12,928,754
Change in net assets	2,359,808	(30,115,972)
Net Assets:
Beginning of year	395,611,730	425,727,702
End of year	$ 397,971,538	$ 395,611,730
Shares Transactions:
Class A
Issued	123,119	302,130
Reinvested	44,716	23,828
Redeemed	(621,155)	(287,882)
Change in Class A	(453,320)	38,076
Class C(a)
Reinvested	—	—
Change in Class C	—	—
Class R6(a)
Issued	203,202	177,444
Reinvested	138,240	142,182
Redeemed	(1,716,031)	(243,028)
Change in Class R6	(1,374,589)	76,598
Institutional Class
Issued	1,563,002	2,354,753
Reinvested	626,366	200,128
Redeemed	(3,049,002)	(2,341,086)
Change in Institutional Class	(859,634)	213,795
Amounts designated as "—" are $0 or have been rounded to $0.

(a)	Effective March 9, 2020, the share class had a one-for-five reverse stock split. Share amounts for the periods have been adjusted to give effect to the one-for-five stock split.
See notes to financial statements.

STEWARD FUNDS
STATEMENTS OF CHANGES IN NET ASSETS
STEWARD SELECT BOND FUND

	For the Year Ended April 30, 2021	For the Year Ended April 30, 2020
Change in net assets resulting from operations:
Net investment income	$ 2,552,279	$ 3,546,998
Net realized gain/(loss) from investment transactions and foreign currency transactions	50,747	(58,674)
Net change in unrealized appreciation/(depreciation) on investments and foreign currency transactions	(2,585,111)	6,507,196
Change in net assets resulting from operations	17,915	9,995,520
Distributions to shareholders from:
Class A	(72,836)	(190,989)
Class C	(9)	—
Class R6	—	(1)
Institutional Class	(2,792,973)	(3,359,056)
Total distributions to shareholders	(2,865,818)	(3,550,046)
Capital Transactions:
Class A
Proceeds from shares issued	3,625,108	1,113,569
Dividends reinvested	72,681	189,375
Cost of shares redeemed	(6,848,510)	(2,560,718)
Change in Class A from capital transactions	(3,150,721)	(1,257,774)
Class C
Proceeds from shares issued	4,503	—
Dividends reinvested	9	—
Change in Class C from capital transactions	4,512	—
Class R6
Dividends reinvested	—	1
Change in Class R6 from capital transactions	—	1
Institutional Class
Proceeds from shares issued	64,285,949	22,675,458
Dividends reinvested	2,791,483	3,359,056
Cost of shares redeemed	(25,465,310)	(42,038,444)
Change in Institutional Class from capital transactions	41,612,122	(16,003,930)
Change in net assets from capital transactions	38,465,913	(17,261,703)
Change in net assets	35,618,010	(10,816,229)
Net Assets:
Beginning of year	151,654,670	162,470,899
End of year	$ 187,272,680	$ 151,654,670
Shares Transactions:
Class A
Issued	141,925	44,481
Reinvested	2,856	7,664
Redeemed	(269,448)	(103,579)
Change in Class A	(124,667)	(51,434)
Class C(a)
Issued	154	—
Reinvested	—	—
Change in Class C	154	—
Class R6(a)
Reinvested	—	—
Change in Class R6	—	—
Institutional Class
Issued	2,538,759	914,921
Reinvested	110,211	136,646
Redeemed	(1,003,236)	(1,699,013)
Change in Institutional Class	1,645,734	(647,446)
Amounts designated as "—" are $0 or have been rounded to $0.

(a)	Effective March 9, 2020, the share class had a one-for-three reverse stock split. Share amounts for the periods have been adjusted to give effect to the one-for-three stock split.
See notes to financial statements.

STEWARD FUNDS
STATEMENTS OF CHANGES IN NET ASSETS
STEWARD SMALL-MID CAP ENHANCED INDEX FUND

	For the Year Ended April 30, 2021	For the Year Ended April 30, 2020
Change in net assets resulting from operations:
Net investment income	$ 1,072,687	$ 1,643,705
Net realized gain from investment transactions and foreign currency transactions	15,835,699	7,987,142
Net change in unrealized appreciation/(depreciation) on investments and foreign currency transactions	109,285,221	(52,917,504)
Change in net assets resulting from operations	126,193,607	(43,286,657)
Distributions to shareholders from:
Class A	(2,097,853)	(2,608,082)
Class C	—	(1)
Class R6	(4,590)	(6,229)
Institutional Class	(7,168,235)	(6,470,384)
Total distributions to shareholders	(9,270,678)	(9,084,696)
Capital Transactions:
Class A
Proceeds from shares issued	8,766,909	9,903,543
Dividends reinvested	1,998,977	2,495,589
Cost of shares redeemed	(24,204,534)	(17,452,015)
Change in Class A from capital transactions	(13,438,648)	(5,052,883)
Class C
Dividends reinvested	—	1
Change in Class C from capital transactions	—	1
Class R6
Proceeds from shares issued	73,687	95,565
Dividends reinvested	4,590	6,229
Cost of shares redeemed	(36,939)	(46,608)
Change in Class R6 from capital transactions	41,338	55,186
Institutional Class
Proceeds from shares issued	34,424,594	49,668,229
Dividends reinvested	6,433,567	6,217,171
Cost of shares redeemed	(62,241,118)	(32,329,095)
Change in Institutional Class from capital transactions	(21,382,957)	23,556,305
Change in net assets from capital transactions	(34,780,267)	18,558,609
Change in net assets	82,142,662	(33,812,744)
Net Assets:
Beginning of year	191,484,607	225,297,351
End of year	$ 273,627,269	$ 191,484,607
Shares Transactions:
Class A
Issued	644,627	816,205
Reinvested	137,561	187,150
Redeemed	(1,878,446)	(1,343,613)
Change in Class A	(1,096,258)	(340,258)
Class C(a)
Reinvested	—	—
Change in Class C	—	—
Class R6(a)
Issued	5,251	7,611
Reinvested	337	484
Redeemed	(2,593)	(3,619)
Change in Class R6	2,995	4,476
Institutional Class
Issued	2,494,426	4,394,565
Reinvested	434,814	459,117
Redeemed	(4,367,860)	(2,570,495)
Change in Institutional Class	(1,438,620)	2,283,187
Amounts designated as "—" are $0 or have been rounded to $0.

(a)	Effective March 9, 2020, the share class had a one-for-two reverse stock split. Share amounts for the periods have been adjusted to give effect to the one-for-two stock split.
See notes to financial statements.

STEWARD FUNDS
FINANCIAL HIGHLIGHTS

The following table sets forth the per share operating performance data for a share of capital stock outstanding, total return, ratios to average net assets and other supplemental data for the period indicated.
		Investment Operations:
	Net Asset Value, Beginning of Period	Net Investment Income/(Loss)	Net Realized and Unrealized Gain/(Loss) from Investments	Total from Investment Operations
Steward Covered Call Income Fund
Class A
Year ended April 30, 2021	$ 8.64	$ 0.05(d)	$ 2.59	$ 2.64
Year ended April 30, 2020	9.77	0.08 (d)	(0.54)	(0.46)
Year ended April 30, 2019	9.92	0.04	0.71	0.75
Period ended April 30, 2018(f)	10.00	0.03	(0.09)	(0.06)
Class C
Year ended April 30, 2021	$ 8.70	$(0.02) (d)(g)	$ 2.60	$ 2.58
Year ended April 30, 2020	9.84	— (d)	(0.53)	(0.53)
Year ended April 30, 2019	9.95	0.01	0.71	0.72
Period ended April 30, 2018(f)	10.00	— (h)	(0.05)	(0.05)
Class R6
Year ended April 30, 2021	$ 8.64	$ —(d)	$ 2.65	$ 2.65
Year ended April 30, 2020	9.80	— (d)(h)	(0.49)	(0.49)
Year ended April 30, 2019	9.92	— (h)	0.69	0.69
Period ended April 30, 2018(f)	10.00	— (h)	(0.05)	(0.05)
Institutional Class
Year ended April 30, 2021	$ 8.65	$ 0.07(d)	$ 2.61	$ 2.68
Year ended April 30, 2020	9.75	0.10 (d)	(0.53)	(0.43)
Year ended April 30, 2019	9.92	0.11	0.65	0.76
Period ended April 30, 2018(f)	10.00	0.03	(0.08)	(0.05)
Steward Global Equity Income Fund
Class A
Year ended April 30, 2021	$ 26.39	$ 0.53(d)	$ 11.40	$ 11.93
Year ended April 30, 2020	31.36	0.59 (d)	(3.16)	(2.57)
Year ended April 30, 2019	33.06	0.70 (d)	0.43	1.13
Year ended April 30, 2018	31.00	0.60	3.87	4.47
Year ended April 30, 2017	28.72	0.51	3.72	4.23
Class C
Year ended April 30, 2021	$ 27.65	$ 0.32(d)	$ 11.92	$ 12.24
Year ended April 30, 2020(i)	53.40	0.31 (d)	(23.63)	(23.32)
Year ended April 30, 2019(i)	80.20	0.70 (d)	(0.90) (g)	(0.20)
Period ended April 30, 2018(f)(i)	100.00	— (h)	0.70	0.70
Class R6
Year ended April 30, 2021	$ 25.00	$ 0.62(d)	$ 10.79	$ 11.41
Year ended April 30, 2020(i)	50.50	0.59 (d)	(23.57)	(22.98)
Year ended April 30, 2019(i)	79.90	2.10 (d)	(2.10) (g)	—
Period ended April 30, 2018(f)(i)	100.00	— (h)	0.80	0.80
Institutional Class
Year ended April 30, 2021	$ 26.48	$ 0.62(d)	$ 11.45	$ 12.07
Year ended April 30, 2020	31.45	0.68 (d)	(3.16)	(2.48)
Year ended April 30, 2019	33.15	0.79 (d)	0.44	1.23
Year ended April 30, 2018	31.06	0.71	3.88	4.59
Year ended April 30, 2017	28.77	0.63	3.70	4.33
Amounts designated as "—" are $0 or have been rounded to $0.
(a)	Not annualized for periods less than one year.
(b)	Annualized for periods less than one year.
(c)	Portfolio turnover is calculated on the basis of the Fund, as a whole, without distinguishing between the classes of shares issued.
(d)	Calculated based on average shares outstanding.
(e)	During the year, additional fees were voluntary waived or reimbursed. Had these fees not been waived or reimbursed, the net expense ratio for each class would have been 0.34% higher.
(f)	For the period December 14, 2017 (commencement of operations) through April 30, 2018.
(g)	Realized and unrealized gains and losses per share in this caption are balancing amounts necessary to reconcile the change in net asset value per share for the period, and may not reconcile with the aggregate gains and losses in the Statement of Operations due to share transactions for the period.
(h)	Expressed as ‘‘—’’ as the income and/or expenses accrued for the class were considered immaterial for presentation purposes relative to the size of the class.
(i)	Effective March 9, 2020, the share class had a one-for-ten reverse stock split. Share amounts for the periods have been adjusted to give effect to the one-for-ten stock split.
See notes to financial statements.

Distributions:						Supplemental data and ratios:
Net Investment Income	Capital Gains	Total Distributions	Net Asset Value, End of Period	Total Return(a)	Net Assets, End of Period (000's)	Ratio of Expenses to Average Net Assets Prior to Waivers(b)	Ratio of Expenses to Average Net Assets Net of Waivers(b)	Ratio of Net Investment Income/(Loss) to Average Net Assets(b)	Portfolio Turnover Rate(a)(c)

$(0.07)	$ (1.33)	$ (1.40)	$ 9.88	32.27%	$ 11	2.42%	1.25 (e)%	0.51%	156%
(0.10)	(0.57)	(0.67)	8.64	(5.45)	9	1.65	1.25	0.85	135
(0.09)	(0.81)	(0.90)	9.77	8.91	31	1.44	1.25	0.79	117
(0.02)	—	(0.02)	9.92	(0.56)	3	1.42	1.25	0.81	29

$(0.04)	$ (1.33)	$ (1.37)	$ 9.91	31.33%	$ 195	2.96%	2.00 (e)%	(0.18)%	156%
(0.04)	(0.57)	(0.61)	8.70	(6.10)	301	2.48	2.00	0.02	135
(0.02)	(0.81)	(0.83)	9.84	8.52	79	2.23	2.00	0.05	117
—	—	—	9.95	(0.50)	—	— (h)	— (h)	— (h)	29

$(0.07)	$ (1.33)	$ (1.40)	$ 9.89	32.48%	$ —	— (h)%	— (h)%	— (h)%	156%
(0.10)	(0.57)	(0.67)	8.64	(5.81)	—	— (h)	— (h)	— (h)	135
—	(0.81)	(0.81)	9.80	8.27	—	— (h)	— (h)	— (h)	117
(0.03)	—	(0.03)	9.92	(0.55)	—	— (h)	— (h)	— (h)	29

$(0.08)	$ (1.33)	$ (1.41)	$ 9.92	32.73%	$ 36,186	2.00%	1.00 (e)%	0.75%	156%
(0.10)	(0.57)	(0.67)	8.65	(5.15)	27,340	1.32	1.00	1.08	135
(0.12)	(0.81)	(0.93)	9.75	9.06	28,806	1.14	1.00	1.10	117
(0.03)	—	(0.03)	9.92	(0.54)	25,417	1.16	1.00	0.84	29

$(0.48)	$ (0.45)	$ (0.93)	$37.39	45.81%	$ 47,363	1.26%	1.26%	1.71%	67%
(0.58)	(1.82)	(2.40)	26.39	(9.41)	52,326	1.21	1.21	1.91	48
(0.67)	(2.16)	(2.83)	31.36	4.61	72,351	0.97	0.97	2.18	28
(0.59)	(1.82)	(2.41)	33.06	14.58	67,213	0.99	0.99	1.80	59
(0.56)	(1.39)	(1.95)	31.00	15.22	60,865	0.99	0.99	1.78	48

$(0.27)	$ (0.45)	$ (0.72)	$39.17	44.75%	$ 3,885	1.98%	1.98%	0.95%	67%
(0.61)	(1.82)	(2.43)	27.65	(10.12)	2,389	2.08	2.08	0.95	48
(5.00)	(21.60)	(26.60)	53.40	4.52	372	1.64	1.64	1.24	28
(2.30)	(18.20)	(20.50)	80.20	0.83	—	— (h)	— (h)	— (h)	59

$(0.66)	$ (0.45)	$ (1.11)	$35.30	46.35%	$ 239	0.87%	0.87%	2.03%	67%
(0.70)	(1.82)	(2.52)	25.00	(9.09)	121	0.90	0.90	1.72	48
(7.80)	(21.60)	(29.40)	50.50	5.04	6	0.61	0.61	2.75	28
(2.70)	(18.20)	(20.90)	79.90	0.86	—	— (h)	— (h)	— (h)	59

$(0.64)	$ (0.45)	$ (1.09)	$37.46	46.24%	$293,352	0.98%	0.98%	1.95%	67%
(0.67)	(1.82)	(2.49)	26.48	(9.09)	214,917	0.88	0.88	2.22	48
(0.77)	(2.16)	(2.93)	31.45	4.90	243,030	0.67	0.67	2.47	28
(0.68)	(1.82)	(2.50)	33.15	14.96	220,152	0.68	0.68	2.12	59
(0.65)	(1.39)	(2.04)	31.06	15.58	181,716	0.66	0.66	2.11	48

See notes to financial statements.

STEWARD FUNDS
FINANCIAL HIGHLIGHTS

		Investment Operations:
	Net Asset Value, Beginning of Period	Net Investment Income/(Loss)	Net Realized and Unrealized Gain/(Loss) from Investments	Total from Investment Operations
Steward International Enhanced Index Fund
Class A
Year ended April 30, 2021	$17.59	$0.37 (d)	$ 7.65	$ 8.02
Year ended April 30, 2020	22.01	0.46 (d)	(4.40)	(3.94)
Year ended April 30, 2019	23.01	0.53	(1.01)	(0.48)
Year ended April 30, 2018	20.45	0.43	2.59	3.02
Year ended April 30, 2017	18.65	0.36	1.81	2.17
Class C
Year ended April 30, 2021	$14.90	$ —(d)	$ 6.48	$ 6.48
Year ended April 30, 2020(f)	19.46	— (d)(e)	(4.12)	(4.12)
Year ended April 30, 2019(f)	20.16	— (e)	(0.70)	(0.70)
Period ended April 30, 2018(f)(g)	20.00	— (e)	0.46	0.46
Class R6
Year ended April 30, 2021	$14.95	$0.36 (d)	$ 6.50	$ 6.86
Year ended April 30, 2020(f)	19.42	0.37 (d)	(4.28)	(3.91)
Year ended April 30, 2019(f)	20.10	— (e)	(0.68)	(0.68)
Period ended April 30, 2018(f)(g)	20.00	— (e)	0.46	0.46
Institutional Class
Year ended April 30, 2021	$17.66	$0.40 (d)	$ 7.70	$ 8.10
Year ended April 30, 2020	22.08	0.53 (d)	(4.40)	(3.87)
Year ended April 30, 2019	23.09	0.59	(1.01)	(0.42)
Year ended April 30, 2018	20.51	0.51	2.59	3.10
Year ended April 30, 2017	18.70	0.43	1.81	2.24
Steward Large Cap Enhanced Index Fund
Class A
Year ended April 30, 2021	$39.31	$0.35 (d)	$17.55	$17.90
Year ended April 30, 2020	43.28	0.51 (d)	(3.41)	(2.90)
Year ended April 30, 2019	41.50	0.47	3.24	3.71
Year ended April 30, 2018	36.89	0.41	4.60	5.01
Year ended April 30, 2017	32.25	0.39	4.63	5.02
Class C
Year ended April 30, 2021	$35.97	$ —(d)(e)	$15.64	$15.64
Year ended April 30, 2020(h)	43.70	— (d)(e)	(6.69) (i)	(6.69)
Year ended April 30, 2019(h)	48.95	— (e)	2.30	2.30
Period ended April 30, 2018(g)(h)	50.00	— (e)	(0.10)	(0.10)
Class R6
Year ended April 30, 2021	$35.83	$0.51 (d)	$15.92	$16.43
Year ended April 30, 2020(h)	42.75	0.66 (d)	(6.40)	(5.74)
Year ended April 30, 2019(h)	48.80	0.20	2.30	2.50
Period ended April 30, 2018(g)(h)	50.00	— (e)	0.05	0.05
Institutional Class
Year ended April 30, 2021	$39.23	$0.45 (d)	$17.54	$17.99
Year ended April 30, 2020	43.16	0.65 (d)	(3.42)	(2.77)
Year ended April 30, 2019	41.34	0.60	3.23	3.83
Year ended April 30, 2018	36.72	0.53	4.57	5.10
Year ended April 30, 2017	32.07	0.48	4.63	5.11
Amounts designated as "—" are $0 or have been rounded to $0.
(a)	Not annualized for periods less than one year.
(b)	Annualized for periods less than one year.
(c)	Portfolio turnover is calculated on the basis of the Fund, as a whole, without distinguishing between the classes of shares issued.
(d)	Calculated based on average shares outstanding.
(e)	Expressed as ‘‘—’’ as the income and/or expenses accrued for the class were considered immaterial for presentation purposes relative to the size of the class.
(f)	Effective March 9, 2020, the share class had a one-for-two reverse stock split. Share amounts for the periods have been adjusted to give effect to the one-for-two stock split.
(g)	For the period December 14, 2017 (commencement of operations) through April 30, 2018.
(h)	Effective March 9, 2020, the share class had a one-for-five reverse stock split. Share amounts for the periods have been adjusted to give effect to the one-for-five stock split.
(i)	Realized and unrealized gains and losses per share in this caption are balancing amounts necessary to reconcile the change in net asset value per share for the period, and may not reconcile with the aggregate gains and losses in the Statement of Operations due to share transactions for the period.
See notes to financial statements.

Distributions:						Supplemental data and ratios:
Net Investment Income	Capital Gains	Total Distributions	Net Asset Value, End of Period	Total Return(a)	Net Assets, End of Period (000's)	Ratio of Expenses to Average Net Assets(b)	Ratio of Net Investment Income/(Loss) to Average Net Assets(b)	Portfolio Turnover Rate(a)(c)

$(0.25)	$(0.51)	$(0.76)	$24.85	46.20%	$ 8,721	1.00%	1.81%	14%
(0.48)	—	(0.48)	17.59	(18.18)	28,007	1.06	2.20	15
(0.52)	—	(0.52)	22.01	(1.99)	29,734	1.01	2.43	10
(0.46)	—	(0.46)	23.01	14.92	27,085	1.02	1.88	10
(0.37)	—	(0.37)	20.45	11.85	17,922	1.01	1.88	16

$(0.22)	$(0.51)	$(0.73)	$20.65	44.09%	$ —	— (e)%	— (e)%	14%
(0.44)	—	(0.44)	14.90	(19.85)	—	— (e)	— (e)	15
—	—	—	19.46	(3.47)	—	— (e)	— (e)	10
(0.30)	—	(0.30)	20.16	2.32	—	— (e)	— (e)	10

$(0.39)	$(0.51)	$(0.90)	$20.91	46.71%	$ 635	0.64%	1.98%	14%
(0.56)	—	(0.56)	14.95	(18.52)	475	0.68	2.14	15
—	—	—	19.42	(3.38)	—	— (e)	— (e)	10
(0.36)	—	(0.36)	20.10	2.32	—	— (e)	— (e)	10

$(0.38)	$(0.51)	$(0.89)	$24.87	46.56%	$171,237	0.76%	1.86%	14%
(0.55)	—	(0.55)	17.66	(17.87)	98,451	0.72	2.55	15
(0.59)	—	(0.59)	22.08	(1.74)	116,694	0.71	2.73	10
(0.52)	—	(0.52)	23.09	15.29	112,524	0.71	2.28	10
(0.43)	—	(0.43)	20.51	12.24	114,580	0.67	2.22	16

$(0.35)	$(3.74)	$(4.09)	$53.12	47.01%	$ 28,751	0.82%	0.75%	32%
(0.40)	(0.67)	(1.07)	39.31	(6.91)	39,094	0.84	1.18	32
(0.42)	(1.51)	(1.93)	43.28	9.78	41,401	0.80	1.09	27
(0.40)	—	(0.40)	41.50	13.61	47,998	0.84	1.02	23
(0.38)	—	(0.38)	36.89	15.63	47,052	0.82	1.10	25

$(0.24)	$(3.74)	$(3.98)	$47.63	44.88%	$ —	— (e)%	— (e)%	32%
(0.37)	(0.67)	(1.04)	35.97	(9.02)	—	— (e)	— (e)	32
—	(7.55)	(7.55)	43.70	8.13	—	— (e)	— (e)	27
(0.95)	—	(0.95)	48.95	(0.27)	—	— (e)	— (e)	23

$(0.55)	$(3.74)	$(4.29)	$47.97	47.55%	$ 520	0.45%	1.23%	32%
(0.51)	(0.67)	(1.18)	35.83	(6.63)	49,643	0.46	1.60	32
(1.00)	(7.55)	(8.55)	42.75	8.70	55,924	0.46	1.20	27
(1.25)	—	(1.25)	48.80	0.02	—	— (e)	— (e)	23

$(0.53)	$(3.74)	$(4.27)	$52.95	47.40%	$368,701	0.55%	0.97%	32%
(0.49)	(0.67)	(1.16)	39.23	(6.61)	306,875	0.52	1.51	32
(0.50)	(1.51)	(2.01)	43.16	10.13	328,404	0.50	1.39	27
(0.48)	—	(0.48)	41.34	13.93	345,522	0.54	1.32	23
(0.46)	—	(0.46)	36.72	16.02	319,230	0.50	1.40	25

See notes to financial statements.

STEWARD FUNDS
FINANCIAL HIGHLIGHTS

		Investment Operations:
	Net Asset Value, Beginning of Period	Net Investment Income/(Loss)	Net Realized and Unrealized Gain/(Loss) from Investments	Total from Investment Operations
Steward Select Bond Fund
Class A
Year ended April 30, 2021	$25.38	$0.34 (d)	$(0.33)	$ 0.01
Year ended April 30, 2020	24.36	0.47 (d)	1.03	1.50
Year ended April 30, 2019	23.96	0.49	0.39	0.88
Year ended April 30, 2018	24.58	0.40	(0.60)	(0.20)
Year ended April 30, 2017	24.99	0.43	(0.40)	0.03
Class C
Year ended April 30, 2021	$28.84	$0.24 (d)	$(0.50)	$(0.26)
Year ended April 30, 2020(e)	29.13	— (d)(f)	0.12	0.12
Year ended April 30, 2019(e)	28.71	— (f)	0.42	0.42
Period ended April 30, 2018(e)(g)	30.00	— (f)	(0.66)	(0.66)
Class R6
Year ended April 30, 2021	$28.72	$ —(d)(f)	$(0.29)	$(0.29)
Year ended April 30, 2020(e)	28.98	— (d)(f)	0.31	0.31
Year ended April 30, 2019(e)	28.56	— (f)	0.42	0.42
Period ended April 30, 2018(e)(g)	30.00	— (f)	(0.69)	(0.69)
Institutional Class
Year ended April 30, 2021	$25.28	$0.39 (d)	$(0.32)	$ 0.07
Year ended April 30, 2020	24.25	0.55 (d)	1.03	1.58
Year ended April 30, 2019	23.85	0.55	0.40	0.95
Year ended April 30, 2018	24.47	0.48	(0.61)	(0.13)
Year ended April 30, 2017	24.87	0.51	(0.39)	0.12
Steward Small-Mid Cap Enhanced Index Fund
Class A
Year ended April 30, 2021	$10.54	$0.04 (d)	$ 7.49	$ 7.53
Year ended April 30, 2020	13.94	0.07 (d)	(2.91)	(2.84)
Year ended April 30, 2019	15.70	0.09	0.03 (h)	0.12
Year ended April 30, 2018	15.44	0.11	1.37	1.48
Year ended April 30, 2017	13.26	0.06	2.64	2.70
Class C
Year ended April 30, 2021	$ 9.84	$ —(d)	$ 6.81	$ 6.81
Year ended April 30, 2020(i)	13.64	— (d)(f)	(3.27)	(3.27)
Year ended April 30, 2019(i)	17.52	— (f)	(0.32)	(0.32)
Period ended April 30, 2018(g)(i)	20.00	— (f)	(0.08)	(0.08)
Class R6
Year ended April 30, 2021	$ 9.87	$0.08 (d)	$ 7.01	$ 7.09
Year ended April 30, 2020(i)	13.56	0.14 (d)	(3.24)	(3.10)
Year ended April 30, 2019(i)	17.48	— (f)	(0.36)	(0.36)
Period ended April 30, 2018(g)(i)	20.00	— (f)	(0.08)	(0.08)
Institutional Class
Year ended April 30, 2021	$10.74	$0.07 (d)	$ 7.65	$ 7.72
Year ended April 30, 2020	14.19	0.11 (d)	(2.98)	(2.87)
Year ended April 30, 2019	15.93	0.13	0.04 (h)	0.17
Year ended April 30, 2018	15.65	0.15	1.39	1.54
Year ended April 30, 2017	13.43	0.11	2.67	2.78
Amounts designated as "—" are $0 or have been rounded to $0.
(a)	Not annualized for periods less than one year.
(b)	Annualized for periods less than one year.
(c)	Portfolio turnover is calculated on the basis of the Fund, as a whole, without distinguishing between the classes of shares issued.
(d)	Calculated based on average shares outstanding.
(e)	Effective March 9, 2020, the share class had a one-for-three reverse stock split. Share amounts for the periods have been adjusted to give effect to the one-for-three stock split.
(f)	Expressed as ‘‘—’’ as the income and/or expenses accrued for the class were considered immaterial for presentation purposes relative to the size of the class.
(g)	For the period December 14, 2017 (commencement of operations) through April 30, 2018.
(h)	Realized and unrealized gains and losses per share in this caption are balancing amounts necessary to reconcile the change in net asset value per share for the period, and may not reconcile with the aggregate gains and losses in the Statement of Operations due to share transactions for the period.
(i)	Effective March 9, 2020, the share class had a one-for-two reverse stock split. Share amounts for the periods have been adjusted to give effect to the one-for-two stock split.
See notes to financial statements.

Distributions:						Supplemental data and ratios:
Net Investment Income	Capital Gains	Total Distributions	Net Asset Value, End of Period	Total Return(a)	Net Assets, End of Period (000's)	Ratio of Expenses to Average Net Assets(b)	Ratio of Net Investment Income/(Loss) to Average Net Assets(b)	Portfolio Turnover Rate(a)(c)

$(0.34)	$ —	$(0.34)	$25.05	0.04%	$ 5,989	0.94%	1.34%	24%
(0.48)	—	(0.48)	25.38	6.21	9,234	0.99	1.87	22
(0.48)	—	(0.48)	24.36	3.72	10,115	0.95	1.97	25
(0.42)	—	(0.42)	23.96	(0.82)	11,134	0.96	1.67	5
(0.44)	—	(0.44)	24.58	0.11	10,664	0.95	1.71	18

$(0.20)	$ —	$(0.20)	$28.38	(0.90)%	$ 5	1.12%	0.85%	24%
(0.41)	—	(0.41)	28.84	2.08	—	— (f)	— (f)	22
—	—	—	29.13	1.46	—	— (f)	— (f)	25
(0.63)	—	(0.63)	28.71	(2.27)	—	— (f)	— (f)	5

$(0.46)	$ —	$(0.46)	$27.97	(1.04)%	$ —	— (f)%	— (f)%	24%
(0.57)	—	(0.57)	28.72	3.34	—	— (f)	— (f)	22
—	—	—	28.98	1.47	—	— (f)	— (f)	25
(0.75)	—	(0.75)	28.56	(2.30)	—	— (f)	— (f)	5

$(0.45)	$ —	$(0.45)	$24.90	0.26%	$181,279	0.70%	1.54%	24%
(0.55)	—	(0.55)	25.28	6.60	142,421	0.65	2.24	22
(0.55)	—	(0.55)	24.25	4.05	152,356	0.66	2.28	25
(0.49)	—	(0.49)	23.85	(0.54)	151,593	0.66	1.98	5
(0.52)	—	(0.52)	24.47	0.50	147,953	0.61	2.05	18

$(0.06)	$(0.49)	$(0.55)	$17.52	72.56%	$ 64,997	0.78%	0.31%	36%
(0.10)	(0.46)	(0.56)	10.54	(21.24)	50,646	0.81	0.58	28
(0.10)	(1.78)	(1.88)	13.94	3.18	71,719	0.81	0.56	33
(0.08)	(1.14)	(1.22)	15.70	9.59	77,227	0.83	0.69	29
(0.07)	(0.45)	(0.52)	15.44	20.44	69,001	0.87	0.43	36

$(0.01)	$(0.50)	$(0.51)	$16.14	70.10%	$ —	— (f)%	— (f)%	36%
(0.07)	(0.46)	(0.53)	9.84	(22.17)	—	— (f)	— (f)	28
—	(3.56)	(3.56)	13.64	2.55	—	— (f)	— (f)	33
(0.12)	(2.28)	(2.40)	17.52	(0.48)	—	— (f)	— (f)	29

$(0.10)	$(0.49)	$(0.59)	$16.37	73.12%	$ 125	0.47%	0.52%	36%
(0.13)	(0.46)	(0.59)	9.87	(20.85)	46	0.50	1.11	28
—	(3.56)	(3.56)	13.56	2.27	3	— (f)	— (f)	33
(0.16)	(2.28)	(2.44)	17.48	(0.56)	—	— (f)	— (f)	29

$(0.09)	$(0.50)	$(0.59)	$17.87	73.00%	$208,505	0.57%	0.51%	36%
(0.12)	(0.46)	(0.58)	10.74	(21.05)	140,792	0.55	0.86	28
(0.13)	(1.78)	(1.91)	14.19	3.51	153,576	0.53	0.84	33
(0.12)	(1.14)	(1.26)	15.93	9.87	154,975	0.57	0.95	29
(0.11)	(0.45)	(0.56)	15.65	20.80	130,717	0.58	0.72	36
See notes to financial statements.

STEWARD FUNDS
NOTES TO FINANCIAL STATEMENTS — April 30, 2021

Note 1	—	Organization:
Steward Funds, Inc. (‘‘SFI’’), a Maryland corporation, is registered under the Investment Company Act of 1940, as amended (the ‘‘1940 Act’’), as a diversified open-end management investment company and follows the investment company accounting and reporting guidance under Financial Accounting Standards Board (‘‘FASB’’) Accounting Standards Codification (‘‘ASC’’) Topic 946 Financial Services — Investment Companies. As of April 30, 2021, SFI is composed of six separate operational funds, each a series of SFI (each a ‘‘Fund’’ and collectively the ‘‘Funds’’). The accompanying financial statements are presented for the following six Funds:
Steward Covered Call Income Fund
Steward Global Equity Income Fund
Steward International Enhanced Index Fund
Steward Large Cap Enhanced Index Fund
Steward Select Bond Fund
Steward Small-Mid Cap Enhanced Index Fund
Each Fund currently offers four classes of shares: ‘‘Class A’’, ‘‘Class C’’, ‘‘Class R6’’, and ‘‘Institutional Class’’ (each a ‘‘Class’’ and collectively the ‘‘Classes’’). Each Class of shares has equal rights as to earnings, assets and voting privileges, except that each Class has a different expense structure. Each Class of shares has exclusive voting rights with respect to matters that affect just that Class or on which the interests of the Class differ from the interests of the other Classes. Income and realized and unrealized gains and losses on investments are allocated to each Class of shares based on its relative net assets.
Note 2	—	Investment Objectives and Strategies:
Steward Covered Call Income Fund seeks to provide dividend income and options premium income, with the potential for capital appreciation and less volatility than the broad equity market. The Fund invests primarily in common stocks of large capitalization U.S. companies, most of which pay dividends, with sufficient liquidity and option market interest to suggest that call options can readily be written on those securities. The Fund writes (sells) covered call options on those securities with the overall goal of providing options premium income and lowering volatility of the Fund's portfolio when compared to the broader uncovered large capitalization securities market.
Steward Global Equity Income Fund seeks to provide current income along with growth of capital. The Fund invests primarily in U.S. and non-U.S. dividend-paying common stocks of large, medium and small capitalization companies that represent a broad spectrum of the global economy. The Fund’s non-U.S. investments will be primarily in the form of depositary receipts (‘‘DRs’’) or dual listed securities, or U.S. dollar-denominated instruments representing securities of non-U.S. issuers that are traded in the U.S. or in non-U.S. markets.
Steward International Enhanced Index Fund seeks to provide long-term capital appreciation. The Fund invests primarily in DRs or dual listed securities representing securities of companies located or domiciled outside of the United States and allocates selectively between securities of developed market companies and emerging market companies.
Steward Large Cap Enhanced Index Fund seeks to provide long-term capital appreciation. The Fund invests primarily in common stocks of large capitalization companies that represent a broad spectrum of the United States economy and allocates selectively between growth and value securities.
Steward Select Bond Fund seeks to provide high current income with capital appreciation. The Fund invests primarily in fixed income securities, such as corporate bonds, mortgage-backed securities and government and agency bonds and notes.
Steward Small-Mid Cap Enhanced Index Fund seeks to provide long-term capital appreciation. The Fund invests primarily in common stocks of small and medium capitalization companies that represent a broad spectrum of the United States economy and allocates selectively between growth and value securities.
In pursuing their investment objectives, the Funds apply a comprehensive set of values-based screens to all of their portfolio investments.

Note 3	—	Significant Accounting Policies:
The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America (‘‘GAAP’’) requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ materially from those estimates. The following summarizes the significant accounting policies of the Funds.
Portfolio Valuation: Fund investments are recorded at fair value. In determining fair value, the Funds use various valuation approaches. Equity securities listed on a domestic or foreign exchange are valued at the last sale price on the day of valuation or, if there was no sale that day, at the mean between the last reported bid and asked prices as of the close of trading. Equity securities traded on The NASDAQ Stock Market LLC (‘‘NASDAQ’’) use the official closing price, if available, and otherwise, use the last reported sale price, or the mean between the last reported bid and asked prices if there was no sale on that day. Equity securities that are traded in the over-the-counter market only, but that are not included on NASDAQ, are valued at the last sale price on the day of valuation. Debt securities (other than short-term debt obligations), including listed issues, are valued at the bid price. These prices will be obtained by the Funds’ accounting services agent from approved independent pricing sources. Independent pricing services typically use information provided by market makers or estimates of market values obtained from yield data relating to investments or securities with similar characteristics. The service providers' internal models use inputs that are observable such as, among other things, issuer details, interest rates, yield curves, prepayment speeds, credit risks/spreads, default rates and quoted prices for similar assets. Short-term debt obligations (those with remaining maturities of 60 days or less) are valued at amortized cost. Open-end money market mutual funds are valued at net asset value per share. Exchange-traded options are valued (i) at the last reported sale price, or, (ii) if there is no last sale price, at the most recent bid for long options and the most recent ask for short options. Each of these valuation methods has been determined in good faith by the Funds’ Board of Directors (the “Board”) to represent fair value for the affected securities. If securities or other assets held by the Funds cannot be valued as set forth above or if a market price or quotation for a security or other asset is not readily available, or cannot be determined, or if any market price or quotation is deemed to be unreliable or inaccurate by the Funds’ investment adviser, the security will be priced at its fair value in accordance with procedures approved by the Board.
GAAP establishes a fair value hierarchy for inputs used in measuring fair value that maximizes the use of observable inputs and minimizes the use of unobservable inputs by requiring that the most observable inputs be used when available. Observable inputs are those that market participants would use in pricing the asset or liability based on market data obtained from sources independent of the Funds. Unobservable inputs reflect the Funds’ assumptions about the inputs market participants would use in pricing the asset or liability developed based on the best information available in the circumstances.
The fair value hierarchy is categorized into three levels based on the inputs as follows:
Level 1 — Quoted prices in active markets for identical securities and net asset values for money market funds.
Level 2 — Other significant observable inputs other than Level 1 quoted prices (including, but not limited to, quoted prices for similar securities, interest rates, prepayment speeds and credit risks).
Level 3 — Significant unobservable inputs (including the Funds’ own assumptions in determining the fair value of investments).
Pursuant to these valuation policies, equity securities and written options contracts are generally categorized as Level 1 securities in the fair value hierarchy (unless there is a fair valuation event, in which case affected securities are generally categorized as Level 2). Debt securities are generally categorized as Level 2 securities in the fair value hierarchy, except that U.S. Treasury debt securities may be categorized as Level 1. Money market funds are generally categorized as Level 1 securities in the fair value hierarchy. Changes in valuation techniques may result in transfers in or out of an assigned level within the fair value hierarchy.

The following table presents a summary of inputs used to value the Funds’ investments as of April 30, 2021:
	Investments in Securities
Fund	LEVEL 1	LEVEL 2	LEVEL 3	Total
Steward Covered Call Income Fund
Security Type
Common Stocks*	$ 37,159,742	$ —	$ —	$ 37,159,742
Money Market Fund	451,068	—	—	451,068
Total Investment Securities	$ 37,610,810	$ —	$ —	$ 37,610,810
Other Financial Instruments:^
Written Call Options	$ (1,264,243)	$ —	$ —	$ (1,264,243)
Total Investments	$ 36,346,567	$ —	$ —	$ 36,346,567
Steward Global Equity Income Fund
Security Type
Common Stocks*	$ 339,820,123	$ —	$ —	$ 339,820,123
Money Market Fund	4,849,202	—	—	4,849,202
Total Investments	$ 344,669,325	$ —	$ —	$ 344,669,325
Steward International Enhanced Index Fund
Security Type
Common Stocks*	$ 174,436,468	$ —	$ —	$ 174,436,468
Master Limited Partnerships*	618,095	—	—	618,095
Preferred Stocks*	2,840,724	—	—	2,840,724
Money Market Fund	2,378,046	—	—	2,378,046
Total Investments	$ 180,273,333	$ —	$ —	$ 180,273,333
Steward Large Cap Enhanced Index Fund
Security Type
Common Stocks*	$ 394,965,850	$ —	$ —	$ 394,965,850
Money Market Fund	2,867,962	—	—	2,867,962
Total Investments	$ 397,833,812	$ —	$ —	$ 397,833,812
Steward Select Bond Fund
Security Type
Corporate Bonds*	$ —	$ 126,502,649	$ —	$ 126,502,649
Municipal Bonds	—	350,206	—	350,206
U.S. Government Agencies	—	21,991,726	—	21,991,726
U.S. Government Agency Mortgage-Backed Obligations	—	11,007,340	—	11,007,340
U.S. Treasury Obligations	—	17,102,631	—	17,102,631
Preferred Stocks*	1,021,800	—	—	1,021,800
Money Market Fund	11,360,833	—	—	11,360,833
Total Investments	$ 12,382,633	$ 176,954,552	$ —	$ 189,337,185
Steward Small-Mid Cap Enhanced Index Fund
Security Type
Common Stocks*	$ 270,785,901	$ —	$ —	$ 270,785,901
Right*	—	—	—**	—
Money Market Fund	2,906,188	—	—	2,906,188
Total Investments	$ 273,692,089	$ —	$ —	$ 273,692,089

*	Please refer to the Schedule of Portfolio Investments to view common stocks, master limited partnerships, corporate bonds, preferred stocks, and rights segregated by industry type.
**	Level 3 security has zero value.
^	Other Financial Instruments would include any derivative instruments, such as written options contracts. These investments are generally recorded in the financial statements at fair value.

Securities Transactions and Investment Income: Portfolio security transactions are recorded on the trade date. Net realized gains or losses on sales of securities are determined by the identified cost method. Interest income, adjusted for accretion of discounts and amortization of premiums, is recorded on the accrual basis. Debt obligations may be placed in non-accrual status and related interest income may be reduced by ceasing current accruals and writing off interest receivables when the collection of all or a portion of interest has become doubtful as identified by the Funds’ investment adviser. The treatment of such interest income may be different for federal income tax purposes. Discounts and premiums on securities purchased are amortized or accreted using the effective interest method. Dividend income is recorded on the ex-dividend date, or as soon as practical after a Fund determines the existence of a dividend declaration after exercising reasonable due diligence. Income and capital gains on some foreign securities may be subject to foreign withholdings taxes, which are accrued as applicable, and have been provided for in accordance with the Funds’ understanding of the applicable country’s tax rules and regulations.
Dividends and Distributions to Shareholders: Dividends from net investment income, if any, from the Funds are declared and paid quarterly. All net realized long-term or short-term capital gains, if any, are declared and distributed at least annually.
Income dividends and capital gains distributions are recorded on the ex-dividend date and are determined in accordance with income tax regulations, which may differ from GAAP. These differences are primarily due to differing treatments of income, gains and losses on various investment securities held by the Funds, timing differences in the recognition of income, gains and losses and differing characterizations of distributions made by the Funds. To the extent they exceed net investment income and net realized capital gains for tax purposes, they are reported as distribution of capital.
Written Options Contracts: Steward Covered Call Income Fund may write (sell) covered call options. Premiums received from written options contracts are recorded as liabilities and are marked-to-market to reflect the current value of the options written. When writing an option, the Fund bears the market risk of unfavorable changes in the price of the underlying instrument.
The notional amount of written options outstanding at April 30, 2021 was $28,736,750. The twelve month average notional amount for written options contracts for the year ended April 30, 2021 was $25,668,154.
Transactions in derivative instruments reflected on the Statements of Assets and Liabilities and Statements of Operations, categorized by risk exposure, as of April 30, 2021, are:
		Liability Derivatives
Fund	Primary Risk Exposure	Statements of Asset and Liabilities Location	Total Fair Value
Steward Covered Call Income Fund	Equity Risk Options Contracts	Written options at fair value	$(1,264,243)

		Realized Gain/(Loss) on Derivatives Recognized as a Result from Operations	Change in Unrealized Appreciation/(Depreciation) on Derivatives Recognized as a Result from Operations
Fund	Primary Risk Exposure	Net realized gains on options transactions	Change in unrealized appreciation on options transactions
Steward Covered Call Income Fund	Equity Risk	$2,161,055	$79,098
Federal Income Taxes: The Funds intend to continue to qualify as regulated investment companies under Sub-Chapter M of the Internal Revenue Code and accordingly, will generally not be subject to federal and state income taxes or federal excise taxes to the extent that they intend to make sufficient distributions of net investment income and net realized capital gains.
As of and during the year ended April 30, 2021, the Funds did not have a liability for any unrecognized tax benefits. The Funds recognize interest and penalties, if any, related to unrecognized tax benefits as income tax expense in the Statements of Operations. During the period, the Funds did not incur any interest or penalties. For all open tax years, management of the Funds has concluded that there are no significant uncertain tax positions that would require recognition in the financial statements. Further, management of the Funds is not aware of any tax positions for which it is reasonably possible that the total amounts of any unrecognized tax benefits will significantly change over the next fiscal year.
Allocation of Expenses: Expenses directly attributable to a Fund or Class are charged directly to that Fund or Class, while expenses that are attributable to more than one Fund or Class are allocated among the respective Funds and their Classes based upon relative net assets or some other reasonable method.

Foreign Securities: Investments in securities of issuers in foreign countries involve risks not associated with domestic investments. These risks include, but are not limited to: (1) political and financial instability; (2) currency exchange rate fluctuations; (3) greater price volatility and less liquidity in particular securities and in certain foreign markets; (4) lack of uniform accounting, auditing and financial reporting standards; (5) less government regulation and supervision of some foreign stock exchanges, brokers and listed companies; (6) delays in transaction settlement in certain foreign markets; and (7) less availability of information. Securities of issuers in emerging and developing countries raise additional risks relative to investments in developed country issuers, including exposure to less mature and diversified economies and to less stable market and political systems, as well as to possible currency transfer restrictions, delays and disruptions in settlement of transactions, and higher volatility than found in developed countries.
Affiliated Securities Transactions: Pursuant to Rule 17a-7 under the 1940 Act, the Funds may engage in securities transactions with affiliated investment companies and advisory accounts managed by Crossmark Global Investments, Inc. (‘‘Crossmark Global Investments’’ or the ‘‘Adviser’’). Any such purchase or sale transaction must be effected without a brokerage commission or other remuneration, except for customary transfer fees. The transaction must be effected at the current market price, which is either the security’s last sale price on an exchange or, if there are no transactions in the security that day, at the average of the highest bid and lowest asked price. During the year ended April 30, 2021, the Funds did not engage in any Rule 17a-7 transactions.
When-Issued Securities: Steward Select Bond Fund may contract to purchase securities for a fixed price at a transaction date beyond the customary settlement period (i.e., ‘‘when issued”) consistent with the Fund's ability to manage its investment portfolio. No interest will be earned by the Fund on such purchases until the securities are delivered, however, the market value may change prior to delivery. When the Fund makes a commitment to purchase a security on a forward commitment basis, cash or liquid securities equal to the amount of such Fund’s commitments will be reserved for payment of the commitment.
Note 4	—	Investment Advisory and Other Agreements:
Crossmark Global Investments, a wholly-owned subsidiary of Crossmark Global Holdings, Inc. (‘‘Crossmark Global Holdings’’), serves as investment adviser to the Funds. Crossmark Global Investments provides investment advisory services to investment companies, pension and profit sharing accounts, corporations and individuals. Subject to the authority of the Board, the Adviser provides the Funds with continuous investment advisory services in accordance with an investment advisory agreement between the Adviser and SFI, on behalf of the Funds. Crossmark Global Investments receives compensation for its services as investment adviser. The fee is accrued daily and paid monthly based on each Fund’s average daily net assets. Pursuant to the terms of the investment advisory agreement, Crossmark Global Investments has full discretion to manage the assets of the Funds in accordance with their investment objectives.
As compensation for its services as investment adviser, each Fund pays Crossmark Global Investments, on a monthly basis, an investment advisory fee calculated daily, based on the average daily net assets of the Fund, at the following annual rates:
Steward Covered Call Income Fund	Steward Large Cap Enhanced Index Fund
— 0.625% of the first $1 billion	— 0.215% of the first $1 billion
— 0.5625% of assets over $1 billion	— 0.1935% of assets over $1 billion
Steward Global Equity Income Fund	Steward Select Bond Fund
— 0.625% of the first $1 billion	— 0.315% of the first $1 billion
— 0.5625% of assets over $1 billion	— 0.2835% of assets over $1 billion
Steward International Enhanced Index Fund	Steward Small-Mid Cap Enhanced Index Fund
— 0.365% of the first $1 billion	— 0.215% of the first $1 billion
— 0.3285% of assets over $1 billion	— 0.1935% of assets over $1 billion
Crossmark Global Investments has entered into an expense limitation agreement with Steward Covered Call Income Fund. Under the terms of the agreement, to the extent that ordinary operating expenses incurred by each Class of Steward Covered Call Income Fund in any fiscal year exceed the expense limit for such Class of the Fund, such excess amount will be the liability of the Adviser. Brokerage costs, interest, taxes, dividend expense on short positions, litigation and indemnification expenses, expenses associated with the investments in underlying investment companies, and extraordinary expenses are excluded from the expense limitation agreement. The expense limitation agreement may be terminated by the Board at any time and will terminate automatically upon the termination of the Advisory Agreement. As of April 30, 2021, the contractual expense limitations were as follows:

	In effect through August 30, 2021
Fund	Class A	Class C	Class R6	Institutional Class
Steward Covered Call Income Fund	1.25%	2.00%	0.90%	1.00%
Steward Covered Call Income Fund has agreed to repay fees and expenses that were contractually waived or reimbursed by the Adviser for a period up to three fiscal years after the fiscal year in which such waiver or reimbursement was made to the extent such repayments would not cause the ordinary operating expenses of a Class to exceed the expense limitation in place at time of the waiver or reimbursement or any expense limitation agreement in place at the time of repayment, whichever is lower. Any amounts repaid by the Fund and recouped by the Adviser during the year are reflected on the Statements of Operations as ‘‘Recoupment of prior expenses reimbursed by the Adviser.’’
From time to time, the Adviser may voluntarily waive fees or reimburse expenses of a Fund. These voluntary waivers or reimbursements may be terminated at any time at the option of the Adviser. For the fiscal year ended April 30, 2021, the Adviser voluntarily waived options commission charges of $108,278 incurred by Steward Covered Call Income Fund, which may be recouped by the Adviser.
As of April 30, 2021, the amounts subject to repayment by the Fund in subsequent years under the expense limitation agreement and for voluntary waivers or reimbursements subject to recoupment were as follows:
Fund	Expires April 30, 2022	Expires April 30, 2023	Expires April 30, 2024
Steward Covered Call Income Fund	$37,844	$96,611	$314,550
Crossmark Global Investments serves as the administrator of the Funds. For its administration and compliance services, Crossmark Global Investments receives a monthly fee from each Fund calculated at the annual rate of 0.075% of the first $1 billion of the average daily net assets of that Fund and 0.0675% of assets over $1 billion.
Crossmark Distributors, Inc. (‘‘Crossmark Distributors’’) serves as the distributor of the Funds’ shares. Crossmark Distributors is an affiliate of Crossmark Global Investments, and both are wholly-owned subsidiaries of Crossmark Global Holdings.
Each of the Funds has adopted a Service and Distribution Plan (the “Plan”) pursuant to Rule 12b-1 under the 1940 Act. The Plan allows each Fund, out of assets attributable to Class A shares, to compensate Crossmark Distributors at an annual rate of 0.25% for its services in connection with the sale and distribution of Class A shares and for services to Class A shareholders. The Plan allows each Fund, out of assets attributable to Class C shares, to compensate Crossmark Distributors at an annual rate of 1.00% for its services in connection with the sale and distribution of Class C shares and for services to Class C shareholders. Because these fees are paid out of Class A and Class C assets on an ongoing basis over time these fees will increase the cost of your investment in Class A and Class C shares and may cost you more than paying other types of sales charges. Institutional Class and Class R6 shares are not subject to the Plan.
Each of the Funds has also adopted a Sub-Accounting Services Plan with respect to its Class A, Class C and Institutional Class shares, which provides that each Fund shall reimburse Crossmark Distributors out of the assets of the Fund attributable to the applicable Class for payments by Crossmark Distributors to certain third party providers that assist in the servicing of certain group accounts in which Fund shareholders of the applicable Class participate. For asset-based fee arrangements between Crossmark Distributors and third party providers, the amounts payable to Crossmark Distributors may not exceed, on an annual basis, 0.20% of the average daily net assets of the applicable Class of the Fund. For per-account arrangements between Crossmark Distributors and third party providers, the amounts payable to Crossmark Distributors may not exceed, on an annual basis, $20 per account. These fees are in addition to fees payable under the Service and Distribution Plan. Class R6 shares are not subject to the Sub-Accounting Services Plan.
Certain officers and directors of the Funds are also officers and/or directors of Crossmark Global Investments and/or Crossmark Distributors.
The Northern Trust Company (‘‘Northern Trust’’) acts as fund accounting and sub-administration services provider for each Fund. Under the terms of the Fund Administration and Accounting Services Agreement, Northern Trust is paid annual class fees which shall apply to each additional class of shares of each Fund that has more than a single share class, and is entitled to receive a monthly fee from each Fund calculated at the annual rate of 0.05% on the first $500 million of the Funds’ aggregate average daily net assets. The rate then declines to 0.04% on the next $500 million of aggregate average daily net assets, and to 0.03% on the next $1 billion of aggregate average daily net assets, and to 0.02% on aggregate average daily net assets over $2 billion thereafter subject to certain minimums and additional fees. Northern Trust receives additional fees for sub-administration services and reimbursement of certain expenses. Northern Trust also serves as the Funds’ transfer agent and is paid annual class and per account fees.
Note 5	—	Purchases and Sales of Securities:
Purchases and sales of portfolio securities (excluding short-term securities and U.S. government securities) for the year ended April 30, 2021, were as follows:
Fund	Purchases	Sales
Steward Covered Call Income Fund	$ 52,565,983	$ 49,771,893
Steward Global Equity Income Fund	199,586,385	231,841,743
Steward International Enhanced Index Fund	21,414,107	24,443,388
Steward Large Cap Enhanced Index Fund	132,776,574	285,652,903
Steward Select Bond Fund	52,732,092	30,917,140
Steward Small-Mid Cap Enhanced Index Fund	81,551,440	123,606,136
Purchases and sales of U.S. government securities for the year ended April 30, 2021, were as follows:
Fund	Purchases	Sales
Steward Select Bond Fund	$ 25,160,997	$ 7,099,695
Note 6	—	Federal Income Tax Information:
As of April 30, 2021, the cost, gross unrealized appreciation, gross unrealized depreciation and net unrealized appreciation/(depreciation) on investments, including written call options, for federal income tax purposes, were as follows:
Fund	Tax Cost of Securities	Unrealized Appreciation	Unrealized Depreciation	Net Unrealized Appreciation/(Depreciation)
Steward Covered Call Income Fund	$ 36,455,414	$ 587,173	$ (696,020)	$ (108,847)
Steward Global Equity Income Fund	271,222,378	75,095,300	(1,648,353)	73,446,947
Steward International Enhanced Index Fund	152,618,146	43,807,185	(16,151,998)	27,655,187
Steward Large Cap Enhanced Index Fund	279,446,072	124,164,941	(5,777,201)	118,387,740
Steward Select Bond Fund	185,349,570	5,485,675	(1,498,060)	3,987,615
Steward Small-Mid Cap Enhanced Index Fund	196,120,882	85,645,582	(8,074,375)	77,571,207
The differences between book-basis and tax-basis unrealized appreciation/(depreciation) are primarily attributable to tax deferral of losses on wash sales, adjustments to income on certain securities and other temporary differences.
The tax character of distributions paid during the fiscal year ended April 30, 2021, was as follows:
	Distributions Paid From
Fund	Ordinary Income	Net Long-Term Capital Gains	Total Distribution Paid
Steward Covered Call Income Fund	$ 4,447,588	$ —	$ 4,447,588
Steward Global Equity Income Fund	6,364,964	3,672,129	10,037,093
Steward International Enhanced Index Fund	2,962,781	3,437,280	6,400,061
Steward Large Cap Enhanced Index Fund	10,913,675	26,672,511	37,586,186
Steward Select Bond Fund	2,865,818	—	2,865,818
Steward Small-Mid Cap Enhanced Index Fund	2,713,061	6,557,617	9,270,678

The tax character of distributions paid during the fiscal year ended April 30, 2020, was as follows:
	Distributions Paid From
Fund	Ordinary Income	Net Long-Term Capital Gains	Total Distribution Paid
Steward Covered Call Income Fund	$ 1,965,928	$ 78,151	$ 2,044,079
Steward Global Equity Income Fund	6,711,644	18,849,394	25,561,038
Steward International Enhanced Index Fund	3,676,956	—	3,676,956
Steward Large Cap Enhanced Index Fund	5,813,851	9,842,758	15,656,609
Steward Select Bond Fund	3,550,046	—	3,550,046
Steward Small-Mid Cap Enhanced Index Fund	1,843,538	7,241,158	9,084,696
As of April 30, 2021, the components of distributable earnings/(accumulated deficit) on a tax basis were as follows:
Fund	Undistributed Ordinary Income	Undistributed Long-Term Capital Gains	Distributed Earnings	Accumulated Capital and Other Losses	Unrealized Appreciation/(Depreciation)	Total Distributable Earnings/(Accumulated Deficit)
Steward Covered Call Income Fund	$ 636,772	$ —	$ 636,772	$ (39,834)	$ (108,847)	$ 488,091
Steward Global Equity Income Fund	11,110,717	9,815,747	20,926,464	—	73,446,947	94,373,411
Steward International Enhanced Index Fund	762,795	1,290,953	2,053,748	—	27,655,187	29,708,935
Steward Large Cap Enhanced Index Fund	4,655,700	48,690,394	53,346,094	—	118,387,740	171,733,834
Steward Select Bond Fund	292,561	—	292,561	(2,515,942)	3,987,615	1,764,234
Steward Small-Mid Cap Enhanced Index Fund	5,319,097	10,207,621	15,526,718	—	77,571,207	93,097,925
As of the end of the fiscal year ended April 30, 2021, the following Funds had capital loss carry forwards (‘‘CLCFs’’) as summarized in the tables below. The Board does not intend to authorize a distribution of any realized gain for the Funds until any applicable CLCF is offset.
CLCFs not subject to expiration:
Fund	Short-Term Amount	Long-Term Amount	Total
Steward Covered Call Income Fund	$ —	$ —	$ —
Steward Global Equity Income Fund	—	—	—
Steward International Enhanced Index Fund	—	—	—
Steward Large Cap Enhanced Index Fund	—	—	—
Steward Select Bond Fund	109,401	2,406,541	2,515,942
Steward Small-Mid Cap Enhanced Index Fund	—	—	—
Note 7	—	Reclassifications:
In accordance with GAAP, the Funds will make reclassifications, if applicable, among their capital accounts. These reclassifications are intended to adjust the components of the Funds’ net assets to reflect the tax character of permanent book/tax differences (e.g., Foreign Currency Gain/Loss, return of capital basis adjustments sold, paydown gain/loss) and have no impact on the net assets or the net asset value of the Funds. As of April 30, 2021, there were no reclassifications made between the capital accounts and distributable earnings.
Note 8	—	Control Ownership:
The beneficial ownership, either directly or indirectly, of more than 25% of the voting securities of a Fund creates a presumption of control of the Fund, under Section 2(a)(9) of the 1940 Act. As of April 30, 2021, Assemblies of God Financial Services Group DBA AGFinancial, the parent company of Crossmark Global Holdings, through its subsidiary, Steward Financial Holdings, Inc., had effective voting control over each of the Funds and SFI. In addition, as of April 30, 2021, the following were record owners of the approximate amounts of each Fund listed below. Record ownership is not necessarily the same as beneficial ownership.

		Percent Owned
Steward Covered Call Income Fund	MSCS Financial Services, LLC	88%

Steward Global Equity Income Fund	MSCS Financial Services, LLC	39%
Steward Global Equity Income Fund	National Financial Services LLC	30%

Steward International Enhanced Index Fund	MSCS Financial Services, LLC	43%
Steward International Enhanced Index Fund	National Financial Services LLC	49%

Steward Large Cap Enhanced Index Fund	MSCS Financial Services, LLC	51%
Steward Large Cap Enhanced Index Fund	National Financial Services LLC	33%

Steward Select Bond Fund	MSCS Financial Services, LLC	56%
Steward Select Bond Fund	National Financial Services LLC	39%

Steward Small-Mid Cap Enhanced Index Fund	MSCS Financial Services, LLC	39%
Steward Small-Mid Cap Enhanced Index Fund	National Financial Services LLC	25%

Note 9	—	LIBOR Transition:
Certain of Steward Select Bond Fund's investments, payment obligations and financing terms may be based on floating rates, such as the London Interbank Offered Rate (“LIBOR”). In March 2020, the FASB issued ASU 2020-04, Reference Rate Reform Topic 848 (“ASU 2020-04”), “Facilitation of the Effects of Reference Rate Reform on Financial Reporting,” which provides optional temporary financial reporting relief from the effect of certain types of contract modifications due to the planned discontinuation of the LIBOR and other interbank-offered based reference rates as of the end of 2021. The Financial Conduct Authority and Intercontinental Exchange Benchmark Administration have since announced that most LIBOR settings will no longer be published after December 31, 2021 and the remaining U.S. dollar LIBOR settings will cease publication after June 30, 2023. ASU 2020-04 is effective for certain reference rate-related contract modifications that occur during the period March 12, 2020 through December 31, 2022, and the adoption of ASU 2020-04 is elective. Management is currently evaluating the impact, if any, of applying ASU 2020-04.
Note 10 — Coronavirus Disease 2019 (COVID-19):
The outbreak of COVID-19 has adversely impacted global commercial activity and contributed to significant volatility in financial markets. The COVID-19 pandemic and government responses are creating near-term disruption in global supply chains and adversely affecting many industries. The outbreak could have a continued material adverse impact on economic and market conditions and trigger a period of global economic slowdown. The rapid development and fluidity of this situation precludes any prediction as to the ultimate material adverse impact of COVID-19. Nevertheless, COVID-19 presents material uncertainty and risk with respect to each Fund, its performance, and its financial results.
Note 11 — Subsequent Events:
Management has evaluated subsequent events through the date these financial statements were issued.
Approval of Fund Name, Investment Strategy and Portfolio Management Changes: On June 10, 2021, the Funds’ Board approved changes to Steward Large Cap Enhanced Index Fund and Steward Small-Mid Cap Enhanced Index Fund proposed by Crossmark Global Investments, the Funds’ investment adviser, in order to implement a new investment strategy for each Fund, including: (i) a new Fund name; (ii) the elimination of the Fund’s policy that, under normal circumstances, the Fund will invest at least 80% of its assets in the securities of companies included in the Fund’s benchmark; (iii) for Steward Small-Mid Cap Enhanced Index Fund only, the replacement of the Fund’s policy that, under normal circumstances, the Fund will invest at least 80% of its assets in the securities of small- to mid-cap companies; (iv) changes to the Fund’s benchmark index; and (v) changes to the Fund’s portfolio management team.
Effective with each Fund’s next annual update to its registration statement on or about August 28, 2021, the following changes will be implemented:
Name Changes: Steward Large Cap Enhanced Index Fund will be renamed Steward Large Cap Core Fund and Steward Small-Mid Cap Enhanced Index Fund will be renamed Steward Small Cap Growth Fund.

Investment Strategy Changes: Steward Large Cap Core Fund’s principal investment strategy will be to invest in a portfolio of large-cap equity securities, subject to the limitations of the Fund’s values-based screening policies. Under normal market conditions, the Fund will invest at least 80% of its assets in securities of large-cap companies. Large-cap companies will be defined by the market capitalization range of the Fund’s benchmark index from time to time. The Fund’s benchmark index will be a widely recognized broad-based large-cap index. Substantially all of the equity securities in which the Fund will invest will be included in the Fund’s benchmark index at the time of purchase. The Fund may invest a portion of its assets in small- and mid-cap companies. The Fund may also invest in other investment companies and real estate investment trusts.
Steward Small Cap Growth’s principal investment strategy will be to invest in a portfolio of small-cap growth securities, subject to the limitations of the Fund’s values-based screening policies. Under normal market conditions, the Fund will invest at least 80% of its assets in securities of small-cap companies. Small-cap companies will be defined as those with market capitalizations no larger than the largest capitalized issuer included in the Fund’s benchmark index from time to time. The Fund’s benchmark index will be a widely recognized broad-based small-cap index. The Fund will invest primarily in equity securities. The principal type of equity security in which the Fund will invest is common stock. The Fund may also invest in other investment companies and up to 15% of its net assets in real estate investment trusts.
Benchmark Changes: For Steward Large Cap Core Fund, the Russell 1000 Index will replace the S&P 500 Index as the Fund’s benchmark index. For Steward Small Cap Growth Fund, the Russell 2000 Index will replace the S&P 1000 Index as the Fund’s benchmark index.
Portfolio Management Changes: Steward Large Cap Core Fund’s co-portfolio managers will be Robert Doll and Brent Lium. The current portfolio management team consists of Brent Lium, Ryan Caylor and John Wolf. Mr. Doll is Chief Investment Officer of Crossmark. Mr. Lium is Managing Director – Head of Equity Investments of Crossmark.
Steward Small Cap Growth Fund’s co-portfolio managers will be Brent Lium and Ryan Caylor. The current portfolio management team consists of Brent Lium, Ryan Caylor and John Wolf. Mr. Lium is Managing Director – Head of Equity Investments of Crossmark. Mr. Caylor is Head of Research and a Portfolio Manager of Crossmark.
Distributions
On June 11, 2021, the Funds declared and paid, respectively, a distribution from ordinary income for the following amounts:
Fund	Amount
Steward Covered Call Income Fund	$ 24,447
Steward Global Equity Income Fund	1,292,671
Steward International Enhanced Index Fund	925,790
Steward Large Cap Enhanced Index Fund	372,670
Steward Select Bond Fund	558,657
Steward Small-Mid Cap Enhanced Index Fund	179,241
Expense Limitation Agreement
The expense limitation agreement between SFI, on behalf of Steward Covered Call Income Fund, and Crossmark Global Investments, as described in Note 4, has been agreed to through August 30, 2022.

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Shareholders and Board of Directors of

Steward Funds, Inc.

Opinion on the Financial Statements

We have audited the accompanying statements of assets and liabilities, including the schedules of portfolio investments, of Steward Funds, Inc. comprising the funds listed below (the “Funds”) as of April 30, 2021, the related statements of operations, the statements of changes in net assets, the related notes, and the financial highlights for each of the periods indicated below (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of each of the Funds as of April 30, 2021, the results of their operations, the changes in net assets, and the financial highlights for each of the periods indicated below in conformity with accounting principles generally accepted in the United States of America.

Fund Name	Statements of Operations and Cash Flows	Statements of Changes in Net Assets	Financial Highlights
Steward Global Equity Income Fund, Steward International Enhanced Index Fund, Steward Large Cap Enhanced Index Fund, Steward Select Bond Fund, and Steward Small-Mid Cap Enhanced Index Fund	For the year ended April 30, 2021	For the years ended April 30, 2021 and 2020	For the years ended April 30, 2021, 2020, 2019, 2018, and 2017

Steward Covered Call Income Fund	For the year ended April 30, 2021	For the years ended April 30, 2021 and 2020	For the years ended April 30, 2021, 2020, 2019 and for the period from December 14, 2017 (commencement of operations) through April 30, 2018

Basis for Opinion

These financial statements are the responsibility of the Funds’ management. Our responsibility is to express an opinion on the Funds’ financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Funds in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of April 30, 2021, by correspondence with the custodians and brokers. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.

We have served as the Funds’ auditor since 2007.

COHEN & COMPANY, LTD.

Chicago, Illinois

June 28, 2021

General Information (Unaudited)

Federal Income Tax Information:
For the fiscal year ended April 30, 2021, the following percentages of the total ordinary income distributions paid by the Funds qualify for the dividends received deduction available to corporate shareholders.
Fund	Dividends Received Deduction
Steward Covered Call Income Fund	0.72%
Steward Global Equity Income Fund	31.19%
Steward International Enhanced Index Fund	0.11%
Steward Large Cap Enhanced Index Fund	29.12%
Steward Select Bond Fund	2.85%
Steward Small-Mid Cap Enhanced Index Fund	12.54%
For the fiscal year ended April 30, 2021, distributions paid by the Funds may be subject to a maximum tax rate of 15%, as provided by the Jobs and Growth Tax Relief Reconciliation Act of 2003. The Funds intend to designate the maximum amount allowable as taxed at a maximum rate of 15%. Complete information will be reported in conjunction with your 2021 Form 1099-DIV.
For the taxable year ended April 30, 2021, the percentages of Qualified Dividend Income are as follows:
Fund	Qualified Dividend Income
Steward Covered Call Income Fund	0.72%
Steward Global Equity Income Fund	58.86%
Steward International Enhanced Index Fund	90.75%
Steward Large Cap Enhanced Index Fund	30.48%
Steward Select Bond Fund	2.85%
Steward Small-Mid Cap Enhanced Index Fund	12.67%
The Funds declared long-term distributions of realized gains as follows:
Fund	Long-Term Capital Gains
Steward Covered Call Income Fund	$ —
Steward Global Equity Income Fund	3,672,129
Steward International Enhanced Index Fund	3,437,280
Steward Large Cap Enhanced Index Fund	26,672,511
Steward Select Bond Fund	—
Steward Small-Mid Cap Enhanced Index Fund	6,557,617
The Funds declared short-term distributions of realized gains as follows:
Fund	Short-Term Capital Gains
Steward Covered Call Income Fund	$4,197,905
Steward Global Equity Income Fund	536,369
Steward International Enhanced Index Fund	273,975
Steward Large Cap Enhanced Index Fund	6,144,355
Steward Select Bond Fund	—
Steward Small-Mid Cap Enhanced Index Fund	1,634,327

The Steward International Enhanced Index Fund intends to elect to pass-through to shareholders the income tax credit for taxes paid to foreign countries. Foreign source income and foreign tax expense per outstanding share on April 30, 2021 were as follows:
Fund	Foreign Source Income	Foreign Tax Expense
Steward International Enhanced Index Fund	$0.47	$0.05
Proxy Voting Policy and Voting Records
A description of the policies and procedures that the Funds use to determine how to vote proxies and information regarding how each Fund voted proxies during the most recent 12 month-period ended June 30, is available without charge, (i) by calling 1-800-262-6631, or (ii) on the SEC’s website at http://www.sec.gov.
Availability of Quarterly Portfolio Schedule
Each Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT. Portfolio holdings information included with Form N-PORT for the third month of each relevant fiscal quarter will be publicly available on the SEC’s website at www.sec.gov. Each Fund’s complete schedule of portfolio holdings for the second and fourth quarters of each fiscal year is included in the semi-annual and annual reports to shareholders, respectively, and is filed with the SEC on Form N-CSR. The semi-annual and annual report for each Fund is available to investors within 60 days after the period to which it relates. Each Fund’s Forms N-PORT and Forms N-CSR are available on the SEC’s website listed above.

EXPENSE EXAMPLES (Unaudited)

As a shareholder of the Funds, you may incur transaction costs, including contingent deferred sales charges on the lesser of the purchase price or redemption proceeds of Class C shares. You will also incur ongoing costs, including management fees, 12b-1 fees, and other Fund expenses. The following examples are intended to help you understand your ongoing costs (in dollars) of investing in the Funds and to compare these costs with the ongoing costs of investing in other mutual funds.
The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from November 1, 2020 through April 30, 2021.
Actual Expenses
The table below provides information about actual account values and actual expenses. You may use the information below, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled ‘‘Expenses Paid During Period’’ to estimate the expenses you paid on your account during this period.
Fund	Beginning Account Value 11/1/20	Ending Account Value 4/30/21	Expenses Paid During Period 11/1/20 – 4/30/21*	Expense Ratio During Period 11/1/20 – 4/30/21**
Steward Covered Call Income Fund
Class A	$1,000.00	$1,207.30	$ 6.84	1.25%
Class C	1,000.00	1,203.60	10.93	2.00%
Class R6(1)	1,000.00	1,215.60	—	—%
Institutional Class	1,000.00	1,210.40	5.48	1.00%
Steward Global Equity Income Fund
Class A	1,000.00	1,303.80	6.80	1.19%
Class C	1,000.00	1,298.50	11.51	2.02%
Class R6	1,000.00	1,306.30	4.92	0.86%
Institutional Class*	1,000.00	1,305.40	5.77	1.01%
Steward International Enhanced Index Fund
Class A	1,000.00	1,320.70	3.91	0.68%
Class C	1,000.00	1,315.00	7.58	1.32%
Class R6	1,000.00	1,321.20	3.74	0.65%
Institutional Class	1,000.00	1,320.00	4.72	0.82%
Steward Large Cap Enhanced Index Fund
Class A	1,000.00	1,298.70	4.10	0.72%
Class C	1,000.00	1,283.70	6.12	1.08%
Class R6	1,000.00	1,300.40	2.51	0.44%
Institutional Class	1,000.00	1,299.40	3.42	0.60%
Steward Select Bond Fund
Class A	1,000.00	987.90	3.89	0.79%
Class C	1,000.00	984.10	5.51	1.12%
Class R6(1)	1,000.00	981.20	—	—%
Institutional Class	1,000.00	988.40	3.75	0.76%
Steward Small-Mid Cap Enhanced Index Fund
Class A	1,000.00	1,468.70	4.59	0.75%
Class C(1)	1,000.00	1,456.70	—	—%
Class R6	1,000.00	1,470.60	2.88	0.47%
Institutional Class	1,000.00	1,469.10	3.73	0.61%

*	Expenses are equal to the average account value times the Fund’s annualized expense ratio multiplied by 181/365 (to reflect the one-half year period).
**	The Expense Ratio for each class of Steward Covered Call Income Fund (other than Class R6) reflects an expense limitation. See Note 4 in the Notes to Financial Statements.
(1)	Expense Paid and Expense Ratio are expressed as — and —%, respectively, because the class is too small to accrue income and expenses during the period ended April 30, 2021.

Hypothetical Example for Comparison Purposes (Unaudited)

The table below provides information about hypothetical account values and hypothetical expenses based on each Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not each Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.
Please note that the expenses shown in the table are meant to highlight your ongoing costs only. Transactional costs, if any, such as sales charges (front or back end loads) or exchange fees, are not shown in the table. Therefore, this table is useful only in comparing ongoing costs and will not help you determine the relative costs of owning different funds.
Fund	Beginning Account Value 11/1/20	Ending Account Value 4/30/21	Expenses Paid During Period 11/1/20 – 4/30/21*	Expense Ratio During Period 11/1/20 – 4/30/21**
Steward Covered Call Income Fund
Class A	$1,000.00	$1,018.60	$ 6.26	1.25%
Class C	1,000.00	1,014.88	9.99	2.00%
Class R6(1)	1,000.00	1,024.79	—	—%
Institutional Class	1,000.00	1,019.84	5.01	1.00%
Steward Global Equity Income Fund
Class A	1,000.00	1,018.89	5.96	1.19%
Class C	1,000.00	1,014.78	10.09	2.02%
Class R6	1,000.00	1,020.53	4.31	0.86%
Institutional Class	1,000.00	1,019.79	5.06	1.01%
Steward International Enhanced Index Fund
Class A	1,000.00	1,021.42	3.41	0.68%
Class C	1,000.00	1,018.25	6.61	1.32%
Class R6	1,000.00	1,021.57	3.26	0.65%
Institutional Class	1,000.00	1,020.73	4.11	0.82%
Steward Large Cap Enhanced Index Fund
Class A	1,000.00	1,021.22	3.61	0.72%
Class C	1,000.00	1,019.44	5.41	1.08%
Class R6	1,000.00	1,022.61	2.21	0.44%
Institutional Class	1,000.00	1,021.82	3.01	0.60%
Steward Select Bond Fund
Class A	1,000.00	1,020.88	3.96	0.79%
Class C	1,000.00	1,019.24	5.61	1.12%
Class R6(1)	1,000.00	1,024.79	—	—%
Institutional Class	1,000.00	1,021.03	3.81	0.76%
Steward Small-Mid Cap Enhanced Index Fund
Class A	1,000.00	1,021.08	3.76	0.75%
Class C(1)	1,000.00	1,024.79	—	—%
Class R6	1,000.00	1,022.46	2.36	0.47%
Institutional Class	1,000.00	1,021.77	3.06	0.61%

*	Expenses are equal to the average account value times the Fund’s annualized expense ratio multiplied by 181/365 (to reflect the one-half year period).
**	The Expense Ratio for each class of Steward Covered Call Income Fund (other than Class R6) reflects an expense limitation. See Note 4 in the Notes to Financial Statements.
(1)	Expense Paid and Expense Ratio are expressed as — and —%, respectively, because the class is too small to accrue income and expenses during the period ended April 30, 2021.

DIRECTORS AND EXECUTIVE OFFICERS (Unaudited)

The business and affairs of the Funds are managed under the direction of the Funds’ Board of Directors and the Funds’ officers appointed by the Board of Directors. The tables below list the Directors and executive officers of the Funds and their principal occupations during the past five years, other directorships held by the Directors and their affiliations, if any, with Crossmark Global Investments, Inc. and Crossmark Distributors, Inc.
The Funds’ statement of additional information includes additional information about the Funds’ Directors and is available, without charge, upon request, by calling 1-800-262-6631.
Name, Address, Age	Position(s) Held with Fund	Term of Office(1) and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Director or Nominee	Other Directorships Held by Director or Nominee During the Past 5 Years
Interested Directors
Michael L. Kern, III, CFA (2) c/o 15375 Memorial Drive, Suite 200 Houston, TX 77079 Birth Year: 1973	Chairman of the Board; Director	Indefinite Term Since 2017	President, CEO and Treasurer, Crossmark Global Holdings, Inc. (May 2015 − Present); President, CEO and Treasurer, Crossmark Global Investments, Inc. and Crossmark Distributors, Inc. (2016 − Present); Chief Compliance Officer, Crossmark Distributors, Inc. (August 1, 2017 − December 11, 2017); Secretary, Crossmark Global Investments, Inc. and Crossmark Distributors, Inc. (2016 − 2018)	6	Stratford Cambridge Group Investments − Advisory Board (2011 − 2017); Foundation Capital Resources (2015 − Present)
Kyle A. Dana CRPC(3) c/o 15375 Memorial Drive, Suite 200 Houston, TX 77079 Birth Year: 1978	Director	Indefinite Term Since 2017	Senior Vice President, Retirement & Investment Solutions of AGFinancial(4) (2000 − Present)	6	N/A
Independent Directors
Mark H. Barineau c/o 15375 Memorial Drive, Suite 200 Houston, TX 77079 Birth Year: 1968	Director	Indefinite Term Since 2017	President of Lionsmark Investment Group(5) (since April 2016); President & Owner of Radney Management & Investments, Inc.(6) (1996 – 2016)	6	N/A
Richard L. Peteka c/o 15375 Memorial Drive, Suite 200 Houston, TX 77079 Birth Year: 1961	Director	Indefinite Term Since 2017	Chief Financial Officer and Secretary of SLR Investment Corp., SLR Senior Investment Corp. (May 2012 - Present) and SCP Private Credit Income BDC LLC(7) (2018 − Present)	6	N/A
Adriana R. Posada c/o 15375 Memorial Drive, Suite 200 Houston, TX 77079 Birth Year: 1954	Director	Indefinite Term Since 2017	Retired; Sr. Portfolio Manager of American Beacon Advisors, Inc. (September 1998 − March 2016)	6	Trustee of Irving Firemen’s Relief and Retirement Plan (April 2009 – October 2015)
Richard J. Rossi c/o 15375 Memorial Drive, Suite 200 Houston, TX 77079 Birth Year: 1956	Director; Lead Independent Director as of May 14, 2020	Indefinite Term Since 2019	Retired; President and Co–Chief Operating Officer, Eagle Asset Management, President, Eagle Mutual Funds and Eagle Fund Distributors (2000 – 2017)	6	N/A

DIRECTORS AND EXECUTIVE OFFICERS (Unaudited)

(1)  Each Director serves on the Board from the time of his or her election or appointment until the election of Directors next succeeding his or her election or appointment and until his or her successor is elected and qualified. Because the Funds do not hold regular annual meetings of shareholders to elect Directors, each Director serves for an indefinite period.
(2)  Mr. Kern is an ‘‘interested person’’ of SFI, as defined in the 1940 Act, because of his position with the Funds’ investment adviser, administrator and distributor.
(3)  Mr. Dana is an ‘‘interested person’’ of SFI, as defined in the 1940 Act, because of his position with AGFinancial, which is an affiliate of the Funds’ investment adviser, administrator and distributor.
(4)  AGFinancial is an affiliate of SFI’s investment adviser, administrator and distributor specializing in delivering financial products and services that align with faith and values.
(5)  Lionsmark Investment Group is a private real estate investment and management company that Mr. Barineau formed in 2016. Its primary business is the acquisition, development and management of multi-family assets and other active and passive real estate investments.
(6)  Radney Management & Investments, Inc. was established in 1982 and is an ACCREDITED MANAGEMENT ORGANIZATION(R) specializing in multi-family property management.
(7)  SLR Investment Corp., SLR Senior Investment Corp. and SCP Private Credit Income BDC LLC are business development companies that invest primarily in senior secured loans of private middle-market companies to generate current income that is distributed to shareholders across economic cycles.

DIRECTORS AND EXECUTIVE OFFICERS (Unaudited)

Name, Address and Age	Position(s) Held with Fund	Term of Office(1) and Length of Time Served	Principal Occupation(s) During Past 5 Years	Other Directorships Held by Director or Nominee During the Past 5 Years
Executive Officers
Michael L. Kern, III, CFA 15375 Memorial Drive, Suite 200 Houston, TX 77079 Birth Year: 1973	President and Treasurer	Since 2016	President, CEO and Treasurer, Crossmark Global Holdings, Inc. (May 2015 − Present); President, CEO and Treasurer, Crossmark Global Investments, Inc. and Crossmark Distributors, Inc. (2016 − Present); Chief Compliance Officer, Crossmark Distributors, Inc. (August 1, 2017 − December 11, 2017); Secretary, Crossmark Global Investments, Inc. and Crossmark Distributors, Inc. (2016 − 2018)	Stratford Cambridge Group Investments − Advisory Board (2011 − 2017); Foundation Capital Resources (2015 − Present)
John R. Wolf 15375 Memorial Drive, Suite 200 Houston, TX 77079 Birth Year: 1961	Executive Vice President	Since 2004	Managing Director, Crossmark Global Investments, Inc. (2019 – Present); Managing Director – Equity Investments, Crossmark Global Investments, Inc. (1996 – 2019)	N/A
Brent Lium, CFA 15375 Memorial Drive, Suite 200 Houston, TX 77079 Birth Year: 1969	Executive Vice President	Since 2019	Managing Director - Head of Equity Investments, Crossmark Global Investments, Inc. (February 2021 - Present);
Managing Director, Crossmark Global
Investments, Inc. (2019 – February 2021);
Portfolio Manager, Invesco Ltd.
			(2001 − 2019)	N/A
Victoria Fernandez, CFA 15375 Memorial Drive, Suite 200 Houston, TX 77079 Birth Year: 1973	Executive Vice President	Since 2014	Chief Market Strategist, Crossmark Global Investments, Inc. (2018 − Present); Managing Director – Fixed Income Investments, Crossmark Global Investments, Inc. (2012 – 2018)	N/A
Paul Townsen 15375 Memorial Drive, Suite 200 Houston, TX 77079 Birth Year: 1971	Executive Vice President	Since 2017	Managing Director − Head of Trading & Investment Operations, Crossmark Global Investments, Inc. (2021 − Present); Managing Director, Crossmark Global
Investments, Inc. (2017 − 2021); Senior
Vice President, Crossmark Global
			Investments, Inc. (2015 − 2017)	N/A
Ryan Caylor, CFA 15375 Memorial Drive, Suite 200 Houston, TX 77079 Birth Year: 1988	Executive Vice President	Since 2020	Portfolio Manager, Crossmark Global
Investments, Inc. (2020 − Present);
Head of Research, Crossmark Global
Investments, Inc. (2019 – Present);
Senior Research Analyst, Crossmark
Global Investments Inc. (2016 – 2019);
Associate, Tudor, Pickering, Holt & Co.
			(2013 – 2016)	N/A
Charles Sylvester 15375 Memorial Drive, Suite 200 Houston, TX 77079 Birth Year: 1964	Executive Vice President	Since 2020	Managing Director – Head of Sales
& Distribution, Crossmark Global
Investments, Inc. (October 2019
– Present); Senior Vice President,
Crossmark Global Investments, Inc.
(June 2019 – September 2019);
Senior Vice President, Invesco Ltd.
			(April 2000 – May 2019)	N/A

DIRECTORS AND EXECUTIVE OFFICERS (Unaudited)

Name, Address and Age	Position(s) Held with Fund	Term of Office(1) and Length of Time Served	Principal Occupation(s) During Past 5 Years	Other Directorships Held by Director or Nominee During the Past 5 Years
Executive Officers (continued)
Patrick N. Garboden 15375 Memorial Drive, Suite 200 Houston, TX 77079 Birth Year: 1957	Executive Vice President and Liquidity Risk Management Program Administrator	Since 2018	Senior Portfolio Manager, Crossmark Global Investments, Inc. (October 2008 – Present)	N/A
Jim A. Coppedge 15375 Memorial Drive, Suite 200 Houston, TX 77079 Birth Year: 1968	Executive Vice President, Chief Compliance Officer, Secretary and Assistant Treasurer	Since 2017	General Counsel and Chief Compliance Officer, Crossmark Global Investments, Inc. (2017 − Present); General Counsel and Chief Compliance Officer, Crossmark Distributors, Inc. (December 11, 2017 − Present); Secretary, Crossmark Global Investments, Inc. and Crossmark Distributors, Inc. (2018 − Present)	N/A
Jessica Gunter 15375 Memorial Drive, Suite 200 Houston, TX 77079 Birth Year: 1987	Assistant Secretary and Assistant Treasurer	Since 2020	Senior Compliance Officer and Associate General Counsel, Crossmark Global Investments, Inc. (2020 - Present); Teacher, St. Laurence Catholic School (2015-2020)	N/A
Patricia Mims 15375 Memorial Drive, Suite 200 Houston, TX 77079 Birth Year: 1960	Assistant Treasurer	Since 2021	Financial Operations Principal, Crossmark Distributors, Inc. (2018 - Present); Senior Compliance Officer, Crossmark Global Investments, Inc. (October 2018 - 2020); Assistant Secretary, Crossmark Global Investments, Inc. and Crossmark Distributors, Inc. (2018 - 2020); Senior Compliance Associate, Crossmark Global Investments, Inc. (April 2013 - October 2018)	N/A

(1)  SFI officers are elected by the Board annually and hold office until the next annual Board meeting at which officers are elected and until his or her successor is elected and qualified.

Visit us online at:
crossmarkglobal.com

STEWARD FUNDS

ANNUAL REPORT

Steward Covered Call Income Fund

Steward Global Equity Income Fund

Steward International Enhanced Index Fund

Steward Large Cap Enhanced Index Fund

Steward Select Bond Fund

Steward Small-Mid Cap Enhanced Index Fund

CROSSMARK GLOBAL INVESTMENTS

For more complete information about the Steward Funds, including charges and expenses, contact the Distributor to receive a prospectus. Please read it carefully before you invest or send money.

SF 04/30

Visit crossmarkglobal. us online at: com STEWARD FUNDS ANNUAL REPORT Steward Covered Call Income Fund Steward Global Equity Income Fund Steward International Enhanced Index Fund Steward Large Cap Enhanced Index Fund Steward Select Bond Fund Steward Small-Mid Cap Enhanced Index Fund Distributed by: Crossmark Distributors, Inc. 15375 Memorial Dr, Suite 200 Houston, TX 77079 888-845-6910 stewardfunds@crossmarkglobal.com the For Distributor more complete to receive information a prospectus. about the    Please Steward read Funds, it carefully including before charges you invest and expenses, or send money. contact SF 04/30

(b)	Not applicable.

Item 2. Code of Ethics.

(a)

The registrant has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions. This code of ethics is included as an exhibit.

(c)

During the period covered by the report, with respect to the registrant’s code of ethics that applies to its principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, there have been no amendments to a provision that relates to any element of the code of ethics definition enumerated in paragraph (b) of this Item 2 of Form N-CSR.

(d)

During the period covered by the report, with respect to the registrant’s code of ethics that applies to its principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, there have been no waivers granted from a provision that relates to any element of the code of ethics definition enumerated in paragraph (b) of this Item 2 of Form N-CSR.

Item 3. Audit Committee Financial Expert.

(a)	(1) The registrant’s board of directors has determined that the registrant has at least one audit committee financial expert serving on its audit committee.

(a)	(2) The audit committee financial expert is Richard L. Peteka, who is “independent” for purposes of this Item 3 of Form N-CSR.

Item 4. Principal Accountant Fees and Services.

	2021	2020
(a) Audit Fees	$91,750	$87,500
(b) Audit-Related Fees	$-	$-
(c) Tax Fees	$18,000	$18,000
(d) All Other Fees	$-	$-

The audit fees are paid for professional services rendered by the auditor for the audit of the Funds’ annual financial statements or services that are normally provided by the auditor in connection with statutory and regulatory filings or engagements. The tax fees are paid for professional services rendered by the auditor for tax compliance, tax advice and tax planning.

(e)

(1) The Audit Committee may pre-approve at any regularly scheduled Audit Committee meeting audit, audit-related, tax and other non-audit services to be rendered or that may be rendered by the auditor to the Funds and certain non-audit services to be rendered by the auditor to the Funds’ investment adviser which require pre-approval by the Audit Committee. In connection with such pre-approvals, the auditor, or a Fund officer, with the assistance of the auditor, shall provide the Audit Committee with a report containing information about each type of service to be pre-approved at the meeting.

2

(e)	(2) For the fiscal years ended April 30, 2021 and 2020, 100% of all the fees in paragraphs (b) through (d) were approved by the Audit Committee.

(f)	Not applicable.

(g)	For the fiscal year ended April 30, 2021, Cohen and Company, Ltd. billed $18,000.

  For the fiscal year ended April 30, 2020, Cohen and Company, Ltd. billed $18,000.

(h)	Not applicable.

Item 5. Audit Committee of Listed Registrants.

Not applicable.

Item 6. Schedule of Investments.

(a)	The schedules of investments are included as part of the report to shareholders filed under Item 1(a) of this Form N-CSR.

(b)	Not applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders.

Not applicable.

Item 11. Controls and Procedures.

(a)

The registrant’s principal executive officer and principal financial officer have concluded, based on their evaluation of the registrant’s disclosure controls and procedures as conducted within 90 days of the filing date of this report, that these disclosure controls and procedures are adequately designed and are operating effectively to ensure that information required to be disclosed by the registrant on Form N-CSR is recorded, processed, summarized and reported within the time periods specified in the Securities and Exchange Commission’s rules and forms.

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(b)

There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Act (17 CFR 270.30a-2(d)) that occurred during the period covered by this report that have materially affected or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

Not applicable.

Item 13. Exhibits.

(a)	(1)	The code of ethics that is the subject of the disclosure required by Item 2 is attached hereto.

(a)	(2)	Certifications for each principal executive and principal financial officer of the registrant as required by Rule 30a-2 under the Act (17 CFR 270.30a-2(a)) are attached hereto.

(a)	(3)	Not applicable.

(a)	(4)	Not applicable.

(b)	Certifications pursuant to Rule 30a-2(b) are furnished herewith.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Steward Funds, Inc.

By:	/s/ Michael L. Kern, III
Michael L. Kern, III
President and Treasurer (Principal Executive Officer and Principal Financial Officer)

Date: July 1, 2021

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Michael L. Kern, III
Michael L. Kern, III
President and Treasurer (Principal Executive Officer and Principal Financial Officer)

Date: July 1, 2021

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